                                                                    EXHIBIT 99.1

PACHULSKI, STANG, ZIEHL & YOUNG P.C.
RICHARD M. PACHULSKI, ESQ. [S.B. # 90073]
JAMES I. STANG, ESQ. [S.B. # 94435]
STANLEY E. GOLDICH, ESQ. [S.B. # 92659]
JEFFREY N. POMERANTZ, ESQ. [S.B. #143717]
10100 Santa Monica Boulevard, Suite 1100
Los Angeles, California 90067
Telephone:  (310) 277-6910
Attorneys for Commonwealth Equity Trust
Debtor and Debtor in Possession

MURPHY, WEIR & BUTLER
A Professional Corporation
MARGARET SHENEMAN, ESQ. [S.B. # 72718]
ROBERT A. JULIAN, ESQ. [S.B. # 88469]
ELLEN A. CARROLL, ESQ. [S.B. # 95716]
101 California Street, 39th Floor
San Francisco, California 94111
Telephone:  (415) 398-4700
Attorneys for Pacific Mutual Life Insurance
Company, as Agent for Secured Lenders

BRONSON, BRONSON & McKINNON
LUCINDA DENNIS, ESQ. [S.B. # 38153]
SARAH SISSON, ESQ. [S.B. # 103041]
444 South Flower Street, #2500
Los Angeles, CA 90071-2901
Telephone:  (213) 626-5314
Attorneys for the Official Unsecured Creditors' Committee

[List of Counsel continued on page i]



                         UNITED STATES BANKRUPTCY COURT
                         EASTERN DISTRICT OF CALIFORNIA

In re                                    )      Case No. 93-26727-C11
                                         )
COMMONWEALTH EQUITY TRUST,               )      Chapter 11
                                         )
             Debtor.                     )      THIRD AMENDED PLAN OF
                                         )      REORGANIZATION, AS MODIFIED
                                         )
                                         )
                                         )
_________________________________________)

GREENBERG, GLUSKER, FIELDS,
  CLAMAN & MACHTINGER
MARC S. COHEN, ESQ. [S.B. # 65486]
PAULA J. PETERS, ESQ. [S.B. # 41513]
JOHN L. CHILD, ESQ. [S.B. #40725]
GARY L. KAPLAN, ESQ. [S.B. # 71414]
1900 Avenue of the Stars, Suite 2000
Los Angeles, California 90067
Telephone:  (310) 553-3610
Attorneys for Commonwealth Equity Trust
Debtor and Debtor in Possession


DOWNEY BRAND SEYMOUR & ROHWER
R. DALE GINTER, ESQ. [S.B. # 100784]
LAURA REIMCHE, ESQ. [S.B. # 139804]
555 Capitol Mall, 10th Floor
Sacramento, California 95814
Telephone:  (916) 441-0131
Attorneys for the Official Equity Security
  Holders' Committee

                               TABLE OF CONTENTS
                               -----------------


                                                                                                                           Page
                                                                                                                           ----
ARTICLE I.       INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II.      DEFINED TERMS, RULES OF INTERPRETATION, COMPUTATION OF TIME AND GOVERNING LAW  . . . . . . . . . . . . .   1

    A.           Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    B.           Rules of Interpretation, Computation of Time and Governing Law . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE III.     CLASSES OF CLAIMS AND EQUITY INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

    A.           Class Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE IV.      TREATMENT OF CLAIMS AND EQUITY INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

    A.           Treatment of Unclassified Claims and Unimpaired Classes  . . . . . . . . . . . . . . . . . . . . . . . .  26
    B.           Treatment of Impaired Claims and Equity Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE V.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

    A.           Executory Contracts Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
    B.           Franchise Agreements, Labor Agreements, and Other Contracts  . . . . . . . . . . . . . . . . . . . . . .  61
    C.           Claims Arising From Rejection of Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
    D.           Stipulations With Holiday Inns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

ARTICLE VI.      MEANS OF EXECUTION OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

    A.           Sources Of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
    B.           New Credit Line  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
    C.           Appointment of Disbursing Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
    D.           Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
    E.           Disputed Claim Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
    F.           Unclaimed Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
    G.           De Minimis Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
    H.           Fees for Professionals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
    I.           Disposition of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
    J.           Public Trading and Registration of New Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
    K.           Cancellation of Certain Outstanding Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
    L.           Prohibition of Issuance of Non-Voting Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

ARTICLE VII.     POST-CONFIRMATION MANAGEMENT AND OPERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

    A.           Composition of Reorganized CET Initial Board of Trustees . . . . . . . . . . . . . . . . . . . . . . . .  68
    B.           Composition of Subsequent Reorganized CET Board of Trustees  . . . . . . . . . . . . . . . . . . . . . .  68
    C.           Termination of Existing Members of CET Board of Trustees . . . . . . . . . . . . . . . . . . . . . . . .  69
    D.           Post-Confirmation Chief Executive Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
    E.           Authorized Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
    F.           Other Corporate and Trust Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
    G.           New Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
    H.           Revesting of Remaining Assets and Post-Confirmation Business Operations  . . . . . . . . . . . . . . . .  70
    I.           New Stock Options for Board of Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

ARTICLE VIII.    MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

    A.           Appointment of Reorganized CET as Representative of the Estate . . . . . . . . . . . . . . . . . . . . .  71
    B.           Claims Objections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
    C.           Continuing Committees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
    D.           Resolution of the Luebkeman Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
    E.           Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
    F.           Waiver of Adequate Protection Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
    G.           Release of Lenders Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
    H.           Retention of Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
    I.           Orders to Aid Consummation of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
    J.           Modification of Plan; Revocation and Withdrawal  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
    K.           Standing of Pre-Effective Date CET Board of Trustees . . . . . . . . . . . . . . . . . . . . . . . . . .  77
    L.           Discharge of Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
    M.           Discharge of CET and Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
    N.           Injunction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
    O.           Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
    P.           Conditions to Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
    Q.           Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
    R.           Headings of Articles and Sections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
    S.           Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
    T.           Stock Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
    U.           Confirmation Request . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

                               TABLE OF EXHIBITS
                               -----------------


EXHIBIT A        SUMMARY OF TERMS OF LENDERS' SENIOR SECURED LOAN DOCUMENTS

EXHIBIT B        SUMMARY OF TERMS OF NEW CET PREFERRED STOCK

EXHIBIT C        SUMMARY OF TERMS OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D        SUMMARY OF TERMS OF NEW CREDIT LINE

EXHIBIT E-1      [FORM OF] NEW CET UNSECURED NOTES

EXHIBIT E-2      [FORM OF] NEW KROEGER NOTE

EXHIBIT F        FLORIN-PERKINS PROPERTIES LOT NUMBERS AND PARCEL NUMBERS

            Commonwealth Equity Trust, Debtor and Debtor in Possession in this case under chapter 11 of the United States Bankruptcy Code, 11 U.S.C.
Section 101 et. seq.; Pacific Mutual Life Insurance Company, on behalf of itself and as agent for the Lenders; and the Official Equity Security Holders' Committee appointed in this Chapter 11 case, and the Official Unsecured Creditors' Committee appointed in this case (collectively "Proponents") submit this Third Amended Plan of Reorganization ("Plan") for consideration by creditors and equity interest holders.

                                   ARTICLE I.
                                  INTRODUCTION
                                  ------------

            This Plan designates classes of claims and classes of interests, identifies unimpaired classes, provides for the treatment of impaired classes and provides adequate means for the implementation of the Plan of Reorganization, among other things. A separate document entitled Disclosure Statement for Third Amended Plan of Reorganization is being sent as an accompaniment to the Plan. In addition, a form of ballot is being provided by which creditors and interest holders may vote their acceptance or rejection of the Plan of Reorganization. CET, Lenders, the Equity Security Holders' Committee, and the Unsecured Creditors' Committee are co-proponents of the Plan, under Federal Rules of Bankruptcy Procedure 3016 and 3019.

                                  ARTICLE II.
                            DEFINED TERMS, RULES OF
                            -----------------------
             INTERPRETATION, COMPUTATION OF TIME AND GOVERNING LAW
             -----------------------------------------------------

      A.    DEFINED TERMS.
            -------------

            The definitions contained in the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., are incorporated herein by this reference notwithstanding the foregoing the following definitions shall apply to capitalized terms used in the Plan:

            1. Account: A federally insured and/or bonded, interest bearing deposit account selected by CET.

            2. Administrative Claim: An Allowed Claim for costs and expenses of administration under sections 503(b) and 507(b)(1) of the Code, including (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estate and operating the business of CET; (b) compensation for legal, financial advisory, accounting, and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Code; (c) all fees and charges assessed against CET under chapter 123, Title 28, United States Code, 28 U.S.C. Section Section 1911 to 1930; and (d) all Claims for real property taxes and other taxes first incurred after the Petition Date, to the extent such Claims are entitled to priority under sections 503(b)(1) and 507(a)(1) of the Code pursuant to applicable law to the extent the Court determines they are Administrative Claims or the County agrees to apply them as such.

            3. Affiliate: Every Person that was an affiliate as of the Petition Date, or is an affiliate as of immediately prior to the Confirmation Date, as is defined in section 101(2) of the Code.

            4. Allowed Claim or Allowed Equity Interest: A Claim against, or Equity Interest in, CET or the Estate to the extent that: (a) a proof of such Claim or Equity Interest was (i) timely filed; (ii) deemed filed pursuant to section 1111(a) of the Code, and appears on schedules filed by the Debtor on March 21, 1994; (iii) not filed for an Equity Interest of the Debtor because the filing of a proof of interest for such Equity Interest was not required, or (iv) deemed timely filed pursuant to a Final Order; and (b) such Claim or Equity Interest is (i) not a Disputed Claim or Disputed Equity Interest, or (ii) to the extent it is a Disputed Claim or Disputed Equity Interest, it is allowed, but only to the extent allowed, by a Final Order.

            5. Allowed Mechanic's Lien Claims: All Allowed Claims of Persons who hold valid, enforceable and perfected mechanic's lien Claims under California law against any of the Real Properties as of the Petition Date.

            6. Allowed Priority Unsecured Claims: All Allowed Claims entitled to priority under sections 507(a)(3), (4), (5) or (6) of the Code.

            7. Allowed Secured Real Property Tax Claims: All Allowed Claims for real property taxes which are secured by any of the Real Properties.

            8. Allowed Priority Unsecured Tax Claims: All Allowed Claims entitled to priority under section 507(a)(7) of the Code.

            9.   Ballot:  The Ballot for accepting or rejecting this Plan.

            10. Ballot Date: The date set by the Bankruptcy Court by which all Ballots with respect to this Plan must be received.

            11. Bankruptcy Court or Court: The United States Bankruptcy Court for the Eastern District of California, or such other court or tribunal as shall hereinafter be confirmed or created by lawful authority, with authority and jurisdiction to confirm the Plan under chapter 11 of the Code.

            12.  Bankruptcy Rules:  The Federal Rules of Bankruptcy
Procedure and the Local Bankruptcy Rules for the Eastern District of California as now in effect or hereafter amended.

            13. Business Day: Any day other than a Saturday, Sunday or a legal holiday (as defined in Bankruptcy Rule 9006(a)).

            14. CalREIT: California Real Estate Investment Trust, a California real estate investment trust, and all trustees of CalREIT which are incumbent immediately prior to the Effective Date, but only in their capacities as trustees, and not as individuals.

            15. CalREIT Stock Interest: The interest of CET, now existing or hereafter arising, in CalREIT.

            16. Cash: Cash or cash equivalents including, but not limited to, bank deposits, checks or other similar items.

            17. Chapter 11 Case: The case under chapter 11 of the Bankruptcy Code commenced by CET and styled In re Commonwealth Equity Trust, Case No. 93-26727-C11.

            18. Claim: Every right, cause of action, defense, setoff, recoupment, counter-claim and remedy, whether or not asserted or encompassed within the statutory definition set forth in section 101(5) of the Code.

            19. Code: Title 11, United States Code, as amended. All citations in the Plan to section numbers are to the Code unless expressly indicated otherwise.

            20. Commercial Federal: Commercial Federal Bank, on behalf of itself and as loan servicer for Columbus Mutual Life Insurance Company, their Affiliates, successors and assigns, and their predecessors in interest, if any, under the instruments and deed of trust which evidences or secures the Commercial Federal Secured Claim.

            21. Commercial Federal Restructured Deed of Trust: That certain modification of the deed of trust to be issued under this Plan to Commercial Federal, which deed of trust encumbers that certain real property owned by CET commonly known as Redding Hotel, located at 1900 Hilltop Drive, Redding, California. The Commercial Federal Restructured Deed of Trust will secure payment of the Commercial Federal Restructured Secured Note and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            22. Commercial Federal Restructured Secured Note: That certain amendment to secured note to be issued under this Plan to Commercial Federal on account of the Commercial Federal Secured Claim, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            23. Commercial Federal Secured Claim: Every Allowed Claim of Commercial Federal that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Redding Hotel, located at 1900 Hilltop Drive, Redding, California, including
(i) outstanding principal currently due to Commercial Federal plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            24. Confirmation: The entry by the Court of the Order confirming the Plan.

            25.  Confirmation Date:  Date of the Confirmation.

            26. Confirmation Order: Order of the Bankruptcy Court confirming the Plan.

            27. Creditors' Committee: The Official Unsecured Creditors' Committee in this Chapter 11 Case which has been appointed by the Office of the United States Trustee.

            28. Debtor or CET: Commonwealth Equity Trust, a California real estate investment trust, which is the debtor and debtor in possession in this Chapter 11 Case, and all trustees of CET who are incumbent immediately prior to the Effective Date, but only in their capacities as trustees and not as individuals.

            29. Declaration of Trust: That certain Declaration of Trust of Commonwealth Equity Trust dated July 31, 1973, as amended from time to time.

            30. Disbursing Agent: Reorganized CET and/or any other Person designated by Proponents or by an order to act in the capacity of Disbursing Agent pursuant to this Plan.

            31. Disclosure Statement: The written statement describing this Plan that is prepared by the Proponents and distributed in accordance with sections 1125, 1126(b) and 1145 of the Code, and Bankruptcy Rule 3017, as amended, in its present form or as the same may be altered, amended, or modified by the Proponents and approved by the Bankruptcy Court.

            32. Disputed Claim or Disputed Equity Interest: A Claim against, or Equity Interest in, the Debtor (a) which has been included in any schedules filed with the Court at any time as disputed, contingent, or unliquidated, or (b) as to which an objection has been filed before six (6) months following the Confirmation Date or the date upon which Reorganized CET first becomes aware of said Claim, whichever is later, and which objection is not the subject of a Final Order and has not been withdrawn.

            33.  Distribution(s):  The Cash, New CET Common Stock, New
CET Unsecured Notes, New CET Preferred Stock, Lenders Restructured Loan Documents, and all other property and instruments to be distributed under the Plan to holders of Allowed Claims and Allowed Equity Interests.

            34.  Effective Date:  The later of (i) the first Business
Day which is eleven (11) days following the Confirmation Date or such other date as the Proponents may fix which shall be not later than sixty (60) days following Confirmation, or (ii) the first business day after such date under clause (i) on which there is not in force any stay or injunction against the enforcement of the Plan or the Confirmation Order; or (iii) October 1, 1994, provided that the conditions to the Effective Date set forth in Article VIII.P. have been satisfied.

            35.  Estate:  The Estate as created in this Chapter 11 Case under section 541 of the Code.

            36. Estate Actions: Any and all rights, defenses, or Claims that the Estate has or may have including, without limitation, rights of setoff, counterclaim, or recoupment, and Claims on contracts or for breaches of duties imposed by law and Claims pursuant to sections 362, 544, 545, 547, 548, 549, 550 and 553 of the Code.

            37.  Equity Holders' Committee:  The Official Equity
Holders' Committee in this Chapter 11 Case which has been appointed by the Office of the United States Trustee.

            38. Equity Interest: An interest in an equity security of CET encompassed within the statutory definition set forth in section 101(16) of the Code.

            39. Final Order: An order of the Bankruptcy Court or the district court as to which (i) any appeal or petition for rehearing, reconsideration, or certiorari that has been filed has been finally determined or dismissed, or (ii) the relevant time for such appeal or such petition has expired and a notice of appeal or petition has not been filed timely.

            40. First Nationwide: First Nationwide, its Affiliates, successors and assigns, and First Nationwide's predecessors in interest, if any, under the instruments and deed of trust which evidences or secures the First Nationwide Secured Claim.

            41. First Nationwide Restructured Deed of Trust: That certain modification of the deed of trust to be issued under this Plan to First Nationwide, which deed of trust encumbers that certain real property owned by CET commonly known as Hurley Ethan II located at 2025, 2035 and 2045 Hurley Way, Sacramento, California. The First Nationwide Restructured Deed of Trust will secure payment of the First Nationwide Restructured Secured Note and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            42. First Nationwide Restructured Secured Note: That certain amendment to secured note to be issued under this Plan to First Nationwide on account of the First Nationwide Secured Claim, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            43. First Nationwide Secured Claim: Every Allowed Claim of First Nationwide that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Hurley Ethan II located at 2025, 2035 and 2045 Hurley Way, Sacramento, California, including (i) outstanding principal currently due to First Nationwide plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            44. Florin-Perkins Properties: Twenty-three (23) separate parcels of real property owned by CET and located in Sacramento, California at: (a) Unsworth Avenue, Outfall Circle; (b) Younger Creek Drive; and (c) Florin-Perkins Road. Attached as Exhibit "F" to the Plan is a list of bond numbers, lot numbers and corresponding parcel numbers for the Florin-Perkins Properties.

            45.  Florin-Perkins Secured Bond Claims (Excluding Lots 21, 22 and
38): Every Claim of the City of Sacramento, as agent for the Person who holds the beneficial interest, pursuant to bonds issued by the City of Sacramento in connection with City Improvement Bonds -- 1911 Bond Act, Series No. 1987-04, which are secured by each of the separate parcels of the Florin-Perkins Properties excluding Lots 21, 22 and 38.

            46. Florin-Perkins Secured Bond Claim (OK&B/Lot 38): Every Claim of OK&B, pursuant to bond number 37 issued by the City of Sacramento in connection with City Improvement Bonds -- 1911 Bond Act, Series No. 1987-04, which is secured by Lot 38 of the Florin-Perkins Properties.

            47. Florin-Perkins Secured Bond Claim (Schumacher/Lot 21): Every Claim of Schumacher pursuant to bond number 21 issued by the City of Sacramento in connection with City Improvement Bonds -- 1911 Bond Act,
Series No. 1987-04, which is secured by Lot 21 of the Florin-Perkins
Properties.

            48. Florin-Perkins Secured Bond Claim (Schumacher/Lot 22): Every Claim of Schumacher pursuant to bond number 22 issued by the City of Sacramento in connection with City Improvement Bonds -- 1911 Bond Act,
Series No. 1987-04, which is secured by Lot 22 of the Florin-Perkins
Properties.

            49. General Unsecured Claims: All Claims against the Estate, however arising, not entitled to priority under section 507(a) of the Code, which are not secured by any property of the Estate including, without limitation, Claims based upon the rejection of executory contracts or unexpired leases, but not including the Kroeger Claim or the Claims in the Convenience Class 15(a).

            50. Insider: Every Person that was an insider as of the Petition Date, or is an insider as of immediately prior to the Confirmation Date, as defined in section 101(31) of the Code.

            51. Kroeger: Henry and Katherine Kroeger, their Affiliates, successors and assigns, and any Person who holds any interest in the Kroeger Claim.

            52. Kroeger Claim: The Claim of Kroeger against the Estate arising under the partnership, note, and guaranty transactions described in any proof of Claim filed by Kroeger.

            53. Lenders or Pacific Mutual Lenders: (1) Pacific Mutual Life Insurance Company; (2) the Prudential Insurance Company of America; (3) Pruco Life Insurance Company; (4) Orix USA Corporation; and (5) Weyerhaeuser Company Master Retirement Trust, TCW Special Credits Fund IV, TCW Special Credits Plus Fund, TCW Special Credits Trust IV, and TCW Special Credits Trust IVA (as successors in interest to First Interstate Bank of California and Merrill Lynch Life Insurance Company); (6) First Interstate Bank of California; (7) Merrill Lynch Life Insurance

Company; and each of them, and each of their respective Affiliates, predecessors, successors and assigns.

            54. Lenders Litigation: That certain adversary proceeding commenced by CET and currently pending in the Bankruptcy Court entitled Commonwealth Equity Trust v. Pacific Mutual Life Insurance Co., et al., Adv. Proc. No. 93-2470.

            55. Lender Loans: The loans, financing and other financial accommodations made by the Lenders and their predecessors to the Debtor before Confirmation, including the origination, restructuring, and administration of such loans and other financial accommodations.

            56. Lenders' Restructured Deeds of Trust: Those certain modifications of deeds of trust to be issued to the Lenders under the Plan which will encumber the Real Properties, and will modify the deeds of trust recorded before the Petition Date. The Lenders' Restructured Deeds of Trust will secure payment of the Lenders' Restructured Secured Notes. The Lenders' Restructured Deeds of Trust shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            57. Lenders' Restructured Loan Documents. The Lenders' Restructured Secured Notes, the Lenders' Restructured Deeds of Trust, the Lenders' Restructured Security Agreement and all other related documents and agreements which evidence CET's obligations under, and security pledged in connection with, the Lenders' Restructured Secured Notes.

            58. Lenders' Restructured Secured Notes: Those certain senior secured notes in the aggregate amount of Forty Million Dollars ($40,000,000) to be issued to the Lenders on account of the Lenders' Claim, substantially as described in Exhibit A attached to this Plan. The Lenders' Restructured Secured Notes shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            59. Lenders' Restructured Security Agreement: That certain Restructured Security Agreement to be issued to the Lenders which will secure payment of the Lenders' Restructured Secured Notes, which will be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            60. Lenders' Claim: Every Claim of the Lenders which arose out of the Lender Loans, and all collateral security therefore, including any Priority Claim or Administrative Claim arising during the Chapter 11 Case including those arising on account of the use of collateral or cash collateral, or continuation of the automatic stay.

            61. Luebkeman Litigation: That certain litigation currently pending in the Superior Court for the State of California, County of Sacramento entitled Robert H. Luebkeman, derivatively on behalf of Commonwealth Equity Trust v. B&B Property Investment, Development and Management Company, Inc., et al., Civil Action No. 524638.

            62. Miscellaneous Claims: (1) All Claims which any Person could assert derivatively on behalf of the Debtor; (2) all Claims which any Person could assert against Reorganized CET, as successor to or assignee of the Debtor; (3) all Claims which are based upon, or which arise by reason of, losses or damages caused by any Person's investment in the Debtor; and (4) all Claims which are based upon, or arise by reason of, any alleged impairment of the Debtor's ability to pay its debts to any Person.

            63.  Morrow:  Frank Morrow, the Chief Executive Officer of CET.

            64. New CET Common Stock: The new common stock of Reorganized CET to be issued pursuant to the terms of the Plan.

            65. New CET Preferred Stock: The new preferred stock of Reorganized CET to be issued to the Lenders holding Class 2 Allowed Claims, the terms of which are summarized on Exhibit B hereto.

            66. New CET Unsecured Notes: The notes which may be issued to the holders of the Class 15(b) Claims and the Class 16 Claims under Article IV.B.19 and 20 herein in substantially the form attached hereto as Exhibit E-1.

            67. New Credit Line: The revolving line of credit to be provided to Reorganized CET on the Effective Date, substantially as described in Exhibit D hereto.

            68. New Credit Line Documents: The documents evidencing the New Credit Line.

            69. New Credit Line Lender: The Person which delivers a commitment to provide the New Credit Line (or its successors or assigns).

            70. New Kroeger Note: The note which may be issued to the holder of the Allowed Kroeger Claim in Class 16 under Article IV.B.20 herein, in substantially the form attached hereto as Exhibit E-2.

            71. New Stock Options: The stock options which may be granted to management of Reorganized CET or to the members of the

Reorganized CET board of trustees on or after the Effective Date under Articles VII.G. and VII.I. of this Plan.

            72. Notes Receivable: Any note receivable in which CET now or hereafter holds any equitable, beneficial, or other interest, including pledged and fractionalized notes receivable.

            73. OK&B: OK&B, a California partnership, its Affiliates, successors and assigns on behalf of itself, or as agent, and any Person who holds the beneficial interest in bond number 37 which is secured by Lot 38 of the Florin-Perkins Properties.

            74. Old CET Common Stock: All common stock and trust shares of CET which is issued and outstanding or authorized immediately prior to the Confirmation Date.

            75. Old CET Common Stock Record Date: A date which shall be established by the Bankruptcy Court under Rules 3018(a) and 3017(d) for determining the holders of Old CET Common Stock for purposes of voting on and Distributions under the Plan.

            76. Old CET Securities: All warrants, options, trust certificates, or other equity securities of CET which are issued and outstanding or authorized immediately prior to Confirmation, other than the Old CET Common Stock.

            77. Original Claims Bar Date: December 14, 1993, which was the deadline established by the Bankruptcy Court for filing proofs of Claim against the Estate, which, the Bankruptcy Court ordered, applies to all Persons listed on CET's original bankruptcy schedules filed with the Bankruptcy Court on September 10, 1993 who are not subject to the Supplemental Claims and Interests Bar Date, which Persons were mailed a copy of the notice of CET's section 341(a) hearing which contained the Original Claims Bar Date.

            78. PPI: Pacific Palisades Investors, its Affiliates, successors and assigns, and any predecessors in interest and any Person who holds any interest in the note or the deed of trust which evidences or secures the PPI Claim.

            79. PPI Claim: Every Claim of PPI that is evidenced by any note or obligation which purports to be secured by real property owned by CET commonly known as Pacific Palisades which is located at 881 Alma Real Drive in Pacific Palisades, California whether or not the PPI Claim is secured by property with a value equal to the Claim.

            80. Partnership Interests: CET's interests in CR Properties, Placer Ranch Partners, L.P., and other partnerships and joint ventures.

            81. Person: An individual, partnership, corporation, association, joint stock company, joint venture, estate, trust, unincorporated organization, or any government or any political subdivision thereof or other entity.

            82.  Petition Date:  August 2, 1993.

            83. Plan: This Third Amended Plan of Reorganization, as is or as further amended.

            84. Principal Mutual: Principal Mutual, its Affiliates, successors and assigns, and Principal Mutual's predecessors in interest, if any, under the instruments and deed of trust which evidences or secures the Principal Mutual Secured Claim.

            85. Principal Mutual Secured Claim: Every Allowed Claim of Principal Mutual that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Pacific Palisades located at 881 Alma Real Drive in Pacific Palisades, California, including (i) outstanding principal currently due to Principal Mutual plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            86. Proponents: CET, the Pacific Mutual Lenders, the Equity Holders' Committee, and the Creditors' Committee, and each of them, in their capacities as Proponents of this Plan.

            87. Pro Rata: Proportionately so that the ratio of the amount of the Distribution made on account of a particular Allowed Claim or Allowed Equity Interest in a class to the aggregate amount of all Distributions made on account of all Allowed Claims and Allowed Equity Interests entitled to participate in the Distribution to said class is the same as the ratio of the amount of such particular Allowed Claim or Allowed Equity Interest to the amount of all Allowed Claims or Allowed Equity Interests entitled to participate in the Distribution to said class.

            88. Real Properties: Any real property in which CET owns a fee title or ground lease interest.

            89. Redding Hotel Improvement Loan: A loan of up to one million dollars ($1,000,000) which Reorganized CET may attempt to obtain from any Person which will be used by Reorganized CET to make improvements to real property owned by CET located at 1900 Hilltop Drive, Redding, California, which loan may be secured by a deed of trust encumbering the Redding Hotel, which deed of trust shall be junior to the Commercial Federal Restructured Deed of Trust.

            90. Reorganized CET: CET, as reorganized pursuant to the terms of the Plan.

            91. Reorganized CET Initial Board of Trustees: The initial members of the board of trustees or directors for Reorganized CET.

            92.  Reorganized CET Initial Board of Trustees Election Committee:
A committee consisting of four (4) members, two (2) of whom shall be designated by the Lenders, one (1) of whom shall be designated by the Equity Holders' Committee, and one (1) of whom shall be Morrow provided, however, that Morrow shall be a non-voting member of the Reorganized CET Board of Trustees Election Committee.

            93. RTC: The Resolution Trust Corporation as receiver for Homefed Bank N.A., its Affiliates, successors and assigns, and RTC's predecessors in interest, if any, under the instruments and deeds of trust which evidence or secure any of the RTC Secured Claims.

            94. RTC Restructured Deed of Trust #1: That certain modification of the deed of trust to be issued under this Plan to RTC, on account of the RTC Restructured Secured Note #1 - Lanane Way, which deed of trust encumbers that certain real property owned by CET commonly known as Lanane Way located at 3900 Lanane Way, Sacramento, California. The RTC Restructured Deed of Trust #1 will secure payment of the RTC Restructured Secured Note #1 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            95. RTC Restructured Deed of Trust #2: That certain modification of the deed of trust to be issued under this Plan to RTC, on account of the RTC Restructured Secured Note #2 - North Freeway, which deed of trust encumbers that certain real property owned by CET commonly known as North Freeway located at 3755 North Freeway Boulevard, Sacramento, California. The RTC Restructured Deed of Trust #2 will secure payment of the RTC Restructured Secured Note #2 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            96. RTC Restructured Secured Note #1: That certain amendment to secured note to be issued under this Plan to RTC on account of the RTC Secured Claim #1 - Lanane Way, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            97. RTC Restructured Secured Note #2: That certain amendment to secured note to be issued under this Plan to RTC on account of the RTC Secured Claim #2 - North Freeway, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            98.  RTC Secured Claim #1 - Lanane Way:  Every Allowed
Claim of the RTC that is secured by a valid, perfected, and not avoidable lien on personal property or real property held by CET commonly known as Lanane Way located at 3900 Lanane Way, Sacramento, California, including (i) outstanding principal currently due to RTC plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arose, and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            99.  RTC Secured Claim #2 - North Freeway:  Every Allowed
Claim of the RTC that is secured by a valid, perfected, and not avoidable lien on personal property or real property held by CET commonly known as North Freeway located at 3755 North Freeway Boulevard, Sacramento, California, including (i) outstanding principal currently due to RTC plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arose, and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            100. Schumacher: Kern W. Schumacher, his Affiliates, successors and assigns, on behalf of himself or as agent, and any Person who holds the beneficial interest in bond numbers 21 and 22 which are secured by Lot 21 or Lot 22 of the Florin-Perkins Properties.

            101. Senior Mortgages: The obligations secured by the following: (a) The Commercial Federal Restructured Deed of Trust, (b) the State Farm Restructured Deed of Trust, (c) the First Nationwide Restructured Deed of Trust, (d) the deed of trust securing the Principal Mutual Secured Claim, (e) the deed of trust securing the PPI Claim, (f) all of the SunLife of America Restructured Deeds of Trust, (f) each of the RTC Restructured Deeds of Trust, (h) the SunLife of Canada Restructured Deed of Trust and (i) the liens securing all of the Florin-Perkins Secured Bond Claims.

            102. State Farm: State Farm Life Insurance Company, its Affiliates, successors and assigns, and State Farm's predecessors in interest, if any, under the instruments and deed of trust which evidences or secures the State Farm Secured Claim.

            103. State Farm Restructured Deed of Trust: That certain modification of the deed of trust to be issued under this Plan to State Farm, which deed of trust encumbers that certain real property owned by CET commonly known as Hurley Ethan I located at 1300 Ethan Way, Sacramento, California. The State Farm Restructured Deed of Trust will secure payment of the State Farm Restructured Secured Note and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            104. State Farm Restructured Secured Note: That certain amendment to secured note to be issued under this Plan to State Farm on account of the State Farm Secured Claim, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            105. State Farm Secured Claim:  Every Allowed Claim of
State Farm that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Hurley Ethan I located at 1300 Ethan Way, Sacramento California, including (i) outstanding principal currently due to State Farm plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            106. Sun Life of America:  Sun Life Insurance Company of
America, a Maryland corporation, its Affiliates, successors and assigns, and Sun Life of America's predecessors in interest, if any, under the instruments and deed of trust which evidence or secure any of the Sun Life of America Secured Claims.

            107. [Intentionally omitted.]

            108. Sun Life of America Restructured Deed of Trust #2: That certain modification of the deed of trust to be issued under this Plan to Sun Life of America, which deed of trust encumbers that certain real property owned by CET commonly known as Regency Plaza located at 7143-7263 Greenback Lane, Citrus Heights, California. The Sun Life of America Restructured Deed of Trust #2 will secure payment of the Sun Life of America Restructured Secured Note #2 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            109. Sun Life of America Restructured Deed of Trust #3:
That certain modification of the deed of trust to be issued under this Plan to Sun Life of America, which deed of trust encumbers that certain real property owned by CET commonly known as Sierra Oaks located at 4040-4130 Douglas Boulevard, Roseville, California. The Sun Life of America Restructured Deed of Trust #3 will secure payment of the Sun Life of America Restructured Secured Note #3 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            110. Sun Life of America Restructured Deed of Trust #4:
That certain modification of the deed of trust to be issued under this Plan to Sun Life of America, which deed of trust encumbers that certain real property owned by CET commonly known as Sunrise Hills located at 6241-6303 Sunrise Boulevard, Citrus Heights, California. The Sun Life of America Restructured Deed of Trust #4 will secure payment of the Sun Life of America Restructured Secured Note #4 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            111. Sun Life of America Restructured Deed of Trust #5:
That certain modification of the deed of trust to be issued under this Plan to Sun Life of America, which deed of trust encumbers that certain real property owned by CET commonly known as University Village located at 400-484 Howe Avenue, 65-69 University Avenue, Sacramento, California. The Sun Life of America Restructured Deed of Trust #5 will secure payment of the Sun Life of America Restructured Secured Note #5 and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            112. [Intentionally omitted.]

            113. Sun Life of America Restructured Secured Note #2:
That certain amendment to secured note to be issued under this Plan to Sun Life of America on account of the Sun Life of America Secured Claim #2, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            114. Sun Life of America Restructured Secured Note #3:
That certain amendment to secured note to be issued under this Plan to Sun Life of America on account of the Sun Life of America Secured Claim #3, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            115. Sun Life of America Restructured Secured Note #4:
That certain amendment to secured note to be issued under this Plan to Sun Life of America on account of the Sun Life of America Secured Claim #4, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            116. Sun Life of America Restructured Secured Note #5:
That certain amendment to secured note to be issued under this Plan to Sun Life of America on account of the Sun Life of America Secured Claim #5, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            117. Sun Life of America Secured Claim #1 - 425 University:
Every Allowed Claim of Sun Life of America that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as 425 University located at 425 University Avenue, Sacramento, California, including (i) outstanding principal currently due to Sun Life of America plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            118. Sun Life of America Secured Claim #2 - Regency Plaza:
Every Allowed Claim of Sun Life of America that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Regency Plaza located at 7143-7263 Greenback Lane, Citrus Heights, California, including (i) outstanding principal currently due to Sun Life of America plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            119. Sun Life of America Secured Claim #3 - Sierra Oaks:
Every Allowed Claim of Sun Life of America that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Sierra Oaks located at 4040-4130 Douglas Boulevard, Roseville, California, including (i) outstanding principal currently due to Sun Life of

America plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            120. Sun Life of America Secured Claim #4 - Sunrise Hills:
Every Allowed Claim of Sun Life of America that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as Sunrise Hills located at 6241-6303 Sunrise Boulevard, Citrus Heights, California (which property excludes the property occupied by the TGIF restaurant), including (i) outstanding principal currently due to Sun Life of America plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            121. Sun Life of America Secured Claim #5 - University
Village: Every Allowed Claim of Sun Life of America that is secured by a valid, perfected and not avoidable lien on personal property or real property held by CET commonly known as University Village located at 400-484 Howe Avenue, 65-69 University Avenue, Sacramento, California, including (i) outstanding principal currently due to Sun Life of America plus (ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            122. Sun Life of Canada:  Sun Life Assurance Co. of
Canada, its Affiliates, successors and assigns, and Sun Life of Canada's predecessors in interest, if any, under the instruments and deed of trust which evidences or secures the Sun Life of Canada Secured Claim.

            123. Sun Life of Canada Restructured Deed of Trust: That certain modification of the deed of trust to be issued under this Plan to Sun Life of Canada, which deed of trust encumbers that certain real property leased by CET commonly known as Timberlake located at 7501 Timberlake Blvd., Sacramento, California. The Sun Life of Canada Restructured Deed of Trust will secure payment of the Sun Life of Canada Restructured Secured Note and shall be in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            124. Sun Life of Canada Restructured Secured Note: That certain amendment to secured note to be issued under this Plan to Sun Life of Canada on account of the Sun Life of Canada Secured Claim, in a form which will be filed with the Bankruptcy Court prior to the Effective Date.

            125. Sun Life of Canada Secured Claim:  Every Allowed
Claim of Sun Life of Canada that is secured by a valid, perfected and not avoidable lien on personal property or real property leased by CET commonly known as Timberlake located at 7501 Timberlake Blvd., Sacramento, California, including (i) outstanding principal currently due to Sun Life of Canada plus
(ii) unpaid interest, premiums, penalties, late fees, and default interest accrued, but unpaid as of the Effective Date to the extent provided for in the agreements under which said Allowed Claim arises and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date; and (iii) attorneys fees and costs accrued but unpaid as of the Effective Date to the extent provided for by said agreements and to the extent allowed by the Bankruptcy Court or agreed to by the Proponents prior to the Effective Date.

            126. Supplemental Claims and Interests Bar Date:  May 31,
1994 which was the supplemental deadline established by the Bankruptcy Court for filing proofs of Claim and proofs of Equity Interest against the Estate which, the Bankruptcy Court ordered, applies to persons who currently hold, or have held at any time since August 2, 1990, Old CET Common Stock or Old CET Securities, as well as any creditors whose Claims were modified by CET's amended bankruptcy schedules filed with the Bankruptcy Court on March 21, 1994 in any of the following ways: (a) added to the amended schedules, (b) the amount of the Claim was reduced by the amended schedules, (c) the Claim was scheduled as disputed, contingent or unliquidated in the amended schedules but was originally scheduled as undisputed on the original schedules, or (d) the Claim was scheduled as having a different priority on the amended schedules and any unknown creditors or interest holders.

///

         B.      RULES OF INTERPRETATION, COMPUTATION OF TIME AND GOVERNING LAW:
                 --------------------------------------------------------------

                 1.   RULES OF INTERPRETATION:  For purposes of the Plan:
(a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such agreement or document shall be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented; (d) unless otherwise specified, all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan; (e) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; and (f) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of, or to affect, the interpretation of the Plan.

                 2. COMPUTATION OF TIME: In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                 3. GOVERNING LAW: Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, and subject to the provisions of any contract, note, deed of trust, security agreement, instrument, release or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, construed and enforced in accordance with the laws of the State of California.

                                  ARTICLE III.
                                  ------------
                     CLASSES OF CLAIMS AND EQUITY INTERESTS
                     --------------------------------------

         A.      CLASS OVERVIEW:
                 --------------

                 The Plan contains the following 18 classes of Claims and Equity Interests:

                 1.   Class 1:   Non-Tax Priority Claims.  (Not
impaired.) Class 1 consists of all unsecured Allowed Claims entitled to priority pursuant to sections 507(a)(3), (4), (5), or (6) of the Code, excluding Administrative Claims.

                 2.   Class 2:   Lenders' Claim.  (Impaired.)

                 3.   Class 3:   Commercial Federal Secured Claim.  (Impaired.)

                 4.    Class 4:   Principal Mutual Secured Claim.  (Not
impaired.)

                 5.    Class 5:   PPI Claim.  (Not impaired.)

                 6.    Class 6:   Sun Life of America Secured Claims.  (All
classes are impaired.)

                       a. Class 6(a): Sun Life of America Secured Claim #1 -- 425 University.

                       b. Class 6(b): Sun Life of America Secured Claim #2 -- Regency Plaza.

                       c. Class 6(c): Sun Life of America Secured Claim #3 -- Sierra Oaks.

                       d. Class 6(d): Sun Life of America Secured Claim #4 -- Sunrise Hills.

                       e. Class 6(e): Sun Life of America Secured Claim #5 -- University Village.

                 7.    Class 7:   Sun Life of Canada Secured Claim.  (Impaired.)

                 8.    Class 8:   State Farm Secured Claim. (Impaired.)

                 9.    Class 9:   RTC Secured Claims.  (All classes are
impaired)

                       a.      Class 9(a):  RTC Secured Claim #1 - Lanane Way.

                       b.      Class 9(b):  RTC Secured Claim #2 - North
Freeway.

                 10.   Class 10:  First Nationwide Secured Claim.  (Impaired.)

                 11.   Class 11:  [Intentionally omitted.]

                 12.   Class 12:  Allowed Mechanic's Lien Claims.  (Not
Impaired.)

                 13.   Class 13:  Florin-Perkins Secured Bond Claims.

                       a. Class 13(a): Florin-Perkins Secured Bond Claims (Excluding Lots 21, 22 and 38). (Not impaired.)

                       b. Class 13(b): Florin-Perkins Secured Bond Claim (Schumacher/Lot 21). (Impaired.)

                          c.    Class 13(c):  Florin-Perkins Secured Bond
Claim (Schumacher/Lot 22).  (Impaired.)

                          d.    Class 13(d):  Florin-Perkins Secured Bond
Claim (OK&B/Lot 38).  (Impaired.)

                 14.      Class 14:   Allowed Secured Real Property Tax
Claims, excluding Administrative Claims. (All classes are impaired except for class 14(m) (425 University), class 14(r) (Pacific Palisades), class 14(t) (Northridge) and 14(x) (Florin- Perkins Excluding Lots 21, 22 and 38.)

                          a.    Class 14(a):  One Sunrise Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as One Sunrise and located at 2893 Sunrise Boulevard, 11492-11500 Sunrise Gold Circle, Rancho Cordova, California.

                          b.    Class 14(b):  1600 K Street Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as 1600 K Street and located at 1600 K Street, Sacramento, California.

                          c.    Class 14(c):  Burbank Mini Storage Secured
Real Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sonoma County, California Tax Collector that is secured by real property owned by CET commonly known as Burbank Mini Storage and located at 1435 Sebastopol Drive, Santa Rosa, California.

                          d.    Class 14(d):  Milpitas Secured Real Property
Tax Claim: every Allowed Secured Real Property Tax Claim of the Santa Clara County, California Tax Collector that is secured by real property owned by CET commonly known as Milpitas and located at 500 East Calaveras Boulevard, Milpitas, California.

                          e.    Class 14(e):  Trade Center C Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Trade Center C and located at 11157 Trade Center Drive, Rancho Cordova, California.

                          f.    Class 14(f):  Trade Center A Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Trade Center A and located at 11135 Trade Center Drive, Rancho Cordova, California.

                          g.    Class 14(g):  Chico Holiday Inn Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Butte County, California Tax Collector that is secured by real property owned by CET commonly known as Chico Holiday Inn and located at 685 Manzanita Court, Chico, California.

                          h.    Class 14(h):  Hurley Ethan I Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by real property owned by CET commonly known as Hurley Ethan I and located at 1300 Ethan Way, Sacramento, California.

                          i.    Class 14(i):  Hurley Ethan II Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Hurley Ethan II and located at 2025, 2035 and 2045 Hurley Way, Sacramento, California.

                          j.    Class 14(j):  TGIF Sunrise Hills Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as TGIF Sunrise Hills and located at 6309 Sunrise Boulevard, Sacramento, California.

                          k.    Class 14(k):  Sierra Oaks Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Placer County, California Tax Collector that is secured by real property owned by CET commonly known as Sierra Oaks and located at 4040-4130 Douglas Boulevard, Roseville, California.

                          l.    Class 14(l):  Regency Plaza Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Regency Plaza and located at 7143-7263 Greenback Lane, Citrus Heights, California.

                          m.    Class 14(m):  425 University Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as 425 University and located at 425 University Avenue, Sacramento, California.

                          n.    Class 14(n):  University Village Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as University Village and located at 400-484 Howe Avenue, 65-69 University Avenue, Sacramento, California.

                          o.    Class 14(o):  Timberlake Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property leased by CET commonly known as Timberlake and located at 7501 Timberlake Boulevard, Sacramento, California.

                          p.    Class 14(p):  North Freeway Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by real property owned by CET located at 3755 N. Freeway Boulevard, Sacramento, California.

                          q.    Class 14(q):  Lanane Way Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by real property owned by CET located at 3900 Lanane Way, Sacramento, California.

                          r.    Class 14(r):  Pacific Palisades Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim that is secured by real property owned by CET commonly known as Pacific Palisades which is located at 881 Alma Real Drive in Pacific Palisades, California.

                          s.    Class 14(s):  Villa Del Sol Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Orange County, California Tax Collector that is secured by real property owned by CET commonly known as Villa Del Sol and located at 305 North Harbor Boulevard, Fullerton, California.

                          t.    Class 14(t):  Northridge Secured Real Property
Tax Claim: every Allowed Secured Real Property Tax Claim of the Los Angeles County, California Tax Collector that is secured by real property owned by CET commonly known as Northridge and located at 19401 Parthenia Avenue, Northridge, California.

                          u.    Class 14(u):  Town Center Secured Real Property
Tax Claim: every Allowed Secured Real Property Tax Claim of the Los Angeles County, California Tax Collector that is secured by real property owned by CET commonly known as Town Center and located at 2501, 2525 Cherry Avenue, Signal Hill, California.

                          v.    Class 14(v):  Parkway Center Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the El Dorado County, California Tax Collector that is secured by real property owned by CET commonly known as Parkway Center and located at 5200 Golden Foothill Parkway, El Dorado Hills, California.

                          w.    Class 14(w):  Mallory Service Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Contra Costa County, California Tax Collector that is secured by real property owned by CET commonly known as Mallory Service and located at 2740 North Main, Walnut Creek, California.

                          x.    Class 14(x):  Florin-Perkins Secured Real
Property Tax Claims (Excluding Lots 21, 22 and 38): every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which Claims are each secured by separate parcels of the Florin-Perkins Properties excluding Lots 21, 22 and 38.

                          y.    Class 14(y):  Florin-Perkins Secured Real
Property Tax Claim (Lot 21): every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by Lot 21 of the Florin-Perkins Properties.

                          z.    Class 14(z):  Florin-Perkins Secured Real
Property Tax Claim (Lot 22): every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by Lot 22 of the Florin-Perkins Properties.

                          aa.   Class 14(aa):  Florin-Perkins Secured Real
Property Tax Claim (Lot 38): every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector which is secured by Lot 38 of the Florin-Perkins Properties.

                          ab.   Class 14(ab):  Downtown Mini-Storage Secured
Real Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property leased by CET commonly known as Downtown Mini-Storage and located at 2318 16th Street, Sacramento, California.

                          ac.   Class 14(ac):  North Main Plaza Hotel Secured
Real Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Contra Costa County, California Tax Collector that is secured by real property owned by CET commonly known as North Main Plaza Hotel and located at 2730 North Main Street, Walnut Creek, California.

                          ad.   Class 14(ad):  Sacramento Holiday Inn Secured
Real Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Sacramento Holiday Inn and located at 5321 Date Avenue, Sacramento, California.

                          ae.   Class 14(ae):  Sunrise Hill Secured Real
Property Tax Claim: every Allowed Secured Real Property Tax Claim of the Sacramento County, California Tax Collector that is secured by real property owned by CET commonly known as Sunrise Hills and located at 6241-6303 Sunrise Boulevard, Citrus Heights, California.

                 15.    Class 15:  Unsecured Claims.

                        a. Class 15(a): Convenience Class: Class 15(a) consists of the unsecured Allowed Claims against the Debtor each of which is Two Hundred Fifty Dollars ($250) or less, or each of which is more than Two Hundred Fifty ($250) but reduced to Two Hundred Fifty ($250) by the holder thereof. (Not impaired.)

                        b.    Class 15(b):  General Unsecured Claims.
(Impaired.)

                 16.    Class 16:  Kroeger Claim.  (Impaired.)

                 17. Class 17 (Claims Based on Purchase or Sale of Old CET Common Stock):

                        a. Class 17(a): Subordinated Claims Based on Formerly Held Old CET Common Stock: Every Claim arising from a request for the rescission of a purchase or sale of Old CET Common Stock or for damages arising from such a purchase or sale, which Claim is held by a Person who does not own, as of the Old CET Common Stock Record Date, the Old CET Common Stock which forms the basis of said Claim, and every Claim for reimbursement or contribution under section 502 of the Code on account of such a Claim for rescission or damages. (Impaired.)

                        b. Class 17(b): Subordinated Claims Based on Currently Held Old CET Common Stock: Every Claim arising from a request for the rescission of a purchase or sale of Old CET Common Stock or for damages arising from such a purchase or sale, which Claim is held by a Person who owns, as of the Old CET Common Stock Record Date, the Old CET Common Stock which forms the basis of said Claim, and every Claim for reimbursement or contribution under section 502 of the Code on account of such a Claim for rescission or damages. (Impaired.)

                 18.    Class 18:  Equity Interests.  (Impaired.)

                        a. Class 18(a): Persons holding one thousand (1,000) shares or less of Old CET Common Stock on the Old CET Common Stock Record Date.

                        b. Class 18(b): Persons holding in excess of one thousand (1000) shares of Old CET Common Stock on the Old CET Common Stock Record Date.

                                  ARTICLE IV.
                    TREATMENT OF CLAIMS AND EQUITY INTERESTS
                    ----------------------------------------

         A.      TREATMENT OF UNCLASSIFIED CLAIMS AND UNIMPAIRED CLASSES.
                 -------------------------------------------------------

                 1.       PAYMENT OF ADMINISTRATIVE CLAIMS.
                          --------------------------------

                          a.      ADMINISTRATIVE CLAIMS IN GENERAL.  Except as
specified below, and subject to the bar date provisions set forth in Article IV.A.3. below, each holder of an Administrative Claim shall receive Cash equal to the amount of such Administrative Claim (unless the holder of such Administrative Claim and the Proponents agree to other treatment) on the later of (i) the Effective Date, or (ii) thirty (30) days after the entry of a Final Order allowing such Administrative Claim.

                          b.      STATUTORY FEES.  On or before the Effective
Date, Administrative Claims for fees payable pursuant to section 1930 of Title 28 of the United States Code, 28 U.S.C. Section 1930, as determined by the Bankruptcy Court at the hearing on Confirmation, shall be paid in Cash equal to the amount of such Administrative Claims.

                          c.      ORDINARY COURSE LIABILITIES.  Administrative
Claims based on liabilities incurred by CET in the ordinary course of its business (including Administrative Claims of trade vendors or of governmental units for taxes) shall be paid by Reorganized CET pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claims, without any further action by the holders of such Claims, and the legal, equitable, and contractual rights of such Administrative Claims shall remain unaltered by the Plan.

                 2.       TREATMENT OF CLASS 1 NON-TAX PRIORITY CLAIMS.
Subject to the bar date provisions in paragraph IV.A.3. below, the holders of Allowed Claims in Class 1 shall receive Cash in the amount of such Allowed Claims on the later of (a) thirty (30) days following the Effective Date or (b) thirty (30) days after the date of a Final Order allowing the Allowed Claim unless the Claim holder and Proponents agree otherwise. Class 1 is not impaired under the Plan.

                 3.       BAR DATES:
                          ---------

                          a.      BAR DATE FOR ADMINISTRATIVE CLAIMS.  Except
as provided for in Article IV.A.1.c. above and as set forth below, requests for payment of Administrative Claims must be filed and served on Reorganized CET, and counsel for Lenders, the Equity Holders' Committee, and the Creditors' Committee and the U.S. Trustee no later than sixty (60) days after the Effective Date. Holders of Administrative Claims that are required to file and serve a request for payment of such Administrative Claims and that do not file and serve a request by the applicable bar date shall be forever barred from asserting such Administrative Claims against Reorganized CET. Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Code for services rendered prior to the Effective Date shall file and serve on Reorganized CET, and counsel for Lenders, the Equity Holders' Committee, and the Creditors' Committee, and the U.S. Trustee, an application for final allowance of compensation and reimbursement of expenses no later than sixty
(60) days after the Effective Date. Lenders reserve (subject to Article VIII.F.3. of the Plan), and all other parties in interest reserve, their right to file applications for payment of professional fees and expenses under Code section 503(b) and Administrative Claims for the same.

                          b.      BAR DATE FOR CLASS 1 CLAIMS.  Claims for
Class 1 Claims must be filed and served on Reorganized CET, and counsel for Lenders, the Equity Holders' Committee, and the Creditors' Committee, and the U.S. Trustee no later than sixty (60) days after the Effective Date. Holders of Class 1 Claims that are required to file and serve a request for payment of such Class 1 Claims and that do not file and serve a request by the applicable bar date shall be forever barred from asserting such Claims against Reorganized CET.

                 4. TREATMENT OF ALLOWED PRIORITY UNSECURED TAX CLAIMS. Pursuant to section 1129(a)(9)(C) of the Code, unless otherwise agreed to by the Proponents and the holder of the Allowed Priority Unsecured Tax Claim, each holder of an Allowed Priority Unsecured Tax Claim shall receive, on account of such Allowed Priority Unsecured Tax Claim, deferred Cash payments over a period not exceeding six (6) years from the date of assessment of such Allowed Priority Unsecured Tax Claim. Payment shall be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at eight percent (8%) per annum on the unpaid portion of each Allowed Priority Unsecured Tax Claim, until such time as the Allowed Priority Unsecured Tax Claim is paid in full. The first payment shall be made on the later of (i) one (1) year following the Effective Date, (ii) thirty (30) days after the date of a Final Order allowing such Priority Unsecured Tax Claim, and (iii) such other time agreed to by the holder of such Allowed Priority Unsecured Tax Claim and CET. Notwithstanding anything to the contrary in the Plan, CET shall have the right to pay any Allowed Priority Unsecured Tax Claim, or any remaining balance, in full, at any time on or after the Effective Date, without premium or penalty.

                 5.       [INTENTIONALLY OMITTED.]

                 6. TREATMENT OF CLASS 5 CLAIM: PPI CLAIM. The PPI Claim is not impaired under the Plan and shall retain all legal, equitable and contractual rights to which the PPI Claim is entitled provided, however, that if the holder of the PPI Claim attempts to assert any unsecured Claim against CET, CET reserves all defenses, counterclaims or offsets with respect thereto.

                 7. TREATMENT OF CLASS 13(A) CLAIM: FLORIN-PERKINS SECURED BOND CLAIMS (EXCLUDING LOTS 21, 22 AND 38). The holders of the Florin-Perkins Secured Bond Claims (Excluding Lots 21, 22 and 38) shall retain all legal, equitable and contractual rights to which the Florin-Perkins Secured Bond Claims (Excluding Lots 21, 22 and 38) are entitled against the collateral which secures the Florin-Perkins Secured Bond Claims (Excluding Lots 21, 22 and
38) provided, however, that if the holder of a class 13(a) claim attempts to assert any general unsecured claim against CET, CET reserves all defenses, counterclaims, and offsets with respect thereto. Class 13(a) is not impaired under the Plan.

                 8. TREATMENT OF CLASS 14(R) CLAIM: PACIFIC PALISADES SECURED REAL PROPERTY TAX CLAIM. The holder of the Pacific Palisades Secured Real Property Tax Claim shall retain all legal, equitable and contractual rights to which the holder of the Pacific Palisades Secured Real Property Tax Claim is entitled against the collateral which secures the Pacific Palisades Secured Real Property Tax Claim. Class 14(r) is not impaired under the Plan.

                 9. TREATMENT OF CLASSES 14(X) CLAIM: FLORIN-PERKINS SECURED REAL PROPERTY TAX CLAIMS (EXCLUDING LOTS 21, 22 AND 38). The holder of the Florin-Perkins Secured Real Property Tax Claims (Excluding Lots 21, 22 and
38) shall retain all legal, equitable and contractual rights to which the Florin-Perkins Secured Real Property Tax Claims (Excluding Lots 21, 22 and 38) are entitled against the collateral which secures the Florin-Perkins Secured Real Property Tax Claims (Excluding Lots 21, 22 and 38). Class 14(x) is not impaired under the Plan.

                 10. TREATMENT OF CLASS 12 CLAIMS: ALLOWED MECHANIC'S LIEN CLAIMS. Each holder of a Class 12 Claim shall receive Cash in the amount of its Allowed Claim on the later of (a) thirty (30) days following the Effective Date; or (b) thirty (30) days following entry of a Final Order allowing such Claim. Reorganized CET retains all rights and defenses regarding the perfection, amount or validity of such Claims. Class 12 is not impaired under the Plan.

                 11. TREATMENT OF CLASS 15(A) CLAIMS: CONVENIENCE CLASS. The Convenience Class consists of each holder of an Allowed Claim against the Debtor which is Two Hundred Fifty Dollars ($250) or less, or each of which is more than Two Hundred Fifty Dollars ($250) but reduced to Two Hundred Fifty ($250) by the holder thereof. An election by a holder of any Allowed Claim to reduce that Allowed Claim to qualify for inclusion in Class 15(a) shall be exercised on the Ballot. Subject to Article VI.G. hereof, on or as soon as is practicable after the Effective Date, each holder of an Allowed Claim in Class 15(a) shall receive Cash in the amount of its Allowed Claim. Class 15(a) is not impaired under the Plan.

                 12. TREATMENT OF CLASS 14(T) CLAIM: NORTHRIDGE SECURED REAL PROPERTY TAX CLAIM. Notwithstanding the provisions of Article IV.B.18. of the Plan, the Class 14(t) Secured Real Property Tax Claim shall be treated pursuant to the provisions of this Article IV.A.12. The holder of the Northridge Secured Real Property Tax Claim shall retain all legal, equitable and contractual rights to which the holder of the Northridge Secured Real Property Tax Claim is entitled against the collateral which secures the Northridge Secured Real Property Tax Claim. Class 14(t) is not impaired under the Plan.

                 13. TREATMENT OF CLASS 14(M) CLAIM: 425 UNIVERSITY SECURED REAL PROPERTY TAX CLAIM. The holder of the 425 University Secured Real Property Tax Claim shall retain all legal, equitable and contractual rights to which the holder of the 425 University Secured Real Property Tax Claim is entitled against the collateral which secures the 425 University Secured Real Property Tax Claim. Class 14(m) is not impaired under the Plan.

         B.      TREATMENT OF IMPAIRED CLAIMS AND EQUITY INTERESTS:
                 -------------------------------------------------

                 1. CLASS 2 CLAIM: LENDERS' CLAIM. Under the Plan the Lenders will receive the Lenders' Restructured Secured Notes, the Lenders' Restructured Documents, New CET Preferred Stock and New CET Common Stock in full satisfaction of the Lenders' Claim. In addition, the Lenders' Litigation will be dismissed with prejudice and the Lenders and CET will execute mutual general releases, as set forth in Article VIII.G. hereof. The Lenders' Claim will receive the following treatment under the plan:

                          a.      ALLOWANCE OF LENDERS' CLAIMS.  Lenders' Claim
shall be allowed in the aggregate amount of Seventy- Nine Million Dollars ($79,000,000). Confirmation of the Plan shall be deemed to be a finding of fact and a judgment that the value of the Lenders' prepetition collateral equals at least $79,000,000 and that all Claims in Class 2 are Allowed Claims which are fully secured under Code section 506(a).

                          b.      LENDERS' RESTRUCTURED SECURED NOTES.  On the
Effective Date, each of the Lenders shall receive a Pro Rata Distribution of the Lenders' Restructured Secured Notes which shall be issued by Reorganized CET. The Lenders' Restructured Secured Notes shall be in the aggregate original principal amount of Forty Million Dollars ($40,000,000). The Lenders' Restructured Secured Notes shall be issued pursuant to the Lenders' Restructured Loan Documents and shall have the terms summarized in Exhibit "A" hereto. The Lenders' Restructured Secured Notes shall be secured by all now existing and hereafter arising real property and personal property of Reorganized CET, save and except for the After Acquired Property (as defined in Exhibit "A"), to the extent provided and under the terms and conditions set forth in the Lenders' Restructured Loan Documents and in Exhibit "A". The liens and security interests securing the Lenders' Claim and Lender Loans which existed as of the Petition Date shall be retained, shall have the same priority they had as of the Petition Date, and shall secure the Lenders' Restructured Secured Notes. The Lenders' Restructured Secured Notes and the Lenders' Restructured Loan Documents shall constitute an amendment and restatement in their entirety of all notes, agreements, and obligations which gave rise to the Lenders' Claim. The liens retained by and granted to the holders of the Lenders' Restructured Secured Notes shall be junior and subordinate to the liens and security interests granted to secure the New Credit Line and the Redding Hotel Improvement Loan. Notwithstanding the retention and granting of liens in favor of the Lenders, Reorganized CET shall be free (subject to the conditions in the Lenders' Restructured Secured Notes and the Lenders' Restructured Loan Documents) to use and dispose of all property of the Estate to consummate the Plan and operate its business after Confirmation.

                          c.      NEW CET COMMON STOCK.  Each of the Lenders
shall receive a Pro Rata distribution of Two Million Five Hundred Fifty Thousand (2,550,000) shares of New CET Common Stock. The shares of New CET Common Stock distributed to Lenders shall be subject to the Registration Rights Agreement summarized on Exhibit C hereto and shall be subject to the securities provisions of Article VI.J of this Plan. Reorganized CET shall be a party to the Registration Rights Agreement.

                                  The Distribution of shares of New CET Common
Stock provided under the Plan may mathematically entitle the holder of an Allowed Claim in Class 2 to a fractional share of New CET Common Stock. Notwithstanding the foregoing, only whole numbers of shares of New CET Common Stock will be issued and distributed. When a Distribution on account of an Allowed Claim in Class 2 would otherwise result in the issuance of a number of shares of New CET Common Stock, unless redeemed, that is not a whole number, the shares so distributed shall be rounded to the nearest whole number.

                          d.      NEW CET PREFERRED STOCK.  Each of the Lenders
shall receive a Pro Rata Distribution of New CET Preferred Stock, which shall have an initial stated value as of the Effective Date of Twenty Two Million Five Hundred Thousand Dollars

($22,500,000), and shall have the terms summarized on Exhibit B attached hereto. The New CET Preferred Stock may be converted into New CET Common Stock, unless redeemed, on the terms and conditions summarized in Exhibit B hereto.

                          e.      RELEASE OF LENDERS LITIGATION.  The Lenders
Litigation shall be dismissed with prejudice, in accordance with the terms of
Article VIII.G. of the Plan.

                 2. PROVISIONS APPLICABLE TO CERTAIN SENIOR MORTGAGES. The following provisions shall be applicable to all Senior Mortgages in the following classes: Class 3 (Commercial Federal); Class 7 (Sun Life of Canada); Class 8 (State Farm); Classes 9(a) and 9(b) (RTC); Class 10 (First Nationwide); Classes 13(b), 13(c), and 13(d) (Florin-Perkins Secured Bond Claims Lots 21, 22 and 38):

                          a.      The holder of said Allowed Claim secured by a
Senior Mortgage shall retain its lien upon and security interest in all real and personal property collateral granted to secure said Allowed Claim, which lien and security interest shall have the same priority it had as of the Petition Date, to the extent said lien and security interest was either (i) valid, perfected, and not avoidable as of the Petition Date, or (ii) granted pursuant to a Final Order of the Bankruptcy Court as a form of adequate protection for continuation of the stay or for use of collateral or cash collateral.

                          b.      The Claim in said class shall be an Allowed
Claim in the amount of: (i) all principal owed as of the Effective Date; (ii) all fees and interest accrued but unpaid as of the Effective Date, at the rate provided for in the agreements under which said Claim arose to the extent such fees and interest are allowed by the Bankruptcy Court; provided that the interest rate and fees shall be calculated at the pre-default rate set forth in said agreements and shall not include any penalties, premium rates, late fees, default interest, or charges arising solely because of default; and (iii) all professional fees and costs provided for in the agreements under which said Claim arose, but only to the extent there is either (a) a stipulation of the Proponents and said Claim holder to allow such fees and costs, subject to the Court's approval of said stipulation, or (b) a Final Order of the Bankruptcy Court determining that such professional fees and costs are reasonable.

                          c.      The Proponents shall seek from the Court a
finding of fact and an order that the value of the real property and personal property liens and security interests securing said Allowed Claim equals at least the amount of the principal, interest, fees and other charges of the Allowed Claim as determined under subparagraph 2.b. hereof and that the Allowed

Claim in said class is fully secured under Code sections 506(a) and 506(b).

                          d.      The applicable Restructured Secured Note and
Restructured Deed of Trust or security instrument shall be deemed to be in full satisfaction of all Allowed Claims asserted by the holder thereof, including, but not limited to, any Administrative Claim and any Priority Unsecured Claim allowable under Code sections 503 or 507 arising in connection with this Chapter 11 case, including Claims on account of the Debtor's use of collateral or cash collateral or continuation of the automatic stay.

                          e.      All debt instruments and agreements under
which said Claim arises (including but not limited to recorded deeds of trust, fixtures filings and rent assignments, and filed UCC financing statements) shall remain in effect, except to the extent amended and superseded by the applicable Restructured Secured Note and Restructured Deed of Trust, which shall be issued by Reorganized CET in recordable form on the Effective Date in a form which shall be filed with the Court prior to the Effective Date, under which:

                                  (1)      all principal, interest, fees,
professional fees and charges of the Allowed Claim accrued but unpaid as of the Effective Date (subject to paragraph 2.b. above) shall constitute the principal indebtedness of the Restructured Secured Note and Restructured Deed of Trust;

                                  (2)      there shall be no late fees provided
for in the Restructured Secured Note and default interest at the rate of two percent (2%) per annum in excess of the contract rate under the applicable Restructured Secured Note shall be charged only on the installment of principal or interest not paid when due from and after the Effective Date;

                                  (3)      there shall be no financial
covenants or other covenants except the duty to maintain the property and pay taxes and insurance;

                                  (4)      the existence of the junior liens on
the collateral authorized by this Plan to secure the Lenders' Restructured Notes, the New Credit Line and the Redding Hotel Improvement Loan, shall not be an event of default or entitle the holder thereof to accelerate the applicable Restructured Secured Note;

                                  (5)      The Restructured Secured Note and
Restructured Deed of Trust shall be without recourse to Reorganized CET;

                                  (6)      The Restructured Secured Note and
Restructured Deed of Trust shall not contain prepayment penalties or any other provisions which would give rise to a default under the terms of the Plan or terms which would be inconsistent with the treatment of the particular Allowed Claim provided for under the Plan;

                                  (7)      The Restructured Note and
Restructured Deed of Trust shall not contain any due on sale or due on encumbrance clause; provided, however, that:

                                           (i)   each Restructured Note shall
provide for a loan assumption fee for sales (but not for encumbrances) equal to one percent (1%) for loan amounts up to one million dollars ($1 million) and an additional one quarter of one percent (1/4%) for all amounts in excess of one million dollars ($1 million);

                                           (ii)  upon sale the Restructured Deed
of Trust shall continue to encumber the subject property in the same priority as before sale; and

                                           (iii) to the extent the Bankruptcy
Court determines that the Restructured Note is a recourse liability of Reorganized CET on the Effective Date, and unless this Plan otherwise provides to the contrary with respect to any Senior Mortgage, the holder of the Restructured Note and Restructured Deed of Trust may require, as a condition of sale, that the buyer of the property assume recourse liability for the Restructured Note. Upon sale, the liability of Reorganized CET under the Restructured Note and Restructured Deed of Trust would be as provided for under applicable law and the parties' agreements; and

                                  (8)      The Restructured Secured Note and
Restructured Deed of Trust shall contain attorneys' fees provisions if, and to the extent, such provisions are contained in the prepetition debt instruments and agreements under which a given Claim arises.

                          f.      The proponents may engage in further
negotiations with one or more Senior Mortgagees after the filing of the Plan and may enter into stipulations which vary the terms of the Restructured Note or Restructured Deed of Trust from the terms set forth in this Article IV.B. The Proponents may seek approval and confirmation of such stipulations as modifications of the Plan which do not require the re-solicitation of acceptances, except from the particular Senior Mortgagee which is the subject of such stipulation and Plan modification.

                          g.      The provisions of the Confirmation Order
determining that the Allowed Claim of a Senior Mortgagee is fully secured under 11 U.S.C. Section 506 shall not prejudice the right of such Senior Mortgagee to prove that a deficiency claim may exist at a later date, to the extent Reorganized CET has recourse liability.

                 3. CLASS 3 CLAIM: COMMERCIAL FEDERAL SECURED CLAIM (REDDING HOTEL). To the extent the provisions of this Article IV.B.3. are inconsistent with provisions in Article IV.B.2., the provisions of this Article IV.B.3. shall control. The holder of the Commercial Federal Secured Claim shall receive the following treatment under the Plan:

                          a.      COMMERCIAL FEDERAL RESTRUCTURED SECURED NOTE.
On the Effective Date, Commercial Federal shall receive the Commercial Federal Restructured Secured Note. The Commercial Federal Restructured Secured Note shall (i) be in an original principal amount equal to the amount described in Paragraph IV.B.2.b. hereof; (ii) bear interest at the fixed rate of nine and five-eighths percent (9-5/8%) per annum on the unpaid principal balance owed under the Commercial Federal Restructured Secured Note; and (iii) be due and payable in full five (5) years after the date of commencement of the operation of the Redding Hotel under the flag of a national hotel chain. The Commercial Federal Restructured Secured Note shall not provide Commercial Federal with the right to "call" the loan on January 1, 1995.

                                  Notwithstanding any other provisions of the
Plan to the contrary, Commercial Federal shall be entitled to charge and collect default interest at the rate of eleven and five-eighths percent (11 5/8%) per annum on the entire amount of the then-outstanding principal balance of the Commercial Federal Restructured Secured Note, so long as the note remains in default.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE COMMERCIAL FEDERAL RESTRUCTURED SECURED NOTE. For the period which shall commence on the earlier of the Effective Date or December 1, 1994 and continuing for two years thereafter, Commercial Federal shall receive interest only payments on account of the Commercial Federal Restructured Secured Note. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the earlier of the first day of the month following the Effective Date or December 1, 1994. From and after the date of the first payment due under this paragraph and until such time as the principal amount of the Commercial Federal Restructured Secured Note has been determined pursuant to Paragraph IV.B.2.b. of the Plan, Reorganized CET shall make interest payments to the holder of the Commercial Federal Restructured Secured Note based on the principal amount asserted by Commercial Federal in a written demand made to CET prior to the Effective Date. In the event the principal balance of the Commercial Federal Restructured Secured

Note as determined pursuant to Paragraph IV.B.2.b. of the Plan is less than the principal balance asserted by Commercial Federal, any excess interest paid to the holder of the Commercial Federal Restructured Secured Note by Reorganized CET by reason of the higher principal balance asserted by Commercial Federal shall be offset against the next interest payment owing to the holder of the Commercial Federal Restructured Secured Note.

                          c.      PAYMENTS TO BE MADE DURING REMAINING TERM OF
THE COMMERCIAL FEDERAL RESTRUCTURED SECURED NOTE. For the remaining term of the Commercial Federal Restructured Secured Note, Commercial Federal shall receive equal payments of principal and interest, based on a twenty-five (25) year amortization schedule, on account of the Commercial Federal Restructured Secured Note. Principal and interest payments shall be paid monthly in arrears on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the date of the first interest payment made to Commercial Federal pursuant to paragraph b. above. The unpaid principal balance due under the Commercial Federal Restructured Secured Note, together with all accrued and unpaid interest thereon, shall be all due and payable five (5) years after the date of commencement of the operation of the Redding Hotel under the flag of a national hotel chain.

                          d.      LIENS.  The obligations under the Commercial
Federal Restructured Secured Note shall be secured by the Commercial Federal Restructured Deed of Trust. The Commercial Federal Restructured Deed of Trust shall be a first deed of trust encumbering the Redding Hotel. If Reorganized CET obtains the Redding Hotel Improvement Loan, the lien securing the Redding Hotel Improvement Loan shall be junior to the Commercial Federal Restructured Deed of Trust. No junior encumbrances other than those securing the Redding Hotel Improvement Loan and the Pacific Mutual Lenders' Restructured Secured Note shall be permitted under the Commercial Federal Restructured Secured Note and the Commercial Federal Restructured Deed of Trust.

                          e.      RECOURSE.  Notwithstanding the provisions of
Article IV.B.2.e.(5) of the Plan, the Commercial Federal Restructured Secured Note and the Commercial Federal Restructured Deed of Trust shall be recourse as to Reorganized CET, to the extent permitted by applicable law and the debt instruments and agreements under which the Commercial Federal Secured Claim arises.

                          f.      ASSUMPTION OF LOAN.  Notwithstanding any
other provisions of the Plan to the contrary, the Commercial Federal Secured Claim may not be assumed without the written consent of Commercial Federal.

///

                          g.      EVENTS OF DEFAULT.
                                  -----------------

                                  (1)      On or before December 15, 1994, the
Board of Trustees of Reorganized CET shall pass a resolution providing that one million dollars of funds available in a credit facility (e.g. line of credit, letter of credit or funds on deposit with a lending institution) shall be specifically earmarked for the funding of any repair and replacement requirements under a hotel franchisor/licensor commitment to be obtained with respect to the Redding Hotel. This deadline may be waived by Commercial Federal. Notwithstanding the foregoing, Reorganized CET shall be obligated to spend only that amount that is necessary to obtain and fulfill the written commitment described more fully in Paragraph g.(ii) and (iv) below. Absent a waiver from Commercial Federal, Reorganized CET's failure to comply with this deadline shall constitute a non-curable event of default. Thereafter, Commercial Federal shall be free to commence and conclude a foreclosure sale of the Redding Hotel property, and exercise any and all other rights and remedies it may have under the Commercial Federal Restructured Secured Note and the Commercial Federal Restructured Deed of Trust.

                                  (2)      On or before January 31, 1995,
Reorganized CET shall obtain a written commitment from the Holiday Inn or other hotel franchisor/licensor acceptable to Commercial Federal. This deadline may be waived by Commercial Federal. Commercial Federal shall have the right to reject any franchise/license which allows lower operating standards than those existing under the requirements of the Holiday Inn. Commercial Federal agrees that a full service Ramada, a full service Howard Johnsons and a full service Clarion are examples of franchises with acceptable operating standards. In the event that Reorganized CET and Commercial Federal are unable to reach agreement regarding whether a proposed franchisor/licensor has acceptable operating standards, the issue shall be decided by the Bankruptcy Court. Absent a waiver by Commercial Federal, failure of Reorganized CET to comply with the deadlines set forth in this paragraph shall constitute a non-curable event of default. Thereafter, Commercial Federal shall be free to commence and conclude a foreclosure sale of the Redding Hotel property, and exercise any and all other rights and remedies it may have under the Commercial Federal Restructured Secured Note and the Commercial Federal Restructured Deed of Trust.

                                  (3)      An Event of Default shall occur if,
after Reorganized CET commences operation of the Redding Hotel under the flag of a national hotel chain, Reorganized CET thereafter loses the right to operate the Redding Hotel under that flag. If the loss of the flag is through no fault of Reorganized CET, Reorganized CET shall have a period of six months after the occurrence of this Event of Default within which to cure the default. If the loss of the flag is the result of

Reorganized CET's failure to comply with the requirements of the national hotel chain, Commercial Federal shall be free to exercise its rights under the Commercial Federal Restructured Secured Note and the Commercial Federal Restructured Deed of Trust and Reorganized CET shall retain its reinstatement rights under California law.

                                  (4)   On or before October 1, 1995,
Reorganized CET shall "raise the flag" of the chosen hotel franchisor/licensor. If this deadline is missed:

                                        (a)     Reorganized CET shall waive its
right to seek to enjoin the enforcement of the default; and

                                        (b)     Reorganized CET will agree to
execute a deed in lieu of foreclosure if Commercial Federal so elects. If Commercial Federal elects to receive a deed in lieu of foreclosure, Commercial Federal will waive any deficiency claim. If Commercial Federal elects to receive a deed in lieu of foreclosure, the Pacific Mutual Lenders will reconvey their deed of trust on the Redding Hotel property.

                 4. CLASS 6(A) CLAIM: SUN LIFE OF AMERICA SECURED CLAIM #1 -- 425 UNIVERSITY AVENUE. The holder of the Sun Life of America Secured Claim #1 -- 425 University Avenue shall receive the following treatment under the Plan: The holder of the Class 6(a) Claim has obtained relief from the automatic stay. The property which is security for said Claim shall be sold at foreclosure sale pursuant to applicable state law and in consideration of the full and final satisfaction of said Claim. The holder of the Sun Life of America Secured Claim #1 shall retain all legal, equitable and contractual rights to which it is entitled; provided, that the holder of said claim shall not be entitled to any General Unsecured Claim against CET or Reorganized CET and CET reserves all defenses, objections, counterclaims, and offsets with respect to any such General Unsecured Claim.

                 5. CLASS 6(B) CLAIM: SUN LIFE OF AMERICA SECURED CLAIM #2 -- REGENCY PLAZA. All dollar amounts set forth in this Article IV.B.5. are subject to verification by both the Proponents and Sun Life of America. The holder of the Sun Life of America Secured Claim #2 -- Regency Plaza shall receive the following treatment under the Plan:

                          a.      SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE
#2.  The Sun Life of America Secured Claim #2 shall be allowed in the sum of
(a) $9,142,968 plus (b) interest on the Sun Life of America Secured Claim #2 which has accrued, at the contract non-default rate, from May 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. On the Effective Date Sun Life of America shall receive the Sun Life of America Restructured Secured Note #2 in the original principal amount of $8,868,580 which shall (i) bear interest at the fixed rate of nine and one-half percent (9 1/2%) per annum on the unpaid principal balance owed under the Sun Life of America Restructured Secured Note #2, and (ii) be due and payable in full on the eighth (8th) anniversary of the Effective Date.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #2. On the Effective Date, on account of the Sun Life of America Secured Claim #2, Sun Life of America shall receive a payment equal to the sum of (a) $274,388 plus (b) interest on the Sun Life of America Secured Claim #2 which has accrued, at the contract non-default rate, from May 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, Sun Life of America shall receive interest only payments on account of the Sun Life of America Restructured Secured Note #2. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE DURING LAST SIX YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #2.  For the remaining six
(6) years of the Sun Life of America Restructured Secured Note #2, Sun Life of America shall receive equal interest and principal payments, based on a twenty-five (25) year amortization schedule, on account of the Sun Life of America Restructured Secured Note #2. Principal and interest payments shall be paid monthly in arrears commencing on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the Sun Life of America Restructured Secured Note #2, together with all accrued and unpaid interest thereon, shall be all due and payable on the eighth (8th) anniversary of the Effective Date.

                          d.  LIENS.  The obligations under the Sun Life of
America Restructured Secured Note #2 shall be secured by the Sun Life of America Restructured Deed of Trust #2.

                 6. CLASS 6(C) CLAIM: SUN LIFE OF AMERICA SECURED CLAIM #3 -- SIERRA OAKS. All dollar amounts set forth in this Article IV.B.6. are subject to verification by both the Proponents and Sun Life of America. The holder of the Sun Life of America Secured Claim #3 -- Sierra Oaks shall receive the following treatment under the Plan:

                          a.      SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE
#3.  The Sun Life of America Secured Claim #3 shall be allowed in the sum of
(a) $5,162,770 plus (b) interest on the Sun

Life of America Secured Claim #3 which has accrued, at the contract non-default rate, from June 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. On the Effective Date Sun Life of America shall receive the Sun Life of America Restructured Secured Note #3 in the original principal amount of $4,976,259 which shall (i) bear interest at the fixed rate of nine and one-half percent (9 1/2%) per annum on the unpaid principal balance owed under the Sun Life of America Restructured Secured Note #3, and (ii) be due and payable in full on the eighth (8th) anniversary of the Effective Date.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #3. On the Effective Date, on account of Sun Life of America Secured Claim #3, Sun Life of America shall receive a payment equal to the sum of (a) $186,511 plus (b) interest on the Sun Life of America Secured Claim #3 which has accrued, at the contract non-default rate, from June 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, Sun Life of America shall receive interest only payments on account of the Sun Life of America Restructured Secured Note #3. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE DURING LAST SIX YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #3.  For the remaining six
(6) years of the Sun Life of America Restructured Secured Note #3, Sun Life of America shall receive equal interest and principal payments, based on a twenty-five (25) year amortization schedule, on account of the Sun Life of America Restructured Secured Note #3. Principal and interest payments shall be paid monthly in arrears commencing on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the Sun Life of America Restructured Secured Note #3, together with all accrued and unpaid interest thereon, shall be all due and payable on the eighth (8th) anniversary of the Effective Date.

                          d.  LIENS.  The obligations under the Sun Life of
America Restructured Secured Note #3 shall be secured by the Sun Life of America Restructured Deed of Trust #3.

                 7. CLASS 6(D) CLAIM: SUN LIFE OF AMERICA SECURED CLAIM #4 -- SUNRISE HILLS. All dollar amounts set forth in this Article IV.B.7. are subject to verification by both the Proponents and Sun Life of America. The holder of the Sun Life of America Secured Claim #4 -- Sunrise Hills shall receive the following treatment under the Plan:

                          a.      SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE
#4.  The Sun Life of America Secured Claim #4 shall be allowed in the sum of
(a) $4,463,250 plus (b) interest on the Sun Life of America Secured Claim #4 which has accrued, at the contract non-default rate, from June 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. On the Effective Date Sun Life of America shall receive the Sun Life of America Restructured Secured Note #4 in the original principal amount of $4,335,750 which shall (i) bear interest at the fixed rate of nine and one-half percent (9 1/2%) per annum on the unpaid principal balance owed under the Sun Life of America Restructured Secured Note #4; and (ii) be due and payable in full on the eighth (8th) anniversary of the Effective Date.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #4. On the Effective Date, on account of the Sun Life of America Secured Claim #4, Sun Life of America shall receive a payment equal to the sum of (a) $127,500 plus (b) interest on the Sun Life of America Secured Claim #4 which has accrued, at the contract non-default rate, from June 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, Sun Life of America shall receive interest only payments on account of the Sun Life of America Restructured Secured Note #4. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE DURING LAST SIX YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #4.  For the remaining six
(6) years of the Sun Life of America Restructured Secured Note #4, Sun Life of America shall receive equal interest and principal payments, based on a twenty-five (25) year amortization schedule, on account of the Sun Life of America Restructured Secured Note #4. Principal and interest payments shall be paid monthly in arrears commencing on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the Sun Life of America Restructured Secured Note #4, together with all accrued and unpaid interest thereon, shall be all due and payable on the eighth (8th) anniversary of the Effective Date.

                          d.  LIENS.  The obligations under the Sun Life of
America Restructured Secured Note #4 shall be secured by the Sun Life of America Restructured Deed of Trust #4.

                 8. CLASS 6(E) CLAIM: SUN LIFE OF AMERICA SECURED CLAIM #5 -- UNIVERSITY VILLAGE. All dollar amounts set forth in this Article IV.B.8. are subject to verification by both the Proponents and Sun Life of America.
The holder of the Sun Life of America Secured Claim #5 -- University Village shall receive the following treatment under the Plan:

                          a.      SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE
#5.  The Sun Life of America Secured Claim #5 shall be allowed in the sum of
(a) $8,003,435 plus (b) interest on the Sun Life of America Secured Claim #5 which has accrued, at the contract non-default rate, from May 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. On the Effective Date Sun Life of America shall receive the Sun Life of America Restructured Secured Note #5 in the original principal amount of $7,732,441 which shall (i) bear interest at the fixed rate of ten percent (10%) per annum on the unpaid principal balance owed under the Sun Life of America Restructured Secured Note #5, and (ii) be due and payable in full on the eighth (8th) anniversary of the Effective Date.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #5. On the Effective Date, on account of the Sun Life of America Secured Claim #5, Sun Life of America shall receive a payment equal to the sum of (a) $270,994 plus (b) interest on the Sun Life of America Secured Claim #5 which has accrued, at the contract non-default rate, from May 1, 1994 through the Effective Date and which has not been paid during the Chapter 11 Case. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, Sun Life of America shall receive interest only payments on account of the Sun Life of America Restructured Secured Note #5. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE DURING LAST SIX YEARS OF
THE SUN LIFE OF AMERICA RESTRUCTURED SECURED NOTE #5.  For the remaining six
(6) years of the Sun Life of America Restructured Secured Note #5, Sun Life of America shall receive equal interest and principal payments, based on a twenty-five (25) year amortization schedule, on account of the Sun Life of America Restructured Secured Note #5. Principal and interest payments shall be paid monthly in arrears commencing on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the Sun Life of America Restructured Secured Note #5, together with all accrued and unpaid interest thereon, shall be all due and payable on the eighth (8th) anniversary of the Effective Date.

                          d.  LIENS.  The obligations under the Sun Life of
America Restructured Secured Note #5 shall be secured by the Sun Life of America Restructured Deed of Trust #5.

                 9. CLASS 7 CLAIM: SUN LIFE OF CANADA SECURED CLAIM (TIMBERLAKE). The holder of the Sun Life of Canada Secured Claim shall receive the following treatment under the Plan: On the Effective Date or as soon thereafter as practicable, (a) Reorganized CET shall pay to the holder of said Claim an amount necessary to cure all pre-Effective Date defaults and damages, to the extent allowed by Final Order of the Court, (b) the maturity date of the Claim shall be June 1, 2006, (c) the loan documents which are the subject of the Sun Life of Canada Secured Claim shall be modified as provided for in
Article IV.B.2., and (d) except as provided for in Article IV.B.2., the holder of the Claim shall retain its lien and all legal, equitable, and contractual rights to which the Claim holder is entitled.

                 10. CLASS 8 CLAIM: STATE FARM SECURED CLAIM (HURLEY ETHAN I. The holder of the State Farm Secured Claim shall receive the following treatment under the Plan:

                          a.      STATE FARM RESTRUCTURED SECURED NOTE.  On the
Effective Date State Farm shall receive the State Farm Restructured Secured Note. The State Farm Restructured Secured Note shall (i) be in an original principal amount equal to the amount described in paragraph IV.B.2(b) hereof;
(ii) bear interest at the fixed rate of eight and one-half percent (8 1/2%) per annum on the unpaid principal balance owed under the State Farm Restructured Secured Note; and (iii) be due and payable November 1, 2008.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE STATE FARM RESTRUCTURED SECURED NOTE. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, State Farm shall receive interest only payments on account of the State Farm Restructured Secured Note. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE AFTER FIRST TWO YEARS OF
THE STATE FARM RESTRUCTURED SECURED NOTE. Two (2) years after the Effective Date, State Farm shall begin receiving equal interest and principal payments, based on a fourteen (14) year amortization schedule, on account of the State Farm Restructured Secured Note. Principal and interest payments shall be paid monthly in arrears on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25) month following the Effective Date. Each dollar of principal amortization payments is deferred for each dollar of capital expenditures or deferred maintenance expenditures made on the property. The unpaid principal balance due under the State Farm Restructured Secured Note, together with all accrued and unpaid interest thereon, shall be all due and payable on November 1, 2008.


                          d.      LIENS.  The obligations under the State Farm
Restructured Secured Note shall be secured by the State Farm Restructured Deed of Trust. The State Farm Restructured Deed of Trust will contain provisions concerning capital expenditures, deferred maintenance, and property management which are satisfactory to the Claim holder and Proponents and will require monthly prepayments into an escrow account of real property taxes accrued after the Effective Date, but will not require impounds for insurance premiums.

                 11. CLASS 9(A) CLAIM: RTC SECURED CLAIM #1 - LANANE WAY. To the extent the provisions of this Article IV.B.11. are inconsistent with any other provision of the Plan, as modified, the provisions of this Article IV.B.11. shall control. The holder of the RTC Secured Claim #1 - Lanane Way shall receive the following treatment under the Plan:

                          a.      RTC RESTRUCTURED SECURED NOTE #1.  On account
of the RTC Secured Claim #1 - Lanane Way, the RTC shall receive the RTC Restructured Secured Note #1 on the Effective Date. The RTC Restructured Secured Note #1 shall (i) be in an original principal amount equal to the amount described in Article IV.B.2.b. hereof; (ii) bear interest at the fixed rate of nine and one-quarter percent (9 1/4%) per annum on the unpaid principal balance owed thereunder; and (iii) be due and payable in full on the tenth
(10th) anniversary of the Effective Date.

                                  The RTC shall be entitled to charge and
collect late fees not to exceed six percent (6%) of the amount of any installments that are not paid within the time provided in Article IV.B.11.b. below, provided that a late fee shall not be chargeable as to the final payment on the RTC Restructured Secured Note #1 if the note is not paid on the maturity date described above. In addition, in the event of a default under the RTC Restructured Secured Note #1, (i) the RTC shall be entitled to charge and collect interest at a default rate not to exceed eleven and one-quarter percent (11 1/4%) per annum on the entire amount of all delinquent installments for so long as the note remains in default and, if unpaid at maturity, upon the entire amount of the then-outstanding principal balance of the RTC Restructured Secured Note #1, and (ii) Reorganized CET shall be required to make payments to impounds for insurance and taxes as provided in the prepetition RTC debt instruments and agreements, so long as the note remains in default. Following a cure of a default under the RTC Restructured Secured Note #1, the RTC shall cease to charge and collect default interest and

Reorganized CET shall cease to make additional payments to insurance or tax impounds, provided that monies impounded before the cure of the default shall remain impounded and shall be applied to the next insurance or tax payments as the case may be.
                          b.      PAYMENTS.  For the period which shall
commence on the Effective Date and continue until the second (2nd) anniversary of the Effective Date, the RTC shall receive interest only payments on account of the RTC Restructured Secured Note #1. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date. Principal and interest payments shall be paid monthly in arrears, based on a twenty-five (25) year amortization schedule, on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the RTC Restructured Secured Note #1, together with all accrued and unpaid interest and all other unpaid charges thereon, shall be all due and payable on the tenth
(10th) anniversary of the Effective Date.

                          c.      LIENS.  The obligations under the RTC
Restructured Secured Note #1 shall be secured by the RTC Restructured Deed of Trust #1, and by such security interests and liens on personal property of CET as RTC may have held under prepetition personal property security agreements with CET. The RTC Restructured Deed of Trust #1 shall be a first deed of trust encumbering the real property currently owned by CET and commonly known as Lanane Way located at 3900 Lanane Way, Sacramento, California. The RTC personal property security interests and liens shall enjoy the same priority with respect to other security interests and liens on the personal property in question as existed at the commencement of the Chapter 11 Case.

                          d.      Reorganized CET shall be and remain
personally liable for the performance of all obligations required under the RTC Restructured Secured Note #1 to the extent permitted by applicable law, including but not limited to liability for any deficiency remaining after foreclosure of the security for the RTC Secured Note #1.

                          e.      RTC RIGHTS ON SALE OF UNDERLYING PROPERTY.
The RTC Restructured Secured Note #1 shall be due and payable in the event of a sale of Lanane Way; provided, however, that the RTC will consent to a single sale of the property subject to the RTC Restructured Secured Note #1 upon the qualification of the buyer to the reasonable satisfaction of the RTC and the assumption by the buyer of all obligations to the RTC under the RTC Restructured Secured Note #1. In the event of a sale and assumption of the RTC Restructured Secured Note #1:

                                  (1)      Reorganized CET shall remain jointly
and severally liable for all amounts owing pursuant to the RTC Restructured Secured Note #1, including, but not limited to, liability for any deficiency remaining after foreclosure of the security for the RTC Restructured Secured Note #1; and

                                  (2)      the RTC shall receive the
assumption fee described in Article IV.B.2.e.(7).

                          f.      MISCELLANEOUS PROVISIONS.
                                  ------------------------

                                  (1)      Reorganized CET will pay RTC's
reasonable costs of obtaining an endorsement on its current title insurance policy for the Lanane Way property reflecting the modifications of the RTC Secured Claim #1 under the Plan and insuring the RTC Restructured Deed of Trust #1 is a first deed of trust encumbering Lanane Way.

                                  (2)      Nothing contained in this Article
IV.B.11. or elsewhere in the Plan shall constitute a waiver of any defenses under California Code of Civil Procedure Section 726 or Section 580d based on events or occurrences after the date of the RTC Restructured Secured Note #1 and the RTC Restructured Deed of Trust #1.

                 12. CLASS 9(B) CLAIM: RTC SECURED CLAIM #2 - NORTH FREEWAY. To the extent the provisions of this Article IV.B.12. are inconsistent with any other provision of the Plan, as modified, the provisions of this Article IV.B.12. shall control. The holder of the RTC Secured Claim #2
- - - North Freeway shall receive the following treatment under the Plan:

                          a.      RTC RESTRUCTURED SECURED NOTE #2.  On account
of the RTC Secured Claim #2 - North Freeway, the RTC shall receive the RTC Restructured Secured Note #2 on the Effective Date. The RTC Restructured Secured Note #2 shall (i) be in an original principal amount equal to the amount described in Article IV.B.2.b. hereof; (ii) bear interest at the fixed rate of nine and one-quarter percent (9 1/4%) per annum on the unpaid principal balance owed thereunder; and (iii) be due and payable in full on the tenth
(10th) anniversary of the Effective Date.

                          The RTC shall be entitled to charge and collect late
fees not to exceed six percent (6%) of the amount of any installments that are not paid within the time provided in Article IV.B.12.b. below, provided that a late fee shall not be chargeable as to the final payment on the RTC Restructured Secured Note #2 if the note is not paid on the maturity date described above. In addition, in the event of a default under the RTC Restructured Secured Note #2, (i) the RTC shall be entitled to charge and collect interest at a default rate not to exceed eleven and one-quarter percent (11 1/4%) per annum on the entire amount of all delinquent installments for so long as the note remains in default and, if unpaid at maturity, upon the entire amount of the then-outstanding principal balance of the RTC Restructured Secured Note #2, and
(ii) Reorganized CET shall be required to make payments to impounds for insurance and taxes as provided in the prepetition RTC debt instruments and agreements, so long as the note remains in default. Following a cure of a default under the RTC Restructured Secured Note #2, the RTC shall cease to charge and collect default interest and Reorganized CET shall cease to make additional payments to insurance or tax impounds, provided that monies impounded before the cure of the default shall remain impounded and shall be applied to the next insurance or tax payments as the case may be.

                          b.      PAYMENTS.  For the period which shall
commence on the Effective Date and continue until the second (2nd) anniversary of the Effective Date, the RTC shall receive interest only payments on account of the RTC Restructured Secured Note #2. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date. Principal and interest payments shall be paid monthly in arrears, based on a twenty- five
(25) year amortization schedule, on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. The unpaid principal balance due under the RTC Restructured Secured Note #2, together with all accrued and unpaid interest and all other unpaid charges thereon, shall be all due and payable on the tenth
(10th) anniversary of the Effective Date.

                          c.      LIENS.  The obligations under the RTC
Restructured Secured Note #2 shall be secured by the RTC Restructured Deed of Trust #2, and by such security interests and liens on personal property of CET as RTC may have held under prepetition personal property security agreements with CET. The RTC Restructured Deed of Trust #2 shall be a first deed of trust encumbering the real property currently owned by CET and commonly known as North Freeway located at 3755 North Freeway Boulevard, Sacramento, California. The RTC personal property security interests and liens shall enjoy the same priority with respect to other security interests and liens on the personal property in question as existed at the commencement of the Chapter 11 Case.

                          d.      Reorganized CET shall be and remain
personally liable for the performance of all obligations required under the RTC Restructured Secured Note #2 to the extent permitted by applicable law, including but not limited to liability for any deficiency remaining after foreclosure of the security for the RTC Secured Note #2.

                          e.      RTC RIGHTS ON SALE OF UNDERLYING PROPERTY.
The RTC Restructured Secured Note #2 shall be due and payable in the event of a sale of North Freeway; provided, however, that the RTC will consent to a single sale of the property subject to the RTC Restructured Secured Note #2 upon the qualification of the buyer to the reasonable satisfaction of the RTC and the assumption by the buyer of all obligations to the RTC under the RTC Restructured Secured Note #2. In the event of a sale and assumption of the RTC Restructured Secured Note #2:

                                  (1)      Reorganized CET shall remain jointly
and severally liable for all amounts owing pursuant to the RTC Restructured Secured Note #2, including, but not limited to, liability for any deficiency remaining after foreclosure of the security for the RTC Restructured Secured Note #2; and

                                  (2)      the RTC shall receive the
assumption fee described in Article IV.B.2.e.(7).

                          f.      MISCELLANEOUS PROVISIONS.
                                  ------------------------

                                  (1)      Reorganized CET will pay RTC's
reasonable costs of obtaining an endorsement on its current title insurance policy for the North Freeway property reflecting the modifications of the RTC Secured Claim #2 under the Plan and insuring the RTC Restructured Deed of Trust #2 is a first deed of trust encumbering North Freeway.

                                  (2)      Nothing contained in this Article
IV.B.12. or elsewhere in the Plan shall constitute a waiver of any defenses under California Code of Civil Procedure Section 726 or Section 580d based on events or occurrences after the date of the RTC Restructured Secured Note #2 and the RTC Restructured Deed of Trust #2.

                 13. CLASS 10 CLAIM: FIRST NATIONWIDE SECURED CLAIM (HURLEY ETHAN II). On or before the tenth (10th) day following approval of the Disclosure Statement, CET shall inform First Nationwide (i) whether CET will cure any defaults owed to First Nationwide in connection with the First Nationwide Secured Claim and treat the First Nationwide Secured Claim as not impaired under the Plan and (Code Section 1124) or (ii) whether CET will restructure the First Nationwide Secured Claim by providing First Nationwide with a Restructured Secured Note and Restructured Deed of Trust, described below. If CET chooses the latter option, the holder of the First Nationwide Secured Claim shall receive the following treatment under the Plan:

                          a.      FIRST NATIONWIDE RESTRUCTURED SECURED NOTE.
On the Effective Date First Nationwide shall receive the First Nationwide Restructured Secured Note. The First Nationwide Restructured Secured Note shall (i) be in an original principal amount equal to the amount described in paragraph IV.B.2.b. hereof; (ii) bear interest at the fixed rate of nine percent (9%) per annum on the unpaid principal balance owed under the First Nationwide Restructured Secured Note; and (iii) be due and payable in full on the tenth
(10th) anniversary of the Effective Date.

                          b.      PAYMENTS TO BE MADE DURING FIRST TWO YEARS OF
THE FIRST NATIONWIDE RESTRUCTURED SECURED NOTE. For the period which shall commence on the Effective Date and continue until the two (2) year anniversary of the Effective Date, First Nationwide shall receive interest only payments on account of the First Nationwide Restructured Secured Note. Interest shall be paid monthly in arrears on the first day of each calendar month, with the first payment due on the first day of the month following the Effective Date.

                          c.      PAYMENTS TO BE MADE DURING LAST EIGHT YEARS
OF THE FIRST NATIONWIDE RESTRUCTURED SECURED NOTE. For the remaining eight (8) years of the First Nationwide Restructured Secured Note, First Nationwide shall receive equal interest and principal payments, based on a twenty-five (25) year amortization schedule, on account of the First Nationwide Restructured Secured Note. Principal and interest payments shall be paid monthly in arrears on the first day of the calendar month with the first payment due on the first day of the twenty-fifth (25th) month following the Effective Date. Each dollar of principal amortization payments is deferred for each dollar of capital expenditures or deferred maintenance expenditures made on the property. The unpaid principal balance due under the First Nationwide Restructured Secured Note, together with all accrued and unpaid interest thereon, shall be all due and payable on the tenth (10th) anniversary of the Effective Date.

                          d.      LIENS.  The obligations under the First
Nationwide Secured Note shall be secured by the First Nationwide Restructured Deed of Trust.

                 14.      [INTENTIONALLY OMITTED.]

                 15. CLASS 13(B) CLAIM: FLORIN-PERKINS SECURED BOND CLAIMS (SCHUMACHER/LOT 21). Notwithstanding the provisions of Article IV.B.2.(b) hereof, the principal amount of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) shall be restated as of the Effective Date in the amount of $718,735.61, which includes all amounts owing to Schumacher on account of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) as of September 30, 1994 pursuant to the calculations provided for in the California Improvement Act of 1911, the bond certificate, and the California Streets and Highways Code Section 6400. The Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) shall accrue interest after the Effective Date at the rate of eight percent (8%). The Florin-Perkins Secured Bond Claim (Schumacher/Lot
21) shall mature on January 1, 2000. CET shall make ten (10) equal semi-annual payments of the principal and interest to the holder of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) with the first payment being due on January 1, 1995 and payments being due every July 1 and January 1 thereafter. Each payment shall include 1/10th of the principal amount of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) as of the Effective Date plus accrued but unpaid interest up to the date of payment.
Upon the first to occur of (i) non-payment of any installment due pursuant to the terms of this paragraph, or (ii) the failure to pay the Class 14(y) or Class 14(Z) Secured Real Property Taxes pursuant to the terms of the Plan, or
(iii) the failure to pay any real property taxes which are secured by Lot 21 and which first become due and payable after the Effective Date ("Future Taxes") on or before the last date upon which such Future Taxes can be paid without penalty, the holder of the Florin-Perkins Secured Bonds Claim (Schumacher/Lot 21) may exercise all remedies and rights to which the holder of a 1911 Act Street Improvement bond is entitled to under California law provided that the holder of said claim shall have no recourse to pursue Reorganized CET for any deficiency or personal liability. Reorganized CET shall have the right to pay the Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) in full at any time on or after the Effective Date, without premium or penalty. The Florin-Perkins Secured Bond Claim (Schumacher/Lot 21) shall continue to be secured by Lot 21 of the Florin-Perkins Properties until such time as the Florin-Perkins Secured Bond (Schumacher/Lot 21) has been satisfied.

                 16. CLASS 13(C) CLAIM: FLORIN-PERKINS SECURED BOND CLAIMS (SCHUMACHER/LOT 22). Notwithstanding the provisions of Article IV.B.2.(b) hereof, the principal amount of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) shall be restated as of the Effective Date in the amount of $805,208.37, which includes all amounts owing to Schumacher on account of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) as of September 30, 1994 pursuant to the calculations provided for in the California Improvement Act of 1911, the bond certificate, and the California Streets and Highways Code Section 6400. The Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) shall accrue interest after the Effective Date at the rate of eight percent (8%). The Florin-Perkins Secured Bond Claim (Schumacher/Lot
22) shall mature on January 1, 2000. CET shall make ten (10) equal semi-annual payments of the principal and interest to the holder of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) with the first payment being due on January 1, 1995 and payments being due every July 1 and January 1 thereafter. Each payment shall include 1/10th of the principal amount of the Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) as of the Effective Date plus accrued but unpaid interest up to the date of payment. Upon the first to occur of (i) non-payment of any installment due pursuant to the terms of this paragraph, or
(ii) the failure to pay the Class 14(y) or Class

14(Z) Secured Real Property Taxes pursuant to the terms of the Plan, or (iii) the failure to pay any real property taxes which are secured by Lot 22 and which first become due and payable after the Effective Date ("Future Taxes") on or before the last date upon which such Future Taxes can be paid without penalty, the holder of the Florin-Perkins Secured Bonds Claim (Schumacher/Lot
22) may exercise all remedies and rights to which the holder of a 1911 Act Street Improvement bond is entitled to under California law provided that the holder of said Claim shall have no recourse to pursue Reorganized CET for any deficiency or personal liability. Reorganized CET shall have the right to pay the Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) in full at any time on or after the Effective Date, without premium or penalty. The Florin-Perkins Secured Bond Claim (Schumacher/Lot 22) shall continue to be secured by Lot 22 of the Florin-Perkins Properties until such time as the Florin-Perkins Secured Bond (Schumacher/Lot 22) has been satisfied.

                 17. CLASS 13(D) CLAIMS: FLORIN-PERKINS SECURED BOND CLAIMS (OK&B/LOT 38). The principal amount of the Florin- Perkins Secured Bond Claim (OK&B/Lot 38) shall be restated as of the Effective Date in an amount equal to the calculation provided for in paragraph IV.B.2(b) hereof. The Florin-Perkins Secured Bond Claim (OK&B/Lot 38) shall accrue interest after the Effective Date at the rate of eight percent (8%). The Florin-Perkins Secured Bond Claim (OK&B/Lot 38) shall mature on January 1, 2000. CET shall make ten
(10) equal semi-annual payments of the principal and interest to the holder of the Florin-Perkins Secured Bond Claim (OK&B/Lot 38) with the first payment being due on January 1, 1995 and payments being due every July 1 and January 1 thereafter. Each payment shall include 1/10th of the principal amount of the Florin-Perkins Secured Bond Claim (OK&B/Lot 38) as of the Effective Date plus accrued but unpaid interest up to the date of payment. Upon the first to occur of (i) non-payment of any installment due pursuant to the terms of this paragraph, or (ii) the failure to pay the Class 14(y) or Class 14(Z) Secured Real Property Taxes pursuant to the terms of the Plan, or (iii) the failure to pay any real property taxes which are secured by OK&B/Lot 38 and which first become due and payable after the Effective Date ("Future Taxes") on or before the last date upon which such Future Taxes can be paid without penalty, the holder of the Florin-Perkins Secured Bonds Claim (OK&B/Lot 38) may exercise all remedies and rights to which the holder of a 1911 Act Street Improvement bond is entitled to under California law provided that the holder of said Claim shall have no recourse to pursue Reorganized CET for any deficiency or personal liability. Reorganized CET shall have the right to pay the Florin-Perkins Secured Bond Claim (OK&B/Lot 38) in full at any time on or after the Effective Date, without premium or penalty. The Florin-Perkins Secured Bond Claim (OK&B/Lot 38) shall continue to be secured by OK&B/Lot 38 of the Florin-Perkins

Properties until such time as the Florin-Perkins Secured Bond (OK&B/Lot 38) has been satisfied.

                 18. CLASS 14 CLAIMS: SECURED REAL PROPERTY TAX CLAIMS. Payment of the Class 14(a) through 14(ae) Secured Real Property Tax Claims, excluding Administrative Claims and excluding Classes 14(m) (425 University), 14(r) (Pacific Palisades) and 14(x) (Florin-Perkins Excluding Lots 21, 22 and
38) Secured Real Property Tax Claims, shall be made in ten (10) equal semi-annual installments, with the first installment due on December 10, 1994. Subsequent payments shall be made on each April 10 and December 10 thereafter. The Secured Real Property Tax Claims, excluding Classes 14(m) (425 University), 14(r) (Pacific Palisades) and 14(x) (Florin-Perkins Excluding Lots 21, 22 and
38), shall accrue interest from and after the Effective Date at the rate of seven percent (7%) per annum. Each installment shall include simple interest accrued commencing on the Effective Date and unpaid as of the particular payment date on the unpaid portion of such Claim; provided, however, that CET shall have the right to pay the remaining balance of any of the Secured Real Property Tax Claims in full at any time on or after the Effective Date, without premium or penalty. CET or Reorganized CET may seek an order from the Bankruptcy Court directing taxing authorities to apply payments on account of
(a) post-petition, pre-Effective Date real property taxes, which may be Administrative Claims and (b) Class 14 Claims, to the extent accrued in the appropriate periods of time and to correctly calculate interest and penalties, if any, on account of such Claims.

                 19.      CLASS 15(B) CLAIMS:  ALLOWED GENERAL UNSECURED CLAIMS.
                          -----------------------------------------------------

                          a.      If Class 15(b) votes to accept this Plan by
the vote required by for acceptance under Bankruptcy Code section 1126(c), then, subject to the condition that Class 16 (Kroeger Claim) does not elect to be treated as a part of Class 15(b), each holder of an Allowed Claim in Class 15(b) shall receive in full satisfaction of its Allowed Claim, Cash equal to seventy-nine percent (79%) of its Allowed Claim, payable thirty (30) calendar days after the Effective Date, or as soon as said Claim in Class 15(b) becomes an Allowed Claim.

                          b.      If Class 15(b) votes to accept this Plan by
the majorities required by Bankruptcy Code section 1126(c) and either (1) Class 16 elects to be treated as a part of Class 15(b), or (2) the holders of Allowed Claims in Class 15(b) choose to contribute monies to treatment of the Kroeger Claim under Class 16, then (i) each holder of an Allowed Claim in Class 15(b) and each holder of an Allowed Claim in Class 16 shall receive in full satisfaction of its Allowed Claim, Cash payable thirty (30) calendar days after the Effective Date, or as soon as said Claim in Class 15(b) or Class 16 becomes an Allowed Claim, and (ii) said Cash shall equal at least seventy percent (70%) of the Allowed Claims in Class 15(b) and may equal up to a maximum of seventy-nine percent (79%) of the Allowed Claims in Class 15(b) to the extent that Claims objections filed by the Creditors' Committee result in monies which would otherwise be distributed to the Disputed Claims in Class 15(b) being distributed to the holders of Allowed Claims in Class 15(b).

                          c.      If Class 15(b) does not vote to accept this
Plan by the vote required for acceptance under Bankruptcy Code section 1126(c), then each holder of an Allowed Claim in Class 15(b) shall receive in full satisfaction of its Allowed Claim a Pro Rata Distribution of New CET Unsecured Notes having a value determined by the Bankruptcy Court as of the Effective Date equal to the aggregate amount of all Allowed Claims in Class 15(b). The New CET Unsecured Notes shall be issued in substantially the form attached hereto as Exhibit E-1. The New CET Unsecured Notes shall be due and payable in full on the tenth (10th) anniversary of the Effective Date and shall bear interest at a fixed rate of interest of ten percent (10%) per annum. Reorganized CET shall make semi-annual interest only payments on account of the New CET Unsecured Notes commencing on the first (1st) day of the sixth (6th) month following the Effective Date. The New CET Unsecured Notes shall not be enforceable or accelerated by the holders thereof for any reason other than the failure of Reorganized CET (or its successor or assign) to pay timely. The New CET Unsecured Notes shall have no affirmative or negative covenants other than the promise to pay.

                 20.      CLASS 16 CLAIM (KROEGER CLAIM).
                          ------------------------------

                          a.      If Class 16 votes to accept this Plan by the
vote required for acceptance under Bankruptcy Code section 1126(c), the Kroeger Claim of Class 16 shall be an Allowed Claim in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000), shall be allowed under Bankruptcy Code section 502 as a General Unsecured Claim, and the holders of the Kroeger Claim in Class 16 may elect:

                                  (1)      to receive, in full satisfaction of
said Allowed Claim, an unsecured note issued by Reorganized CET, in substantially the form attached hereto as Exhibit E-2 (the "New Kroeger Note"), which shall be in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), shall be payable in monthly installments of Twenty Thousand Dollars ($20,000), with the first installment due on the first
(1st) day of the first (1st) month following the Effective Date and the final installment due on the first (1st) day of the ninety-sixth (96th) month following the Effective Date. The New Kroeger Note shall not bear interest and shall be secured by a third trust deed on the Regency Plaza property. The New Kroeger Note shall have no affirmative or negative covenants except the promise to pay and shall not be enforceable or accelerated due to the sale or disposition by Reorganized CET of any assets or any changes of ownership of New Common Stock, or for any reason other than the failure of Reorganized CET (or its successor or assign) to pay timely; or

                                  (2)      to have said Allowed Claim be
included in Class 15(b) and treated pursuant to the provisions of paragraph IV.B.19. of this Plan.

                          b.      If Class 16 does not vote to accept this Plan
by the majorities required by Bankruptcy Code section 1126(c), (i) the Proponents reserve the right to object to the Claims in Class 16 in which event they shall be "Disputed Claims" and (ii) each holder of an Allowed Claim in Class 16 shall receive a Distribution of New CET Unsecured Notes (in substantially the form attached hereto as Exhibit E-1) having a value determined by the Bankruptcy Court as of the Effective Date equal to the amount of the Allowed Claim.

                 21.      CLASS 17 CLAIMS:
                          ---------------

                          a.      CLASS 17(A) CLAIMS:  SUBORDINATED CLAIMS
BASED ON FORMERLY HELD OLD CET COMMON STOCK: Pursuant to section 510(b) of the Code, every Allowed Claim in Class 17(a) shall be subordinated to all other Allowed Claims, and shall have the same priority as the Allowed Equity Interests in Classes 18(a) and 18(b) of holders of Old CET Common Stock. Subject to the provisions of Article VI.E. hereof (Disputed Claims Reserve) and the provisions of Article VI.G hereof (De Minimis Distributions), holders of Allowed Claims in Class 17(a) shall receive, on the later of (a) thirty (30) days after such Class 17(a) Claim becomes an Allowed Claim pursuant to a Final Order, or (b) as soon as practicable after the Effective Date, Distributions of Cash (subject to Article IV.B.22.e. hereof) or New CET Common Stock calculated on the same basis as Distributions of Cash or New CET Common Stock made to holders of Allowed Equity Interests in Classes 18(a) and 18(b), as described in
Article IV.B.22. and IV.B.23. hereof; provided, however, that the Distribution on account of such Allowed Claim shall be based on the number of shares of Old CET Common Stock involved in such purchase or sale transaction, without regard to the dollar amount of damages, if any, alleged in such Claim. The Proponents may object to any Claim in Class 17(a).

                          b.      CLASS 17(B) CLAIMS:  SUBORDINATED CLAIMS
BASED ON CURRENTLY HELD CET COMMON STOCK: Pursuant to section 510(b) of the Code, every Allowed Claim in Class 17(b) shall be subordinated to all other Allowed Claims, and shall have the same priority as the Allowed Equity Interests in Classes 18(a) and 18(b) of holders of Old CET Common Stock. Subject to the provisions of Article VI.E. hereof (Disputed Claims Reserve) and the provisions of Article VI.G hereof (De Minimis Distributions), holders of Allowed Claims in Class 17(b) shall receive, on the later of (a) thirty (30) days after such Class 17(b) Claim becomes an Allowed Claim pursuant to a Final Order, or (b) as soon as practicable after the Effective Date, Distributions of Cash (subject to Article VI.B.22.e. hereof) or New CET Common Stock calculated on the same basis as Distributions of Cash or New CET Common Stock made to holders of Allowed Equity Interests in Classes 18(a) and 18(b), as described in Article IV.B.22. and IV.B.23. hereof; provided, however, that only one Distribution shall be made on account of each share of Old CET Common Stock with respect to which there exists both a Class 17(b) Allowed Claim and a Class 18(a) or Class 18(b) Allowed Equity Interest, which Distribution shall be made consistent with
Article IV.B.22. and the Distribution on account of such Allowed Claim shall be based on the number of shares of Old CET Common Stock involved in the purchase or sale transaction underlying such Allowed Claim, without regard to the dollar amount of damages, if any, alleged in such Allowed Claim; and provided further, that each holder of an Allowed Equity Interest in Class 18(a) or 18(b) shall be entitled to only a single recovery on account of, in the aggregate, such Allowed Equity Interest and its Allowed Claim in Class 17(b) arising out of the purchase or sale of the shares of Old CET Common Stock represented by such Allowed Equity Interest, which single recovery shall be limited to such holder's Distribution under Article IV.B.22. of the Plan. The Proponents may object to any Claim in Class 17(b).

                 22.      CLASS 18 INTERESTS:  ALLOWED EQUITY INTERESTS:
                          ---------------------------------------------

                          a.      CLASS 18(A):  ALLOWED EQUITY INTERESTS OF
1,000 SHARES OR LESS. Each holder of an Allowed Equity Interest in Class 18(a) shall receive, as soon as practicable after the Effective Date, subject to
Article VI.G. hereof (De Minimis Distributions) and Article IV.B.22.e. hereof, the following:

                                  (1)      DISTRIBUTIONS TO PERSONS HOLDING 200
SHARES OF OLD CET COMMON STOCK OR LESS: In the event that a holder of an Allowed Equity Interest in Class 18(a) holds no more than two hundred (200) shares of Old CET Common Stock as of the Old CET Common Stock Record Date, said holder may receive, on account of his/her shares of Old CET Common Stock, twenty cents ($0.20) for each share of Old CET Common Stock, and said holder shall receive no New Common Stock on account of said Allowed Equity Interests, unless said holder elects on the Ballot to receive said shares of New CET Common Stock in lieu and instead of Cash, and each holder's Pro Rata Distribution of New CET Common Stock shall be calculated as set forth in
Article IV.B.22. and IV.B.23.  hereof.

                                  (2)      DISTRIBUTIONS TO PERSONS HOLDING
BETWEEN 201 AND 1000 SHARES OF OLD CET COMMON STOCK: In the event that a holder of an Allowed Equity Interest in Class 18(a) holds at least two hundred one (201) shares but not more than one thousand (1,000) shares of Old CET Common Stock as of the Old CET Common Stock Record Date, said holder shall receive, on account of his shares of Old CET Common Stock, shares of New CET Common Stock, and each holder's Pro Rata Distribution shall be calculated as set forth in Article IV.B.23. hereof, unless said holder elects on the Ballot to receive Cash equal to twenty cents ($0.20) per Share of said holder's Old CET Common Stock.

                          b.      CLASS 18(B) ALLOWED EQUITY INTERESTS OF MORE
THAN 1,000 SHARES: Each holder of an Allowed Equity Interest holding as of the Old CET Common Stock Record Date more than one thousand (1,000) shares of Old CET Common Stock (Class 18(b)) shall receive, as soon as practicable after the Effective Date, a Pro Rata Distribution of 2,450,000 shares of New CET Common Stock; provided the shares of New CET New Common Stock issued to all Allowed Equity Interests in Class (18(b)) shall be reduced by:

                                  (1)  the number of shares of New CET Common
Stock issued to Persons in Class 18(a);

                                  (2)  the number of shares of New CET Common
Stock which would otherwise have been issued to Persons in Class 18(a) whose shares are redeemed for Cash under Article IV.B.22.a. hereof;

                                  (3)  the number of shares of New CET Common
Stock which would otherwise have been issued to Persons in Class 17(a) whose shares are redeemed for Cash under Article IV.B.21. hereof; and

                                  (4)  the number of shares of New CET Common
Stock issued to persons in Class 17(a) under Article IV.B.21. hereof.

                          c.      TREATMENT OF SUBORDINATED CLAIMS BASED ON
CURRENTLY HELD CET COMMON STOCK. Each holder of an Allowed Equity Interest in Class 18(a) or Class 18(b) shall be entitled to only a single recovery on account of, in the aggregate, said Allowed Equity Interest and its Allowed Claim (if any) in Class 17(b) arising out of the purchase or sale of the shares of Old CET Common Stock represented by said Allowed Equity Interest, which single recovery shall be based on said Allowed Equity Interest and shall be limited to such holder's Distribution under this Article IV.B.22.

                          d.      CANCELLATION OF OLD CET SECURITIES; NO
FRACTIONAL SHARES.  All Old CET Common Stock and all Old CET

Securities shall be canceled and terminated under the Plan as of the Effective Date. The Distribution of shares of New CET Common Stock provided under the Plan may mathematically entitle the holder of an Allowed Claim in Classes 17(a) or 17(b) or an Allowed Equity Interest in Classes 18(a) or 18(b) to a fractional share of New CET Common Stock. Notwithstanding the foregoing, only whole numbers of shares of New CET Common Stock will be issued and distributed. Fractional shares of New CET Common Stock of one half or greater shall be rounded up to the next whole number, while fractional shares of New CET Common Stock of less than one half shall be rounded down to the next whole number.

                          e.      PLAN PROPONENTS OPTION TO MAKE CASH PAYMENT
TO ALLOWED EQUITY INTERESTS CLASS 18(A) AND CLASS 17(A) AND CLASS 17(B) ALLOWED CLAIMS. Notwithstanding the provisions contained in Article IV.B.21. and
Article IV.B.22.a. which would otherwise entitle holders of Allowed Equity Interests in Class 18(a) or entitle holders of Allowed Claims in Class 17(a) or Class 17(b) to receive a Cash payment, any Cash payments shall be made at the option of the Plan Proponents based upon the Cash requirements of Reorganized CET on the Effective Date. In the event any holder of an Allowed Equity Interest in Class 18(a) or holder of an Allowed Claim in Class 17(a) or Class 17(b) does not receive such Cash payments, said holder shall receive distributions of New CET Common Stock as provided in Article IV.B.22.

                 23. Number of Shares of New CET Common Stock. The number of shares of New CET Common Stock to be distributed to each holder of an Allowed Equity Interest in Class 18(a) or Class 18(b) and to each holder of an Allowed Claim in Class 17(a) or Class 17(b) shall be calculated as follows:

                          a.      There shall be determined a fraction (the
"Fraction") the (i) numerator of which is the number of shares of Old CET Common Stock held by said holder in Class 18(a), 18(b), 17(a) or 17(b), and
(ii) denominator of which is the sum of (x) the total number of shares of Old CET Common Stock outstanding as of the Old CET Common Stock Record Date, plus
(y) the total number of shares of Old CET Common Stock that are the basis of all Allowed Claims in Class 17(a), less (2) the number of shares of Old CET Common Stock for which no distribution is made pursuant to Article VI.G. hereof.

                          b.      The Fraction shall then be multiplied by
2,450,000, to calculate the number of shares to be issued to each holder in Classes 17(a), 17(b), 18(a) or 18(b).

                          c.      To the extent that the mathematical
functions, such as the calculation of shares under this Article IV.B.23., the rounding of fractional shares, or the calculations of Pro Rata Shares, result in the issuance of slightly greater or less than 2,550,000 shares of New CET Common Stock to Lenders, or slightly greater or less than 2,450,000 shares of New CET Common Stock to Classes 17(a), 17(b), 18(a) and 18(b) (subject to the reductions specified in Article IV.B.22.b.), then (x) the total number of shares of New CET Common Stock issued to Classes 17(a), 17(b), 18(a), and 18(b) shall bear the proportional relationship to (y) the shares of New CET Common Stock issued to Lenders of 49% to 51%, before giving effect to the reductions in Article IV.B.22.b.(2) and (3) for the shares of New CET Common Stock which would otherwise have been issued to Persons in Class 18(a) or Classes 17(a) or 17(b) whose shares are redeemed for Cash.

                 24. TREATMENT OF CLASS 4 CLAIM: PRINCIPAL MUTUAL SECURED CLAIM. The holder of the Class 4 Claim has obtained relief from the automatic stay. The property which is security for said Claim shall be sold at foreclosure sale pursuant to applicable state law and in consideration of the full and final satisfaction of said Claim. The Principal Mutual Secured Claim shall retain all legal, equitable and contractual rights to which it is entitled; provided, that the holder of the Principal Mutual Secured Claim shall not be entitled to any General Unsecured Claim against CET or Reorganized CET and CET reserves all defenses, objections, counterclaims, and offsets with respect to any such General Unsecured Claim.

                 25. PROVISIONS APPLICABLE TO SUN LIFE OF AMERICA. The following provisions shall be applicable to the following Sun Life of America classes: Classes 6(b) -- Regency Plaza, 6(c) -- Sierra Oaks, 6(d) -- Sunrise Hills, and 6(e) -- University Village:

                          a.      The holder of said Allowed Claim secured by a
Senior Mortgage shall retain its lien upon and security interest in all real and personal property collateral granted to secure said Allowed Claim, which lien and security interest shall have the same priority it had as of the Petition Date. The Proponents acknowledge that the Sun Life of America deeds of trust and security interests on all of its collateral are duly recorded and perfected first priority deeds of trust and security interests against which no defenses or offsets exist.

                          b.      The Proponents shall seek from the Court a
finding of fact and an order that the value of the real property and personal property liens and security interests securing said Allowed Claim equals at least the amount of the Allowed Claim as set forth in Article IV.B. of the Plan hereof and that the Allowed Claim in said class is fully secured under Code sections 506(a) and 506(b).

                          c.      The applicable Restructured Secured Note,
Restructured Deed of Trust or security instrument and the cash payment required to be made on the Effective Date shall be deemed to be in full satisfaction of all Allowed Claims asserted by the holder thereof, including, but not limited to, any Administrative Claim and any Priority Unsecured Claim allowable under Code sections 503 or 507 arising in connection with this Chapter 11 Case, including Claims on account of the Debtor's use of collateral or cash collateral or continuation of the automatic stay.

                          d.      All debt instruments and agreements under
which said Claim arises (including but not limited to recorded deeds of trust, fixtures filings and rent assignments, and filed UCC financing statements) shall remain in effect, except to the extent amended and superseded by the applicable Restructured Secured Note and Restructured Deed of Trust, which shall be issued by Reorganized CET in recordable form on the Effective Date in a form which shall be filed with the Court prior to the Effective Date, under which:

                                  (1)      the Allowed Claim as set forth in
Article IV.B. of the Plan shall constitute the principal indebtedness of the Restructured Secured Note and Restructured Deed of Trust;

                                  (2)      there shall be no late fees provided
for in the Restructured Secured Note but default interest at the rate of two percent (2%) per annum in excess of the contract rate under the applicable Restructured Secured Note shall be due upon unpaid principal and accrued interest until all defaults are cured;

                                  (3)      there shall be no financial
covenants or other covenants except the duty to (i) maintain the property, (ii) pay insurance and (iii) provide a monthly tax payment to an impound account;

                                  (4)      the recordation of the Pacific
Mutual Lenders' junior lien shall not be an event of default under the Restructured Deed of Trust and Reorganized CET may one time transfer the property to a third party transferee, who is reasonably acceptable to the Senior Mortgagee, so long as CET pays the Senior Mortgagee an assumption fee of one percent (1%) on the unpaid balance of the Senior Mortgagee's Restructured Secured Note up to $1 million plus an additional three-eighths of one percent (.375%) assumption fee on the remainder of the Senior Mortgagee's unpaid principal note balance. Any other transfer, assignment or sale of the property is an event of default that would allow the Senior Mortgagee to accelerate the note;

                                  (5)      the Restructured Secured Note and
Restructured Deed of Trust shall be without recourse to Reorganized CET as set forth in the prepetition documents except that the imposition of a junior lien or the making of a conveyance permissible under this Third Amended Plan as modified shall not cause recourse liability;

                                  (6)      the Restructured Secured Note and
Restructured Deed of Trust shall not contain prepayment penalties or any other provisions which would give rise to a default under the terms of the Plan or terms which would be inconsistent with the treatment of the particular Allowed Claim provided for under the Plan; and

                                  (7)      the Restructured Secured Note and
Restructured Deed of Trust shall provide that the filing of the Chapter 11 Case is not a default under the Restructured Secured Note and the Restructured Deed of Trust.

                          e.      Notwithstanding the provisions of Article
IV.B.25(d) above, Reorganized CET shall deliver to Sun Life of America on the Effective Date New Deeds of Trust and New Promissory Notes for Sierra Oaks, Regency Plaza and Sunrise Hills, and a Restructured Deed of Trust and Restructured Secured Note for University Village, containing all of the terms and provisions contained in this Third Amended Plan, as modified, applicable to Sierra Oaks, Regency Plaza, Sunrise Hills and University Village, whether designated as Restructured Deeds of Trust, Restructured Secured Notes or otherwise. Notwithstanding the foregoing, Sun Life of America shall have the option at its sole discretion, exercisable in writing directed to the Debtor, attention Frank Morrow, by overnight mail or facsimile transmission no later than September 20, 1994 to require that Restructured Deeds of Trust and Restructured Secured Notes be delivered to Sun Life of America in lieu of New Deeds of Trust and New Promissory Notes for Sierra Oaks, Regency Plaza, Sunrise Hills or any of them.

                          Upon 36 hours telefax notice to William Hugron at the
offices of Reorganized CET, but no later than September 15, 1994, Debtor shall promptly produce for copying and/or inspection to Sun Life of America all leases and other documents reflecting modifications, terminations, extensions, renewals or otherwise affecting tenants' obligations and rights in and for Sierra Oaks, Regency Plaza, Sunrise Hills and University Village. Sun Life of America shall have the right to conduct due diligence with tenants and otherwise respecting all such leases.

                          f.      On the Effective Date, Sun Life of America
will pay to Reorganized CET an amount equal to the sum of (a) $60,500 (adequate protection payments made on account of TGIF), plus (b) $3,151 (adequate protection payments made on Sunrise Hills in excess of interest accrued at the contract non-default rate of interest through June 1, 1994), plus (c) any other adequate protection payments made on account of the Sunrise

Hills property and received from June 1, 1994 to the Effective Date which exceed the contract non-default interest.

                          g.      On the Effective Date, CET's counsel shall
provide Sun Life of America with a legal opinion regarding the enforceability of the loan documents provided to Sun Life of America pursuant to the Plan.

                          h.      On the Effective Date, CET shall provide Sun
Life of America, at no cost to Sun Life of America, with the narrative appraisals on the Regency Plaza, Sierra Oaks and Sunrise Hills properties prepared by Coopers & Lybrand and certified to Sun Life of America in form and substance previously filed with the Bankruptcy Court.

                          i.      The liens granted Sun Life of America
pursuant to Articles IV.B.5, 6, 7 and 8, whether by Restructured Deeds of Trust or, in the case of Sierra Oaks, Regency Plaza or Sunrise Hills or any of them, by New Deeds of Trust, shall constitute a first priority lien on the property applicable to each Restructured Deed of Trust or New Deed of Trust senior and enforceable against each and every lien, encumbrance or interest of any kind asserted in or against the property except for liens on each property, if any, securing real property taxes applicable to each such property. Sun Life of America and Pacific Mutual Life Insurance Company, as agent for several lenders, shall execute any and all documents reasonably necessary to subordinate the Pacific Mutual Lenders' liens in accordance with and to effectuate the purpose of this paragraph.

                          j.      The provisions of the Confirmation Order
determining that the Allowed Claims of Sun Life of America are fully secured under 11 U.S.C. Section 506 shall not prejudice the right of Sun Life of America to prove that a deficiency claim may exist at a later date, to the extent Reorganized CET has recourse liability.

                 26. CLASS 14 CLAIMS: SECURED REAL PROPERTY TAX CLAIMS OF SACRAMENTO COUNTY. Notwithstanding the provisions of Article IV.B.18. of the Plan, the Class 14 Secured Real Property Tax Claims of Sacramento County shall be treated pursuant to the provisions of this Article IV.B.26. Payment of the Class 14 Secured Real Property Tax Claims of Sacramento County shall be made in ten (10) equal semi-annual installments, with the first installment due on December 10, 1994. Subsequent payments shall be made on each April 10 and December 10 thereafter. The Secured Real Property Tax Claims of Sacramento County shall accrue interest from and after the Effective Date at the rate of seven and one-quarter percent (7 1/4%) per annum. Each installment shall include simple interest accrued commencing on the Effective Date and unpaid as of the particular payment date on the unpaid portion of such Claim; provided, however, that Reorganized CET shall have the right to pay the remaining balance of any of the Secured Real Property Tax Claims of Sacramento County in full at any time on or after the Effective Date, without premium or penalty. CET or Reorganized CET may seek an order from the Bankruptcy Court directing Sacramento County to apply payments on account of (a) post-petition, pre-Effective Date real property taxes, which may be Administrative Claims and (b) Class 14 Claims, to the extent accrued in the appropriate periods of time and to correctly calculate interest and penalties, if any, on account of such Claims.

                                   ARTICLE V.
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                    ----------------------------------------

         A. EXECUTORY CONTRACTS GENERALLY. All executory contracts and leases to which the Debtor was a party prior to Confirmation shall be assumed (and, to the extent necessary, assigned to Reorganized CET) pursuant to Bankruptcy Code sections 365 and 1123, except for: (i) the executory contracts and unexpired leases which are subject to prior orders entered in the Chapter 11 Case authorizing the rejection or the assumption and assignment of such executory contracts and unexpired leases, (ii) any Old CET Securities that is determined to be an executory contract, (iii) all executory contracts which are the subject of separate motions filed prior to Confirmation by the Proponents pursuant to Bankruptcy Code sections 365 and 1123, and (iv) the executory contracts and leases which are the subject of a "Schedule of Rejected Executory Contracts" to be filed by Proponents before Confirmation. On the Effective Date, all the executory contracts and unexpired leases described in clauses
(i), (ii) and (iv) above shall be rejected. All the executory contracts and unexpired leases described in clause (iii) above shall be rejected upon the entry of a Court order authorizing such rejection.

         B. FRANCHISE AGREEMENTS, LABOR AGREEMENTS, AND OTHER CONTRACTS. The Debtor may, before the Effective Date, or Reorganized CET may, after the Effective Date, enter into new contracts, or modify existing contracts as the Debtor and the other party to said contract may agree, including franchise agreements for the hotels, tenant leases, and other agreements. Consistent with applicable law, the Debtor may before the Effective Date, and Reorganized CET may after the Effective Date, engage in negotiations and/or collective bargaining with its employees and may enter into labor contracts and/or collective bargaining agreements.

         C. CLAIMS ARISING FROM REJECTION OF CONTRACTS. Any Claim for damages arising out of the rejection of executory contracts and leases not assumed before Confirmation, or with respect to which an order for rejection is entered after Confirmation, shall be determined, and which Claim is allowed or disallowed for purposes of Distributions under Bankruptcy Code section 502(g), shall be classified in Class 15. Any Claim for damages arising from rejection of an executory contract or lease shall be forever barred unless a proof of Claim is filed with the Bankruptcy Court within thirty (30) calendar days after the later of (i) Confirmation, or (ii) entry of an order of the Bankruptcy Court authorizing the rejection of said executory contract or lease. Notwithstanding the rejection of any executory contract or unexpired lease at any time during this bankruptcy case, CET and Reorganized CET reserve all rights and defenses which the Estate may have or have had against the parties to such contracts and leases.

         D. STIPULATIONS WITH HOLIDAY INNS. Any Stipulation between Holiday Inns, Inc., its subsidiaries and affiliates and CET, which is approved by separate order of the Court entered on or before the Effective Date of the Plan, and the terms and provisions thereof, are hereby incorporated by reference in and made a part of the Plan and the Order confirming the Plan. In the event of a conflict between the terms and provisions of the Plan or the Order confirming the Plan, the terms and provisions of the Stipulation shall control. It is the intention of the Proponents that the terms and provisions of the Stipulation including, but not limited to, the covenants, warranties and representations as set forth therein, shall survive confirmation of the Plan and the closing of the case.

                                  ARTICLE VI.
                           MEANS OF EXECUTION OF PLAN
                           --------------------------

         A. SOURCES OF PAYMENT. The sources of payment for the distributions to be made under the Plan are the property of the Estate; the property of Reorganized CET; Cash generated by rents, hotel revenues, collection of Notes Receivable; the proceeds from the liquidation of any of the assets; proceeds of and Distributions on account of the CalREIT Stock Interest; proceeds of the Partnership Interests; and borrowings under the Redding Hotel Improvement Loan and under the New Credit Line.

         B. NEW CREDIT LINE. The terms of the New Credit Line are summarized on Exhibit D attached hereto. The definitive documents for the New Credit Line shall be filed with the Bankruptcy Court prior to the Effective Date and this Plan may be modified by the Proponents at any time prior to the Effective Date in order to make the Plan consistent with said definitive documents. On the Effective Date, or as soon as practicable thereafter, the Reorganized CET Initial Board of Trustees shall determine the initial principal amount of borrowings on the New Credit Line and shall execute and deliver the New Credit Line Documents and take such steps as necessary for Reorganized CET to commence borrowing on the New Credit Line.

         C. APPOINTMENT OF DISBURSING AGENT. The Confirmation Order shall provide that Reorganized CET will act as disbursing agent under the Plan and will serve without bond. On the Effective Date, or as soon as practicable thereafter, Reorganized CET, as disbursing agent, shall establish two or more accounts, which shall be interest-bearing, one identified as "Plan Disbursement Account" and the other identified as "Unpaid Claims Reserve". Reorganized CET shall transfer sufficient funds to the Plan Disbursement Account on a periodic basis to make all Distributions on account of Allowed Claims required by the Plan.

         D.      DISTRIBUTIONS:
                 -------------

                 1. DISTRIBUTION TO CLASS 1 ADMINISTRATIVE CLAIMS. Within thirty (30) days after the Effective Date, Reorganized CET shall make a Cash Distribution to the holders of Allowed Claims in Class 1.

                 2. CASH DISTRIBUTIONS ON ALL OTHER CLAIMS. Pursuant to the terms of the Plan, Reorganized CET, after making appropriate reserves for any Disputed Claims in the relevant class, shall make the Pro Rata Distributions to the classes required by Article IV of this Plan.

                 3. NAME AND ADDRESS OF HOLDER. For purposes of all Distributions under this Plan, the Disbursing Agent shall be entitled to rely on the name and address of the holder of each Allowed Equity Interest as of the Old CET Common Stock Record Date, and to rely on the name and address of the holder of each Allowed Claim as shown on the Debtor's Amended Schedules filed March 21, 1994 or on any proof of Claim filed on or before May 31, 1994, except to the extent Reorganized CET receives written notice of a transfer or change of address, properly executed by the holder or its authorized agent.

         E.      DISPUTED CLAIM RESERVE:
                 ----------------------

                 1. Except to the extent the Bankruptcy Court shall estimate that a sufficient reserve for Disputed Claims or Disputed Equity Interests is less than the full amount thereof, in determining the amount of Distributions due to the holders of Allowed Claims and Allowed Equity Interests and to be reserved for Disputed Claims and Disputed Equity Interests, the appropriate Pro Rata calculations required by Article IV of the Plan shall be made as if all Disputed Claims and Disputed Equity Interests were Allowed Claims and Allowed Equity Interests.

                 2. On the Effective Date, the Distributions of Cash, New CET Common Stock, and other property reserved for the holders of Disputed Claims and Disputed Equity Interests shall be deposited by Reorganized CET in the Unpaid Claims Reserve.

                 3. All Cash held in the Unpaid Claims Reserve shall be invested in such investments as are permitted under Section 345 of the Code. The earnings on such investments shall be first applied to reimburse the Reorganized CET for its costs and expenses incurred in connection with the maintenance of the Unpaid Claims Reserve and the making of Distributions subsequent to the Effective Date. All earnings in excess of such costs and expenses shall be held in trust in the Unpaid Claims Reserve and shall be distributed only in the manner set forth below.

                 4. At such time as a Disputed Claim or Disputed Equity Interest becomes an Allowed Claim or an Allowed Equity Interest, the Distributions due on account of such Allowed Claim or Allowed Equity Interest (without any interest thereon) shall be released from the Unpaid Claims Reserve for delivery to the holder of such Allowed Claim or Allowed Equity Interest.

                 5. Any Cash, New CET Common Stock, or other property in the Unpaid Claims Reserve account remaining after resolution of such Disputed Claims or Disputed Equity Interest, including the remaining net return or interest yielded from the investment of the Cash in the Account, shall be distributed, Pro Rata, to the holders of Allowed Claims or Allowed Equity Interests in the particular class as provided for in the Plan. To the extent all Allowed Claims or Allowed Equity Interests of such class have received the Distributions required by the Plan, such property shall revest in Reorganized CET.

                 6. Notwithstanding anything to the contrary contained in this Article VI.E., holders of Allowed Claims in Classes 17(a) and 17(b) shall share Pro Rata with the holders of Allowed Equity Interests in Class 18(a) and Class 18(b) with respect to the shares of New CET Common Stock to be issued to Classes 17(a), 17(b), 18(a), and 18(b) in accordance with Articles IV.B.21 and IV.B.22.

         F. UNCLAIMED PROPERTY. Any Cash, New CET Common Stock, or other property which is unclaimed for one hundred eighty (180) days after Distribution thereof sent by mail to the last known mailing address of the Person entitled thereto as made known to Reorganized CET shall be revested in Reorganized CET and shall be distributed in accordance with this Plan.

         G.      DE MINIMIS DISTRIBUTIONS:
                 ------------------------

                 1. Notwithstanding anything to the contrary contained in the Plan, Reorganized CET shall not (a) disburse Cash to the holder of an Allowed Claim if the amount of Cash otherwise due is less than Five Dollars ($5.00); or (b) disburse New CET Common Stock to the holders of Allowed Equity Interests or Class 17(a) or Class 17(b) Allowed Claims to the extent such Persons holding such Allowed Equity Interests or Allowed Claims holds, or makes a

Claim on account of, less than twenty-five (25) shares of Old CET Common Stock. Cash and New CET Common Stock not so distributed shall be deposited in the Unpaid Claims Reserve and distributed in the same manner as unclaimed property under Article VI.F. of the Plan.

                 2. Notwithstanding anything to the contrary in the Plan, Reorganized CET shall round all amounts and Distributions of Cash to the nearest whole dollar amount.

         H. FEES FOR PROFESSIONALS. Fees and expenses for the professionals retained by the Debtor, Reorganized CET, the Equity Holders' Committee and the Creditors' Committee pursuant to section 327 of the Code for services rendered and costs incurred after the Petition Date and prior to the Effective Date, shall be fixed by the Court after notice and a hearing and shall be paid after allowed by an order of the Bankruptcy Court. Fees and expenses for professionals (i) retained by Reorganized CET or (ii) retained by the Equity Holders' Committee or the Creditors' Committee or the Lenders, to the extent such fees are agreed to be paid by Reorganized CET, for services rendered after the Effective Date may be paid by Reorganized CET in the ordinary course of business after submission of a bill for services rendered and costs incurred, without review or approval by the U.S. Trustee or the Bankruptcy Court.

         I.      DISPOSITION OF ASSETS:
                 ---------------------

                 1. At any time after Confirmation up to and including the Effective Date, the Debtor may consider offers to sell or lease individual parcels of its Real Properties and, with the express written consent of Proponents, may seek court authorization for such sales or leases, either in the Confirmation Order or in separate orders. The property may be offered for sale or lease in individual parcels, and on any commercially reasonable terms, including sales on credit. With respect to any sale or lease for which the Debtor contracts, or which closes, before the Effective Date: (i) said sale or lease may be subject to or free and clear of liens or subject to certain liens and free and clear of other liens, pursuant to Code section 363; (ii) all parties in interest reserve their rights to object to or seek conditions with respect to such sales or leases; and (iii) all Net Proceeds of any sale or lease (as defined in Exhibit A) shall be vested in and delivered to Reorganized CET.

                 2. At any time, up to and including the Effective Date, the Debtor may, with the express written consent of the Proponents, abandon to the holder of an Allowed Claim secured by a Senior Mortgage any real property or related personal property securing such Allowed Claim. The Allowed Claim of such holder shall be reduced by the full amount of said Allowed Claim, provided that said abandonment shall be subject to review and authorization by the Bankruptcy Court under Code section 554.

                 3. Neither Lenders, any Senior Mortgagee, nor any Person providing the New Credit Line or the Redding Hotel Improvement Loan shall have any right under Code section 363(k) to bid for any property and offset its claim against the purchase price with respect to (i) the vesting in Reorganized CET of any real property or personal property contemplated by this Plan and the definitive documents executed and delivered pursuant thereto; or (ii) (except as set forth below) the sale, lease, financing, or other disposition by Reorganized CET on or after the Effective Date of any real property or personal property. Each Senior Mortgagee may credit bid its Allowed Claim against the purchase price of the property which is encumbered by said Senior Mortgage and which is sold at a foreclosure sale before or after the Effective Date, to the extent permitted under Bankruptcy Code section 363 (if applicable) and to the extent permitted under applicable non-bankruptcy law. The rights of Lenders, all Senior Mortgagees, the New Credit Line Lender, and the Person providing the Redding Hotel Improvement Loan shall be as set forth in the definitive documents to which each is a party and which become effective as of the Effective Date.

         J.      PUBLIC TRADING AND REGISTRATION OF NEW SECURITIES:
                 -------------------------------------------------

                 1. In connection with Distributions of New CET Common Stock and New CET Preferred Stock under the Plan, each of the Lenders shall be given the opportunity to become a party to a registration rights agreement (the "Registration Rights Agreement"), on substantially the terms described in Exhibit C hereto. All parties to the Registration Rights Agreement shall have the "demand" and "piggyback" registration rights summarized in Exhibit C hereto. The Registration Rights Agreement shall also include other terms and conditions typical of similar agreements. The definitive documents for the Registration Rights Agreement shall be agreed among the Proponents and filed with the Court prior to the Effective Date and this Plan may be modified by the Proponents at any time prior to the Effective Date in order to make this Article of the Plan consistent with said definitive documents.

                 2. The holders of Allowed Equity Interests in Classes 18(a) and 18(b), and the holders of Allowed Claims in Classes 17(a) and 17(b), reserve the right to require that the New CET Common Stock issued to said class shall be publicly tradeable on the Effective Date, except to the extent that a holder of the New CET Common Stock is not entitled to the exemption from registration provided by Section 1145 of the Code.

         K. CANCELLATION OF CERTAIN OUTSTANDING SECURITIES. All debt instruments issued to Lenders before Confirmation, and all

Old CET Securities are canceled and terminated under the Plan. Except as set forth in Article IV.B. of this Plan with respect to Senior Mortgages and Lenders, all debt instruments issued by the Debtor prior to the Confirmation are canceled under the Plan.

         L. PROHIBITION OF ISSUANCE OF NON-VOTING SECURITIES. The declaration of trust (or articles of incorporation) of Reorganized CET shall prohibit the issuance of non-voting equity securities by Reorganized CET, shall provide that all voting power in Reorganized CET will be held by the New CET Common Stock and the New CET Preferred Stock, and shall contain other provisions to authorize and implement this Plan and the transactions hereby contemplated.

         M. STOCK TRANSFER. Distributions of Cash and New CET Common Stock will be made to all holders of Interests in Classes 18(a) and 18(b) and holders of Claims in Classes 17(a) and 17(b) as to which no certificates evidencing ownership of Old CET Common Stock were issued. All holders of Interests in Classes 18(a) and 18(b) and holders of Claims in Class 17(b) that are evidenced by Old CET Common Stock certificates shall submit their original certificates evidencing their ownership of Old CET Common Stock (or affidavit(s) in a form acceptable to Reorganized CET regarding lost certificate(s)) to Reorganized CET's stock transfer agent within one (1) year after the Effective Date for redemption, cancellation or issuance of New CET Common Stock, as the case may be, unless the time for submission is extended as set forth below. Holders of Allowed Equity Interests in Classes 18(a) and 18(b) or Allowed Claims in Class 17(b) that are evidenced by certificates who do not so tender their Old CET Common Stock certificates (or affidavits regarding lost certificates) will forfeit the right to receive any Cash redemption or New CET Common Stock under the Plan. Any Cash which would otherwise be paid to such holders and any Cash in respect of uncertificated shares that is unclaimed on such date shall revest in Reorqanized CET on the first anniversary of the Effective Date, unless the time for submission is extended as set forth below. On the first anniversary of the Effective Date, any New CET Common Stock which would otherwise be distributed to such persons under the Plan and any New CET Common Stock certificates issued in respect of uncertificated Old CET Common Stock that is unclaimed on the first anniversary of the Effective Date (collectively, the "Unclaimed Shares") shall be distributed Pro Rata to the holders of Allowed Equity Interests in class 18(a) and Class 18(b), and to the holders of Allowed Claims in Class 17(a) and Class 17(b) other than those who would originally have been entitled to Unclaimed Shares. Upon request of any person, Reorganized CET may (but is not required to) extend the time for submission of share certificates or affidavits or the Court may extend the time for submission of certificates or affidavits to the stock transfer agent upon noticed motion for cause shown, but in any event the time for submission shall not exceed five years after the date of the entry of the Confirmation Order under section 1143 of the Bankruptcy Code; provided, however, that if any Unclaimed Shares of New CET Common stock shall have already been distributed to Classes 18(a), 18(b), 17(a) or 17(b) pursuant to the preceding sentence, such shares shall not be recovered from the distributees nor shall Reorganized CET be required to make any adjustments in Pro Rata Distributions of New CET Common Stock in order to accommodate persons who are permitted by court order to submit their shares of Old CET Common Stock after the first anniversary.

                                  ARTICLE VII.
                  POST-CONFIRMATION MANAGEMENT AND OPERATIONS
                  -------------------------------------------

         A.      COMPOSITION OF REORGANIZED CET INITIAL BOARD OF TRUSTEES:
                 --------------------------------------------------------

                 1. On the Effective Date the Reorganized CET Initial Board of Trustees shall consist of five (5) persons. The Lenders and CET shall each designate one (1) member to the Reorganized CET Initial Board of Trustees, provided that CET's designee shall be Morrow. The remaining three (3) members of the Reorganized CET Initial Board of Trustees shall be designated by a majority vote of voting members of a committee, called the "Reorganized CET Initial Board of Trustees Election Committee." Except for Morrow, members of the Reorganized CET Initial Board of Directors shall not be Insiders, Affiliates, officers or directors of the Lenders, CET, or CalREIT and shall not be a member, Insider or Affiliate of the Equity Holders' Committee or the Creditors' Committee. On the Effective Date, in accordance with the California Corporations Code, such trustees shall be appointed as the trustees or directors of Reorganized CET. The first term for the Reorganized CET Initial Board of Trustees will expire one (1) year after the Effective Date.

                 2. Vacancies on the Reorganized CET Initial Board of Trustees (other than a vacancy in the seat of the trustee initially selected by the Lenders) shall be filled by appointment by a majority of the trustees then in office. A vacancy during the first year after the Effective Date in the seat of the trustee initially selected by the Lenders shall be filled by appointment by the Lenders for the remainder of the first year.

         B. COMPOSITION OF SUBSEQUENT REORGANIZED CET BOARD OF TRUSTEES. After the expiration of the term of the Reorganized CET Initial Board of Trustees, four (4) members of the board of trustees for Reorganized CET will be elected by the holders of New CET Common Stock, and one (1) member will be elected by the holders of New CET Preferred Stock. The Declaration of Trust shall be revised to provide for cumulative voting, consistent with California law. Vacancies on the board of trustees shall be filled by a majority vote of the members of the board of trustees until a new trustee can be duly elected.

         C. TERMINATION OF EXISTING MEMBERS OF CET BOARD OF TRUSTEES. The Confirmation Order will contain provisions for termination of those trustees and officers of CET who will not continue to serve after the Effective Date. The declaration of trust and bylaws for Reorganized CET will provide for the indemnification of trustees, officers, and agents of Reorganized CET to the fullest extent provided under California law.

         D. POST-CONFIRMATION CHIEF EXECUTIVE OFFICER. Reorganized CET will continue to retain the services of Morrow as Chief Executive Officer after the Effective Date until the first meeting after the Effective Date of the Reorganized CET Initial Board of Trustees. Pursuant to the Bankruptcy Court's Order Approving Services and Confidentiality Agreement Between Fama Management, Inc. Pursuant to Which Debtor Will Employ Frank A. Morrow as Interim Chief Executive Officer, CET will pay Fama Management, Inc. all accrued but unpaid compensation Fama Management, Inc. is entitled to receive under the Order on the Effective Date. The terms and conditions of any employment contract for Morrow for his services after Confirmation shall be filed with the Court prior to the Effective Date and shall be approved by each of the Proponents.

                 In addition to a Chief Executive Officer, the other officers of Reorganized CET shall be designated by the Reorganized CET Initial Board of Trustees prior to Confirmation. Prior to Confirmation, the Reorganized CET Initial Board of Trustees shall file with the Bankruptcy Court the identity of the proposed senior managers and administrators together with their affiliations, qualifications, and initial compensation.

         E. AUTHORIZED SHARES. The declaration of trust (or articles of incorporation) of Reorganized CET shall authorize the issuance of Ten Million (10,000,000) shares of New CET Common Stock. Five Million (5,000,000) shares of New CET Common Stock will be issued to Class 2 (Lenders), Class 17(a) (Subordinated Claims Based on Formerly Held Common Stock), Class 17(b) (Subordinated Claims Based on Currently Held Common Stock), and Allowed Equity Interests in Class 18(a) and Class 18(b) pursuant to the Plan.

         F.      OTHER CORPORATE AND TRUST MATTERS.
                 ---------------------------------

                 1. The board of trustees of Reorganized CET shall take such actions as are reasonable, in the exercise of their business judgment, to determine whether Reorganized CET can or should qualify as a real estate investment trust under California and federal tax laws and regulations, but there is no assurance that Reorganized CET shall qualify as a real estate investment trust, and it may be taxable as a corporation organized and existing under the laws of the State of California. In the event Reorganized CET is a corporation, all references in this Plan to Reorganized CET's "board of trustees" shall refer to its board of directors and all references to its "declaration of trust" shall refer to its Articles of Incorporation.

                 2. The declaration of trust (or articles of incorporation) and bylaws of Reorganized CET shall not contain any anti-takeover provisions, including without limitation, special voting requirements or change in control provisions. The declaration of trust will provide that Reorganized CET may change its name by action of the board of trustees without shareholder approval.

                 3. The New Stock Options (as defined in Section VII.G. hereof) shall have no voting rights with respect to the New CET Common Stock until such New Stock Options have been exercised.

                 4. Reorganized CET may be self-administered or may enter into agreements for the administration, property management, brokerage, leasing, sales, and other contracts for the management of Reorganized CET and its properties as the board of trustees of Reorganized CET may determine. If Reorganized CET qualifies as a real estate investment trust under applicable tax laws, all contracts for the management, administration, and operations of Reorganized CET shall comply with the requirements of California and federal law and regulations governing real estate investment trusts.

         G. NEW STOCK OPTIONS. Reorganized CET may, at the discretion of its Board of Trustees adopt a stock option plan granting stock options provided, however, that Reorganized CET shall grant any stock options which are contemplated by any employment agreements to be entered into in connection with the Plan. New Stock Options may be granted as follows: Management may be granted options (the "New Stock Options") exercisable into five percent (5%) of the New CET Common Stock, on a fully diluted basis, after giving effect to the New CET Common Stock issued under this Plan and the New CET Common Stock which may be issued upon the conversion of the New CET Preferred Stock. Provisions with respect to management compensation, including the vesting, terms of vesting, conditions to exercise, carryover, and exercise price of the New Stock Options, may be determined by the board of trustees of Reorganized CET in its discretion after the Effective Date.

         H. REVESTING OF REMAINING ASSETS AND POST-CONFIRMATION BUSINESS OPERATIONS. On the Effective Date, all the assets, property, and interests in property of Debtor and the Estate, including but not limited to any policy of insurance in which the

Debtor or the Estate held any interest as of the Confirmation Date, shall revest in Reorganized CET, free and clear of all Claims and Interests of any and all entities, except as set forth in this Plan. Reorganized CET is and shall be, as of the Effective Date, the successor in interest to and assignee of the Debtor and the Estate. After the Effective Date, Reorganized CET shall be free to operate its business without further supervision or control by the Bankruptcy Court and free of any restrictions imposed by the Code except as provided in the Plan or by a Final Order of the Bankruptcy Court entered before the Effective Date.

         I. NEW STOCK OPTIONS FOR BOARD OF TRUSTEES. There shall be reserved for the members of the Reorganized CET board of trustees (exclusive of members who are employees or management of Reorganized CET) options (the "New Stock Options") exercisable into one hundred fifty thousand (150,000) shares of New CET Common Stock. On the Effective Date, each member of the Reorganized CET Initial Board of Trustees (except Frank Morrow) shall be issued options for 20,000 shares of New CET Common Stock and such options may be exercised at any time after the options are vested at an exercise price per share equal to the fair value of one share of New CET Common Stock on the date the option is issued, but not less than $2.00 per share. Each successor or subsequent member of the board of trustees of Reorganized CET (except members who are management or employees of Reorganized CET) shall, on the first date of his or her initial term as a trustee, be issued options exercisable into 20,000 shares of the New CET Common Stock (from the 150,000 shares described above), and such options may be exercised at any time, at an exercise price equal to the fair value on the date the option is issued, but not less than $2.00 per share. The term "fair value on the date the option is issued" shall mean not less than the 20-day moving average price of New CET Common Stock which is trading during the 20 days after the option is issued. Options shall vest after issuance on the following schedule: one-third (1/3) shall vest on the date of issuance; one-third (1/3) shall vest on the first anniversary of the trustee becoming a board member; and one-third (1/3) shall vest on the second anniversary of the trustee becoming a board member. Upon termination of a board member's position as trustee, any unvested options shall cease to vest.

                                 ARTICLE VIII.
                           MISCELLANEOUS PROVISIONS.
                           ------------------------

         A.      APPOINTMENT OF REORGANIZED CET AS REPRESENTATIVE OF THE ESTATE.
                 --------------------------------------------------------------

                 1. Pursuant to Section 1123(b)(3) of the Code, Reorganized CET is appointed as the exclusive representative of the Estate and of the Debtor and shall retain and may enforce, before or after the Effective Date, any and all Claims, rights, causes of action, powers, privileges, licenses, and franchises of the Debtor or the Debtor's Estate, including but not limited to (i) Estate Actions, (ii) the right pursuant to Code sections 365 and 1123 to assume, reject, or assume and assign executory contracts and unexpired leases, and (iii) all avoidance actions arising under applicable non-bankruptcy law or under Bankruptcy Code sections 502(d), 544, 545, 547, 548, 549, or 550; except that neither Debtor nor Reorganized CET may retain or enforce any Claim which is waived, relinquished, released, compromised or settled in accordance with this Plan. Reorganized CET may pursue or decline to pursue such rights of action, as appropriate, in its sole and absolute discretion. Without limiting the generality of the foregoing, CET and Reorganized CET reserve all rights with respect to Estate Actions which may include Claims against Jeffrey Berger or his affiliates, or Claims against SunLife of America, including Claims arising out of various transactions among Sun Life of America, Jeffrey Berger, his Affiliates and other related entities, and CET and CalREIT.

                 2. At the request of the Proponents or upon its own authority, Reorganized CET may, but shall not be required to, set off against any Claim and the Distributions to be made pursuant to the Plan in respect of such Claim (other than Allowed Claims) any Claims, setoffs or recoupments of any nature whatsoever the Debtor or Reorganized CET may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by Reorganized CET of any such Claim, setoff or recoupment the Debtor or Reorganized CET may have against such claimant.

         B. CLAIMS OBJECTIONS. From and after the Effective Date, each of the following entities, and only the following entities, shall have standing to object to the allowance of any Claim, Administrative Claim, or Equity Interest, except an Allowed Claim or Allowed Equity Interest which is settled or fixed under the Plan: Lenders, the Equity Holders' Committee, the Creditors' Committee, and Reorganized CET. The United States Trustee retains the right to object to any Administrative Claim and the right to be heard on any issue. The U.S. Securities and Exchange Commission reserves the right to be heard on any issue. Reorganized CET will employ Creditors' Committee accountants and counsel to pursue vendor payables objections. Reorganized CET may employ Lenders' professionals or Reorganized CET's professionals for any objections to Claims of Insiders which have previously been objected to by the Lenders to the extent said Claims objections are not settled before Confirmation.

         C. CONTINUING COMMITTEES. Notwithstanding Confirmation of the Plan, the Equity Holders' Committee and the Creditors' Committee and their respective professionals shall continue to serve in the Chapter 11 Case for the purpose of exercising the right to object to any Claim or Equity Interest other than

Allowed Claims or Allowed Equity Interests which are settled or fixed under the Plan, and (with respect to the Equity Committee) for purposes of monitoring the issuance of New CET Common Stock, redemption of Old CET Common Stock, and filing a motion or being heard on a motion to extend the date for submission of Old CET Common Stock under Article VI.M. of the Plan. Subject to Article VI.H. of this Plan, each committee may employ and Reorganized CET may compensate professionals for services rendered before and after the Effective Date.

         D. RESOLUTION OF THE LUEBKEMAN LITIGATION. The Proponents intend to resolve the issues raised in and by the Luebkeman Litigation either prior to, or concurrently with, Confirmation of the Plan. If the Luebkeman Litigation is so resolved, the Proponents will file an appropriate motion with the Bankruptcy Court to approve the settlement outlining the terms of any such settlement. If the Luebkeman Litigation is not resolved prior to Confirmation, the Luebkeman Litigation will continue to be prosecuted post-Confirmation as an Estate Action. Reorganized CET shall be appointed as the representative of the Estate to pursue the Luebkeman Litigation.

         E. INDEMNIFICATION. CET and Reorganized CET shall indemnify their present and former officers and trustees, pursuant to the applicable state law or any agreement, board minutes, declaration of trust or bylaws that were in effect at any time prior to Confirmation, in connection with any events occurring before, on or after the Filing Date or the Confirmation, but neither CET nor Reorganized CET shall have any indemnification obligations to (i) Sonia Allen, Jeffrey Berger, or any insiders or affiliates of Sonia Allen or Jeffrey Berger (except this clause (i) does not abrogate indemnification obligations to the present officers and trustees of CET) or (ii) any present or former agent or attorney for CET (except in such agent's or attorney's capacity as a present or former officer or trustee). Notwithstanding the foregoing, if any settlement agreement with Jeffrey Berger or Sonia Allen, or any settlement agreement regarding the Luebkeman Litigation, which settlement agreement is approved by the Bankruptcy Court, makes different provisions for indemnification of Jeffrey Berger or Sonia Allen to the extent insurance is available, then such Court- approved settlement agreement shall govern and supersede to the extent this Article VIII.E. of the Plan is inconsistent with said settlement agreement.

         F.      WAIVER OF ADEQUATE PROTECTION CLAIMS:
                 ------------------------------------

                 1. The Lenders waive and release all Allowed Priority Claims and Administration Claims arising from use of collateral, use of cash collateral, failure of adequate protection, or otherwise.

                 2. Debtor and Reorganized CET each waive and release all claims arising under Bankruptcy Code section 506(c) against Lenders, holders of Senior Mortgages, and all real and personal property vested in Reorganized CET pursuant to this Plan, for amounts paid or incurred by Debtor before the Effective Date which benefitted assets vested in Reorganized CET.

                 3. Lenders have agreed that any Administrative Claim or application for payment of Lenders' professional fees and expenses under Code section 503(b) shall be limited to those fees and expenses incurred on or after April 18, 1994.

         G.      RELEASE OF LENDERS LITIGATION:
                 -----------------------------

                 1. The Lenders Allowed Claim shall be allowed in full as provided in this Plan and shall not be subject to any set off or subordination under section 510 of the Bankruptcy Code or other applicable law. Except as expressly provided in this Plan, all controversies, claims (including, without limitation, any Miscellaneous Claims), objections, and defenses that were or could have been asserted in the Chapter 11 Case or in any action, case or proceeding with respect to the Lenders' Claim, the Lender Loans, or the Lenders' actions or inactions at any time are fully and finally compromised, released and extinguished. The Debtor, Reorganized CET, all creditors, holders of claims against the Debtor or the Estate, equity security holders, and parties in interest, and their privities, are barred and enjoined from litigating such claims (including, without limitation, any Miscellaneous Claims), controversies, objections and defenses.

                 2. The Lenders Litigation shall be dismissed with prejudice. The Debtor, Reorganized CET, all holders of Claims against the Debtor or Estate, all holders of any Equity Interests in or against the Debtor or the Estate, parties in interest, any other Person and their privities, are barred and enjoined from litigating such Claims, controversies, objections and defenses. At the hearing on Confirmation, the Proponents shall request that the Bankruptcy Court determine that the settlement of the Lenders Litigation is made in good faith within the meaning of California Code of Civil Procedure section 877.6.

                 3. The definitive documents for such compromise shall be filed with the Bankruptcy Court prior to the Confirmation Date and this Plan may be modified by the Proponents at any time prior to the Effective Date in order to make this Article of the Plan consistent with said definitive documents.

                 4. The Distributions under the Plan, the determination of Allowed Claims and Allowed Equity Interests under Article IV. of this Plan, and the settlements and waivers of Claims and priorities set forth in this Plan take into account the relative priority of the Claims in each class in connection with any subordination provisions arising under law or contract, as well as any grounds for disallowance of, or defenses, setoffs, recoupments or counterclaims against any Allowed Claims, Allowed Equity Interests, Disputed Claims, or Disputed Interests that are the subject of Article IV. or the compromises and settlements in this Article VIII.G. Accordingly, the Distributions to the holders of Allowed Claims in Class 2 shall not be subject to any complaint, levy, garnishment, attachment or other legal process by reason of any alleged subordination (under Bankruptcy Code section 510(c) or otherwise), defense, setoff, recoupment or counterclaim. The Confirmation Order shall permanently enjoin, effective as of the Effective Date, the Debtor, Reorganized CET, all holders of Claims against or interests in the Debtor, and all parties in the Chapter 11 Case and all of their respective privities from enforcing or attempting to enforce any such rights with respect to the Distributions under the Plan to the holders of Allowed Claims in Class 2.

                 5. Reorganized CET shall indemnify and hold each Lender harmless from any Claims asserted against, or liabilities incurred by, Lenders (including all professional fees and costs), in any action, claim or proceeding commenced or continued by or prosecuted on behalf of (i) any present or former officers, agents, or trustees of the Debtor, (ii) any holders of interest in or Claims against the Debtor, (iii) any present or former officers, agents, or trustees of CalREIT, (iv) any holders of interest in or claims against CalREIT, or (v) any privities of the persons described in clauses (i) through (iv) above, which action, Claim, or proceeding has been or could have been raised in the Chapter 11 Case or the Lenders Litigation, or has been released, settled, or determined under or pursuant to this Plan.

         H. RETENTION OF JURISDICTION. Notwithstanding Confirmation or the Effective Date having occurred, the Bankruptcy Court shall retain full jurisdiction as provided in 28 U.S.C. section 1334 to enforce the provisions, purposes, and intent of this Plan, including without limitation:

                 1.       Prosecution of any and all Estate Actions;

                 2. Determination of all causes of action, controversies, disputes or conflicts between CET and any other party which are not settled, released, or waived under the Plan and which existed prior to the Effective Date, whether or not pending theretofore;

                 3. Determination of the allowance of Claims and Equity Interests upon objection to such Claims and Equity Interests, and estimation of any Claim or Equity Interest;

                 4. Approval, pursuant to Section 365 of the Bankruptcy Code, of the assumption, assignment, or rejection of any executory contract or unexpired lease;

                 5.       Any determination necessary or appropriate under
Section 505 of the Bankruptcy Code or other determination relating to tax returns filed or to be filed by the Debtor or Reorganized CET for all periods through the end of the fiscal year in which the Effective Date occurs, including the determination of the amount of basis, depreciation, net operating losses, or other tax attributes of Debtor or Reorganized CET;

                 6. Determination of requests for payment of Claims entitled to priority under Section 507(a) of the Code, including compensation of parties entitled thereto;

                 7. Resolution of controversies and disputes regarding interpretation of this Plan, except that following the Effective Date, the Bankruptcy Court shall not have jurisdiction to resolve any controversy or dispute regarding interpretation of any provision contained in, or rights or interests evidenced by, the New CET Common Stock or the New CET Preferred Stock.

                 8. Implementation of the provisions of this Plan and entry of orders in aid of Confirmation, including without limitation appropriate orders to recover all assets of the Debtor and the estate and to vest title therein and possession thereof in Reorganized CET and to protect Reorganized CET from creditor action, and orders for persons to perform acts necessary for consummation of this Plan under Bankruptcy Code section 1142;

                 9. Adjudication of any causes of action commenced or continued by the Debtor or by Reorganized CET.

                 10. Entry of such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, rescinded or vacated;

                 11. Modifications of the Plan under Code section 1127; confirmation of a modified plan after modification by the Proponents pursuant to Code section 1127; and entry of orders to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court including without limitation the Confirmation Order;

                 12. Determination of all applications for compensation and reimbursement of expenses of professionals under sections 328, 329, 330, 331, and 503(b) of the Code; and

                 13. Entry of an order or decree closing the Estate and terminating the jurisdiction granted herein.

         I. ORDERS TO AID CONSUMMATION OF PLAN. This Plan constitutes and incorporates a motion under Code section 1142 and Rules 7069 and 7070 for an order to cause Debtor and all its present and former trustees, officers, agents, employees, attorneys, accountants, and stock transfer agents to cooperate fully in providing Proponents and Reorganized CET (and its board of trustees, management, and agents) with all information and access to properties and assets of the Estate; to execute conveyances and authorizations reasonably necessary to vest title to the Estate assets in Reorganized CET and its board of trustees; and to execute and deliver such documents and perform such acts as are reasonably necessary to enable Reorganized CET and its board of trustees and management to take possession, custody, and control of all assets vested in Reorganized CET pursuant to this Plan. None of the Debtor, its present or former professionals, or its present or former trustees, employees, or agents shall perform or fail to perform any act that would impair the value of Reorganized CET or interfere with the control by Reorganized CET over property of the estate.

         J.      MODIFICATION OF PLAN; REVOCATION AND WITHDRAWAL:

                 1. The Proponents may, with the consent of all Proponents, alter, amend or modify the Plan under section 1127 of the Code and Federal Rule of Bankruptcy Procedure Rules 2002 and 3017 at any time prior to Confirmation. Any Proponent also may institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, Disclosure Statement or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of the Plan; provided, however, that prior notice of such proceedings is served on all parties affected by the same in accordance with Bankruptcy Rules 2002 and 9014.

                 2. Any Proponent reserves the right to cease being a co-proponent of the Plan. The Plan may be revoked or withdrawn prior to Confirmation either by the consent of all Proponents or by CET.

                 3. If all Proponents revoke or withdraw the Plan prior to Confirmation or if Confirmation or the Effective Date do not occur, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute an admission against interest or a waiver or release of any claims by or against any of CET, the Proponents, any claimant, any interest holder or any other person or prejudice in any manner the rights of CET or any person in any further proceedings involving CET.

         K. STANDING OF PRE-EFFECTIVE DATE CET BOARD OF TRUSTEES After the Effective Date, the pre-Effective Date CET Board of Trustees shall have standing and the right to appear and be heard before the Bankruptcy Court or any other court, in their capacity as the pre-Effective Date CET Board of Trustees, but not as representatives of the Estate or of Reorganized CET, regarding any issues or disputes which relate to events which occurred prior to the Effective Date. Reorganized CET shall reimburse the pre-Effective Date CET Board of Trustees for reasonable attorneys fees and expenses incurred by them, but only in connection with any such matters which relate to (1) objections to Administrative Claims or (2) appeals from the Confirmation Order, subject to application and approval by the Bankruptcy Court, and subject to an aggregate limit of $25,000 in fees and expenses.

         L. DISCHARGE OF TRUSTEES AND OFFICERS. On the Effective Date, CET's trustees and officers are discharged from any further duties as representatives of CET as debtor in possession under the Code.

         M.      DISCHARGE OF CET AND INJUNCTION:
                 -------------------------------

                 1. DISCHARGE. The rights afforded under the Plan and the treatment of all Allowed Claims and the Allowed Equity Interests as provided shall be in exchange for and in complete satisfaction, discharge, and release of all Claims and Equity Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date or interest which would have accrued but for the commencement of this case, against CET, or any of its assets or properties. Except as otherwise provided in this Plan: (a) on the Effective Date, CET shall be deemed discharged to the fullest extent permitted by section 1141 of the Code from all debts and interests, including, but not limited to, debts and interests and Old CET Securities (including any asserted warrants or stock options) that arose before the Confirmation Date and all debts of a kind specified in sections 502(g), 502(h), or 502(i) of the Code whether or not: (i) a proof of Claim or proof of Equity Interest is filed or deemed filed pursuant to section 501 of the Code;
(ii) a debt or interest based on such debt or interest is allowed pursuant to section 502 of the Code, or (iii) the holder of a debt or interest based on such debt or interest has accepted the Plan; and (b) on the Effective Date, all entities other than Reorganized CET shall be precluded from asserting against CET, Reorganized CET, the Committees or their professionals, successors, assigns, members, assets or properties any other or further debts or interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Confirmation Date, all of which debts and interests shall be conclusively deemed released and discharged. The Confirmation Order shall act as a discharge of any and all debts and liabilities of CET, as provided in sections 524 and 1141 of the Code, and such discharge shall void any judgment against CET or Reorganized CET at any time obtained to the extent that it relates to a Claim discharged.

                 2. Without limiting the generality of the foregoing, the Confirmation of this Plan shall, as of the Effective Date, constitute a discharge, under Bankruptcy Code section 1141(d) of all claims and causes of action that arose before Confirmation against the Debtor or Reorganized CET which have been or could have been asserted by any creditors or equity security holders of CalREIT.

                 3. All Claims, defenses, offsets, rights of recoupment, rights to dividends, voting rights, and all powers and authority of Debtor against CalREIT are retained and vested in Reorganized CET. Except as set forth in Article VIII.M.2. above, all Claims, defenses, offsets, rights of recoupment, powers and authority of CalREIT against Debtor are retained and may be asserted against Reorganized CET.

         N. INJUNCTION. Except as otherwise provided in the Plan or the Confirmation Order, on and after the Effective Date, all Persons and entities who have held, currently hold or may hold a Claim or Equity Interest discharged pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claim or Equity
Interest: (i) commencing or continuing, in any manner and in any place, any action or proceeding against CET, Reorganized CET, the Equity Holders' Committee, the Creditors' Committee, and their respective successors, assigns, agents, assets, or property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against CET, Reorganized CET, the Committees and their respective successors, assigns, agents, assets, or property; (iii) creating, perfecting or enforcing any lien against CET, Reorganized CET, the Committees and their respective successors, assigns, agents, assets, or property; (iv) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due to CET, Reorganized CET, the Committee or their respective successors, assigns, agents, assets, or property; and (v) commencing or continuing any action or proceeding, in any manner and in any place, that does not comply with or is inconsistent with the provisions of the Plan. Any entity injured by any willful violation of such injunction shall recover actual damages, including costs and professional fees and, in appropriate circumstances, punitive damages from the willful violator.

         O.      LIMITATION OF LIABILITY.   The Committees, the Debtor, CET,
Reorganized CET, the Lenders, and their respective present and former members, officers, directors, trustees, employees, agents, designees, successors or assigns, or any professional person employed by any of them, shall neither have nor incur any liability to any entity for any action taken or omission made in good faith in connection with or related to formulating, confirming or consummating or implementing the Plan, the

Disclosure Statement or any writing created in connection with the Plan.

         P.      CONDITIONS TO EFFECTIVE DATE:

                 1. The Effective Date of the Plan shall not occur unless and until all the following conditions precedent have been satisfied:

                          a.      The Proponents have filed with the Court a
statement that the Proponents have obtained a commitment for the New Credit Line on terms satisfactory to the Proponents.

                          b.      The Bankruptcy Court has determined that the
total of all Allowed Claims and all Disputed Claims in Class 15(b) (General Unsecured Claims) and Class 16 (Kroeger Claim) on the Effective Date does not exceed Six Million, Two Hundred Thousand Dollars ($6,200,000).

                 2. The conditions specified in this Article VIII.P. may be waived or modified in whole or in part by consent of all the Proponents.

         Q. SEVERABILITY. If the Bankruptcy Court determines, prior to the Confirmation Date, that any provision of the Plan is illegal either as written or as applied to any Claim or Equity Interest, as the case may be, such provision shall be either unenforceable generally or as applied to such Claim or Equity Interest. A determination that a provision of this Plan is illegal or not enforceable as to a particular Claim or Equity Interest shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan or of that provision as applied to other Claims or Equity Interests and the Proponents may modify the Plan to withdraw such provision.

         R. HEADINGS OF ARTICLES AND SECTIONS. The headings of the Articles and Sections of the Plan are inserted for convenience only and shall in no way affect the interpretation of its provisions.

         S. SUCCESSORS AND ASSIGNS. The rights, benefits and obligations of any entity referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors or assigns of such entity.

         T. STOCK LEGEND. Pursuant to United States Trustee Guideline No. 6.16, the following legend will be included on any stock of Reorganized CET issued under the Plan:

                 The securities represented by this certificate have not been registered under the Securities Act of 1933 and were issued pursuant to an exemption provided by 11 U.S.C. Section 1145, under an order confirming the Plan in a case entitled In re Commonwealth Equity Trust, Case No. 93-26727-C-11, in the United States Bankruptcy Court for the Eastern District of California. The holder of this certificate is referred to 11 U.S.C. Section 1145(b) and (c) for guidance as to the sale of these securities.

         U.      CONFIRMATION REQUEST.  In the event the requirements of
section 1129(a)(8) of the Code are not met, Proponents request confirmation of the Plan under section 1129(b) of the Code.

DATED:  August 4, 1994                     COMMONWEALTH EQUITY TRUST


                                           By:
                                                --------------------------------
                                                Frank A. Morrow
                                                Chief Executive Officer

DATED:  August 4, 1994                     EQUITY HOLDERS' COMMITTEE


                                           By:
                                                --------------------------------

                                           Its:
                                                --------------------------------

DATED:  August 4, 1994                     PACIFIC MUTUAL LIFE INSURANCE COMPANY


                                           By:
                                                --------------------------------
                                                Sharon A. Cheever
                                                Vice President, Investment
                                                Counsel

                                                On behalf of itself and as
                                                Agent for Pacific Mutual Lenders

DATED:  August 4, 1994                     CREDITORS' COMMITTEE


                                           By:
                                                --------------------------------

                                           Its:
                                                --------------------------------

Approved by:

PACHULSKI, STANG, ZIEHL & YOUNG, P.C.
                 AND
GREENBERG, GLUSKER, FIELDS, CLAMAN
& MACHTINGER


By:
   -------------------------------------
   Richard M. Pachulski
   Attorneys for Debtor and Debtor-In
   Possession Commonwealth Equity Trust



DOWNEY BRAND SEYMOUR & ROHWER


By:-------------------------------------

   Laura Reimche
   Attorneys for the Equity Holders' Committee



MURPHY, WEIR & BUTLER


By:
   -------------------------------------
   Ellen A. Carroll
   Attorneys for Pacific Mutual
   Life Insurance Company, as Agent
   for Pacific Mutual Lenders



BRONSON, BRONSON & MCKINNON


By:
   -------------------------------------
   Sarah Sisson
   Attorneys for the Creditors' Committee

                               TABLE OF EXHIBITS


EXHIBIT A        SUMMARY OF TERMS OF LENDERS' SENIOR SECURED LOAN DOCUMENTS

EXHIBIT B        SUMMARY OF TERMS OF NEW CET PREFERRED STOCK

EXHIBIT C        SUMMARY OF TERMS OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D        SUMMARY OF TERMS OF NEW CREDIT LINE

EXHIBIT E-1      [FORM OF] NEW CET UNSECURED NOTES

EXHIBIT E-2      [FORM OF] NEW KROEGER NOTE

EXHIBIT F        FLORIN-PERKINS PROPERTIES LOT NUMBERS AND PARCEL NUMBERS

                                   EXHIBIT A


                    TO THIRD AMENDED PLAN OF REORGANIZATION

           SUMMARY OF TERMS OF LENDERS' SENIOR SECURED LOAN DOCUMENTS
           ----------------------------------------------------------

         The following is a summary of the terms of the Lenders' Senior Secured Loan Documents. CET, the Lenders and the Equity Holders' Committee reserve the right to propose or agree to additions, deletions or other changes in the terms and conditions set forth herein as such parties in their mutual agreement from time to time may see fit, without notice except as otherwise required by the Bankruptcy Court or applicable law. Additional terms (including covenants and events of default) may be included in the definitive agreements for the Lenders' Senior Secured Loan Documents. Any and all documents attached to or filed with a modification of Plan filed with the Bankruptcy Court shall supersede the provisions of this summary and shall be controlling where inconsistent with this summary. All capitalized terms have the meanings defined in the First Amended Plan.

Borrower:                 Reorganized CET

Amount:                   $40 million in the aggregate

Interest Rate             Eight and one-half percent (8 1/2%) per
and Payments:             annum.  Interest shall be payable in kind through
                          September 30, 1996, by means of Interest Deferral
                          Notes issued quarterly; thereafter interest shall be payable monthly in cash. Interest Deferral Notes:
                          Interest Deferral Notes shall accrue interest at the rate of eight and one-half percent (8 1/2%) per annum, from date of issuance. Interest payments both on principal and the interest accrued through September
                          30, 1996, shall be payable monthly, in cash, commencing on November 1, 1996.

Maturity:                 October 1, 2000 for both $40 million Senior
                          Secured Notes and Interest Deferral Notes.

Lenders' Collateral:      Lenders Senior Secured Notes and
                          Interest Deferral Notes are secured by all existing and hereafter arising interests of Reorganized CET in real property and personal property, including all rents, notes receivable, and hotel revenues, except for After Acquired Property. Collateral includes any interest of Reorganized CET in any real property or personal property hereafter acquired by Reorganized CET as a result of any merger, acquisition, tender offer, or other business combination with CalREIT, regardless of whether Reorganized CET or CalREIT is the surviving entity. Lenders' Secured Deeds of Trust are junior only to Senior Mortgage Liens and liens securing the New Credit Line and the Redding Hotel Improvement Loan.


After Acquired
Property:                         Lenders have no lien on any property acquired
                                  by Reorganized CET after Confirmation to the extent that the purchase money for such property consists solely of the proceeds of any equity offering, unsecured financing
                                  (exclusive of the New Credit Line), or
                                  financing secured solely by a purchase money security interest in the property acquired.

Optional
Prepayments:                      At par plus accrued interest, at any time.


Mandatory
Prepayments of
Principal:                        None, except as provided below from 80% of
                                  Net Proceeds of asset transactions.

Application of
Asset Proceeds:                   Both (a) 80% of Net Proceeds received from
                                  (i) the sale of any Lenders' Collateral
                                  (other than leases in the ordinary course of business), (ii) the granting of any options for the sale of any Collateral, (iii) the paydown of principal of Notes Receivable or
                                  (iv) new financing or refinancing secured by a lien on any Lenders' Collateral and (b)
                                  80% of CalREIT dividends resulting from other than net income of CalREIT (i.e., all or any portion of special dividends or all or any portion of ordinary dividends resulting from the disposition of CalREIT assets or collection of principal on CalREIT notes receivable) shall be applied in the following order: (i) interest accrued and unpaid on any Interest Deferral Note; (ii) outstanding principal on any Interest Deferral Note;
                                  (iii) interest accrued but unpaid on
                                  the Lenders' Senior Secured Notes, and (iv) outstanding principal under the Lenders'
                                  Senior Secured Notes.

Net Proceeds:                     Gross cash proceeds received by Reorganized
                                  CET from a post-Confirmation Date
                                  transaction, less the total of: (i) the amount required to satisfy any liens encumbering the asset which is the subject of the transaction (other than a lien held by the Lenders); (ii) the amount of any Allowed
                                  Secured Real Property Tax Claim encumbering the asset; (iii) any and all brokerage commissions, closing costs, title insurance costs or other fees or costs payable by Reorganized CET to any non-Insider relating thereto; and (iv) any and all fees incurred by the Lenders in order to consummate the transaction. Reorganized CET shall reserve a portion of the Net Proceeds to satisfy any federal, state or local income tax liability of Reorganized CET arising from the transaction. If funds remain after
                                  Reorganized CET satisfies its income tax obligation for the year in which the transaction occurred, said funds shall be deemed to be Net Proceeds and shall be applied 80%-20% as set forth above.

Affirmative
Covenants:                        Including, but not limited to,inspection of
                                  Reorganized CET's books and records,
                                  maintenance of insurance and distribution of financial statements at least monthly at Lenders' request.

                                  In addition, Reorganized CET will (i) cause
                                  CalREIT to maintain books and records and insurance and to pay all property taxes, and
                                  (ii) provide Lenders with copies of all
                                  notices and financial statements it receives from CalREIT.

Negative Covenants:               Including, but not limited to, the following:

     A.      Incurrence of Additional Debt.  None permitted except:

             1. Up to $10 million under the New Credit Line; provided that no part of the New Credit Line shall be used to purchase real property or to make tenant improvements on After Acquired Property without the Lenders' consent.

             2.       The Redding Hotel Improvement Loan up to $1,000,000.

                 3. Non-recourse purchase money financing to acquire new Real Property or Personal Property.

                 4. Refinancing of Senior Mortgage Liens, provided that any Net Proceeds in excess of the Senior Mortgage Lien are applied 80% to Lenders' Senior Secured Notes as provided above.



                 5. Financing of any Real Property (but no financing or fractionalization is permitted of Notes Receivable, Partnership Interests, or pledged Stock), provided that 80% of Net Proceeds are applied to Lenders' Senior Secured Notes as provided above.

                 6. New unsecured debt, provided that it has a maturity longer than October 1, 2000; and further provided that after giving effect to the new unsecured debt, Reorganized CET has a 2 to 1 ratio of available cash flow (EBITDA less interest expense, taxes, capital expenditures and tenant improvements) to interest expense.

                 7. Unsecured trade payables incurred in the ordinary course of business.

         B.      Incurrence of Additional Liens.  None permitted except:

                 1.       To secure permitted debt described in 1. above.

                 2. Ad valorem real property taxes and governmental assessments, subject to covenant to pay property taxes before delinquency (except those taxes treated under the First Amended Plan.)

                 3.       Mechanics lien claim.

         C. Asset Sales. Reorganized CET may sell assets which constitute the Lenders' Collateral under the following conditions: (a) 80% of the Net Proceeds are paid to Lenders as provided above; and (b) any note or other collateral provided as consideration for the sale is pledged to the Lenders.

         D. Merger, Sale of Assets. Without approval of Lenders, Reorganized CET may not merge with another entity (except CalREIT) or sell all or substantially all of its assets.

         E. Restricted Payments. No repurchase of common shares and no payment of any dividends or distributions to the holders of New CET Common Stock are permitted, other than such dividends as may be necessary, in the opinion of counsel, in order to maintain Reorganized CET's status as a real estate investment trust, until (1) dividends on the New CET Preferred Stock have been paid current and in Cash, including any interest which has accrued on any unpaid dividends on the New CET Preferred Stock, (2) all amounts of interest owing on the Lenders' Senior Secured Notes are paid in Cash, and (3) the New Credit Line and the Redding Hotel Improvement Loan have been paid in full. Repurchase of common shares and payment of dividends or New CET Common Stock or distributions to shareholders shall be made only from available cash flow (EBITDA less interest expense, taxes, capital expenditures and tenant improvements). Prior to September 30, 1996, repurchase of New CET Preferred Stock and payment of cash dividends on New CET Preferred Stock may be made in any one quarter provided that (1) Reorganized CET has paid interest in cash on the Lenders' Senior Secured Notes in the immediately preceding quarter; and (2) Reorganized CET thereafter pays interest in cash on the Lenders' Senior Secured Notes and thereafter no longer has the option of paying interest by means of Interest Deferral Notes. No repurchase or repayment of the New Kroeger Note or the New Unsecured Notes ahead of schedule is permitted.

         F. Investment, Loans or Advances. Reorganized CET will not invest in, purchase (except with respect to the purchase, with After Acquired Property, of 100% of the stock of a corporation whose primary assets are real property) or acquire (except for the disposition of a specific asset) stock or other securities of, or make any loans or capital contributions to, any Person except short-term commercial paper and other short-term taxable or tax-exempt instruments assigned either of the two highest ratings by Moodys or S&P, or certificates of deposit or repurchase agreements of U.S. banks having combined capital and surplus greater than $500 million.

         G. Transactions with Affiliates. Reorganized CET will not enter into any transactions with any Affiliate (except CalREIT) or any present or former Advisor or property manager or any affiliates thereof, or any holder of 5% or more of the New CET Common Stock except with Board approval, on an arms' length basis and on terms that are no less favorable to Reorganized CET than those that would be obtainable at the time from an unaffiliated party.

          H. CalREIT. Reorganized CET will not vote to allow CalREIT (i) to sell substantially all of its assets or

(ii) to merge with any entity other than Reorganized CET without the consent of Lenders.

                                   EXHIBIT B

                  SUMMARY OF TERMS OF NEW CET PREFERRED STOCK
                  -------------------------------------------

         The following is a summary of the terms of the Preferred Stock to be issued to the Lenders pursuant to a Preferred Stock Purchase Agreement. CET, the Lenders and the Equity Holders' Committee reserve the right to propose or agree to additional, deletions or other changes in the terms and conditions set forth herein as such parties in their mutual agreement from time to time may see fit, without notice except as otherwise required by the Bankruptcy Court or applicable law. Additional terms may be included in the charter documents and other documents relating to the Preferred Stock. Any and all documents attached to a modification of Plan filed with the Court shall supersede the provisions of this summary and shall be controlling where inconsistent with this summary.

Issuer:                           Reorganized CET

Securities:                       The Lenders will receive a total of _____
                                  shares of Reorganized CET's Preferred Stock, having a par value of [$.01] per share and a stated value (the "Stated Value") of Two
                                  Dollars ($2.00) per share (the "Preferred
                                  Stock")

Priority:                         The Preferred Stock will have priority over
                                  all other equity securities of Reorganized
                                  CET with respect to dividend rights and
                                  rights of redemption and upon voluntary or involuntary liquidation, dissolution or winding up.

Dividend:                         The Preferred Stock will earn dividends on a
                                  cumulative basis from the date of issuance whether or not earned or declared at a rate of ten percent (10%) per annum of the Stated
                                  Value; provided, however, that until October
                                  1, 1998, dividends may be paid in additional shares of Preferred Stock rather than cash.
                                  Dividends will be payable quarterly on each March 31, June 30, September 30 and December
                                  31. No dividends will be paid or declared on the Common Stock until (i) all accrued and unpaid dividends on the Preferred Stock have been paid in full and (ii) interest on the Lender's Note has been paid current in cash.

Liquidation                       Upon any voluntary or involuntary
Preference:                       dissolution or winding up of the affairs of
                                  Reorganized CET, the holders of Preferred
                                  Stock will be first paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to the Stated Value plus all accrued and unpaid dividends before any payment may be made or any assets distributed to the holders of any junior equity securities. Holders of
                                  Preferred Stock will not be entitled to any other distributions in the event of such liquidation, dissolution or winding up of the affairs of Reorganized CET.

Voting Rights:                    Holders of Preferred Stock will have the
                                  right to elect one member of the Board and to vote upon certain major events (described below) or as provided by law, but will have no other voting rights. So long as any shares of Preferred Stock are outstanding, the Articles of Incorporation or Declaration of Trust, as the case may be, will provide that Reorganized CET may not, without the approval of fifty-one percent (51%) of the issued and outstanding shares of Preferred
                                  Stock voting together prior to the Preferred
                                  Stock, either as to dividends or redemption or upon voluntary or involuntary liquidation, dissolution or winding up, (b) increase additional shares of Preferred Stock, except to pay dividends on the Preferred Stock, (c) amend, alter, waive the application of or repeal (whether by merger, consolidation or otherwise) any provision of the Articles of Incorporation or the Declaration of Trust, as the case may be, of Reorganized CET, or enter into any agreement or take any other action which would alter, change or otherwise adversely affect the powers, rights or preferences of the Preferred Stock, (d) effect the liquidation, sale, lease, conveyance or exchange of all or substantially all of the assets, property or business of Reorganized CET, or the merger or consolidation of Reorganized CET with or into any other corporation (other than California Real Estate Investment Trust) or the occurrence of a Change-In- Control
                                  Transaction (as hereinafter defined), (e) take any action which would cause a dividend or other distribution to be deemed to be received by the holders of the Preferred
                                  Stock for federal income tax purposes unless it is actually received by such holders, or
                                  (f) at
                                  any time after October 1, 1998, when
                                  Reorganized CET has not paid, when due, cash dividends on the Preferred Stock for three consecutive quarters, incur any indebtedness other than purchase money indebtedness.

                                  "Change-In-Control Transaction" means any transaction or series of related transactions resulting in any person or persons acting in concert who were not theretofore the holder or holders of voting securities enabling the holder or holders thereof to cast more than a majority of the votes which may be cast for the election of directors becoming the holder or holders of at least such amount of voting securities (for such purpose, treating instruments or securities issued in such transaction which are convertible into or exchangeable or exercisable for voting securities as being so converted, exchanged or exercised upon issuance, regardless of the terms thereof), provided, however, that a change-in-control which results from the transfer or transfers of such voting securities by the holders of the Preferred Stock shall not be deemed a Change-In-Control Transaction, as defined herein.

Election                          So long as any Preferred Stock is
of Board:                         the Board will consist of up to
                                  five members, and the holders of fifty-one percent (51%) of the shares of then-outstanding Preferred Stock will be entitled to elect one director. The other directors will be elected by the holders of Common
                                  Stock of Reorganized CET.

Conversion:                       Optional Conversion

                                  Upon the issuance in a single offering or transaction (the "New Issuance") by Reorganized CET of Common Stock and/or any equity securities convertible into or exchangeable or exercisable for Common Stock for an aggregate purchase price equal to or greater than one hundred fifty percent (150%) of the sum of (i) the aggregate Stated Value of all outstanding shares of Preferred Stock plus (ii) all accrued and unpaid dividends thereon, Reorganized CET will have the right to cause the conversion of all outstanding Preferred Stock into Common Stock at a conversion price equal to 80% of the New Issuance offering price.

                                  Mandatory Conversion

                                  All outstanding Preferred Stock will
                                  automatically convert into Common Stock at a price per share equal to the Stated Value upon (i) any failure on and after October 1, 1998, by the Corporation to declare and pay any cash dividend on the Preferred Stock for 90 days after the payment date, or (ii) the failure by Reorganized CET to redeem the Preferred Stock (and to pay all accrued and unpaid dividends thereon) within ten (10) days after the occurrence of any event requiring it to do so.

Redemption:                       Upon (i) either (a) the consummation by
                                  Reorganized CET of a Major Event for which consent of the holders of Preferred Stock has been sought but not obtained, or (b) the consummation by Reorganized CET of a Major
                                  Event without the requisite consent of the Holders of Preferred Stock having been sought, or (ii) the maturity date, October 1, 2000, Reorganized CET must redeem all outstanding Preferred Stock not more than ten
                                  (10) days following such event for cash at a redemption price per share equal to the Stated Value plus all accrued and unpaid dividends thereon provided, however, that the redemption rights under subsections (i)(a) and (i)(b), hereof, may be waived by election of the holders of fifty one percent (51%) of the outstanding shares of Preferred Stock.
                                  If Reorganized CET fails to redeem the
                                  Preferred Stock within such ten-day period, all such shares will be converted to Common
                                  Stock.

Registration                     Pursuant to the Registration Rights Agreement,
Rights:                          and subject to certain minimum share and
                                 offering amount requirements set forth
                                 therein, (i) the holders of CET Common Stock issued upon conversion of Preferred Stock and
                                 (ii) the holders of New CET Common Stock issued to the Lenders pursuant to the Plan will be entitled to two demand registrations, unlimited short form registrations and unlimited piggyback rights, at the expense of Reorganized CET.

Anti-dilution                    Anti-dilution protection will be provided only
Rights:                          in the event of the issuance or issuances of
                                 Common Stock or Common Stock equivalents at less than Two Dollars ($2.00) per share, any reclassification or change of the Common
                                 Stock, any consolidation or merger of

                                  Reorganized CET (other than a merger with California Real Estate Investment Trust), any subdivision or combination of shares of Common Stock or certain payments of dividends or distribution in Common Stock. Adjustments for issuances of Common Stock or Common Stock equivalents at less than Two Dollars ($2.00) per share will be on a weighted average basis.

                                   EXHIBIT C

               SUMMARY OF TERMS OF REGISTRATION RIGHTS AGREEMENT

                 The following is a summary of the Registration Rights Agreement. The Proponents reserve the right to propose or agree to additions, deletions or other changes in the terms and conditions set forth herein as the Proponents from time to time may see fit, without notice except as otherwise required by the Bankruptcy Court or applicable law. Additional terms may be included in the definitive agreements for the Registration Rights Agreement. Any and all documents attached to a Modification of Plan filed with the Bankruptcy Court shall supersede the provisions of this summary and shall be controlling where inconsistent with this summary.

1. Registration rights shall accrue to the Lenders with respect to New CET Common Stock issued under the Plan and CET Common Stock issuable upon conversion of CET Preferred Stock and to transferees (and subsequent transferees) of such New CET Common Stock and Preferred Stock. Reorganized CET shall be a party to the Registration Rights Agreement.

2. Two demand registrations (each at request of holders seeking to register at least 20% of the New CET Common Stock issued to Lenders under the Plan).

3.       Unlimited piggy-back registrations.

4. Reorganized CET pays all expenses other than underwriting discounts on both demand and piggy-back registrations.

5. Underwriter for demand registrations is selected by holders of 51% of the securities held by Lenders (or their transferees) which are to be sold in the offering.

6. Cutbacks at request of the underwriter on demand registration shall first be deducted pro rata based on shares sought to be sold by Lenders (and their transferees) who are not initiating holders and then pro rata based on shares sought to be sold by Lenders (and their transferees) who are initiating holders.

7. Cutbacks at the request of the underwriter on piggy-back registrations are on same basis as in Paragraph 6 with respect to the New CET Common Stock held by Lenders (and their transferees); shares held by any other holders of piggy-back rights are excluded from the offering before any cutbacks of shares held by Lenders (and their transferees).

8.       No restrictions on timing of registration rights offerings.

9. Rights to demand registration expire five (5) years after Effective Date and rights to piggy-back registration expire ten (10) years after Effective Date.

10. Registration rights are available even if exemption from registration would be available.

11. Provisions for customary indemnification of persons selling pursuant to registration rights.

                                   EXHIBIT D

                      SUMMARY OF TERMS OF NEW CREDIT LINE
                      -----------------------------------

                 The following is a summary of the terms of the New Credit Line. No representation is made regarding whether this summary has been or may be approved by any other person. The Proponents reserve the right to propose or agree to additions, deletions or other changes in the terms and conditions set forth herein as the Proponents from time to time may see fit, without notice to anyone except as otherwise required by the Bankruptcy Court or applicable law. Additional terms (including covenants and events of default) may be included in the definitive agreements for the New Credit Line Documents. Any and all documents filed with the Bankruptcy Court shall supersede the provisions of this summary and shall be controlling where inconsistent with this summary.

Borrower:                         Reorganized CET

Amount:                           Maximum of $10 million

Interest:                         Market Rate of Interest

Mandatory Repayments:             None; revolving credit line

Maturity Date:                    Up to three years after Plan Effective Date.

Collateral:                       First lien on certain real property and
                                  pledged notes receivable as Reorganized CET
                                  and New Credit Line Lender may agree.  Senior
                                  to liens securing New Lender Notes.

                                  EXHIBIT E-1

                                   [FORM OF]
                             NEW CET UNSECURED NOTE
                             ----------------------


$____________
Sacramento, California
                                                  Dated as of ____________, 1994


                 FOR VALUE RECEIVED, the undersigned, _____________, a California _____________________ and Reorganized CET under the ______________ Plan of Reorganization confirmed by Confirmation Order entered on _____________, 1994 by the United States Bankruptcy Court for the Eastern District of California in Case No. 93-26727-C11 ("Borrower") promises to pay to the order of ________________ ("Payee") at Sacramento, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of __________________ DOLLARS ($___________), with interest thereon at the rate specified herein.

                 On the earlier of (i) ________, 2004 [ten calendar years from the Effective Date] (the "Maturity Date"), or (ii) the occurrence and during the continuance of an Event of Default (as defined below) and the receipt by Borrower from holder of a notice of acceleration, Borrower shall pay to Payee the aggregate principal amount then outstanding under this New CET Unsecured Note, together with any accrued and unpaid interest thereon.

                 Interest hereunder shall accrue until this New CET Unsecured
Note is paid in full (computed on the basis of a 365-day year, actual days elapsed), at ten percent (10%) per annum.

                 Borrower shall make semi-annual payments of interest due hereunder commencing on ________, 1994. Each such payment shall be due on the first (1st) day of the month, and is payable not later than the tenth (10th) day of the month. On the Maturity Date hereunder, Borrower shall repay in full all outstanding amounts of principal and interest due under this New CET Unsecured Note.

                 Borrower may prepay all or any part of the principal on this New CET Unsecured Note at any time without premium or penalty. Payments of principal made by Borrower to Payee on account of this New CET Unsecured Note may not be reborrowed.

                 Upon the occurrence and during the continuance of an Event of Default (as defined below) and the receipt by Borrower from holder of a notice of acceleration, the holder of this New CET Unsecured Note, at holder's option, may declare all sums of principal and interest hereunder to be immediately due and payable.

                 As used herein, "Event of Default" shall mean the failure by Borrower to pay as and when due any amount of principal of, or interest on, this New CET Unsecured Note. No other event or occurrence shall be an Event of Default hereunder nor entitle holder to accelerate the obligations under this New CET Unsecured Note.

                 In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Payee or any holder hereof exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Payee shall apply all interest paid in excess of the maximum lawful rate to the principal balance of this New CET Unsecured Note. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Payee not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Payee under applicable law.

                 This New CET Unsecured Note shall be governed by and construed in accordance with the laws of the State of California.

                 IN WITNESS WHEREOF, the undersigned Borrower has executed this New CET Unsecured Note as of the day and year set forth on the first page hereof.

________________________,
As Borrower


By: ______________________

Its: _____________________

                                  EXHIBIT E-2

                                   [FORM OF]
                                NEW KROEGER NOTE
                                ----------------



$2,500,000
                                                          Sacramento, California
                                                  Dated as of ____________, 1994


                 FOR VALUE RECEIVED, the undersigned, _____________, a California __________________ and Reorganized CET under the _______________ Plan of Reorganization confirmed by Confirmation Order entered ______________, 1994 by the United States Bankruptcy Court for the Eastern District of California in Case No. 93-26727-C11 ("Borrower"), promises to pay to the order of Henry Kroeger and Kathryn Kroeger (collectively, "Payee") at Sacramento, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000).

                 On the earlier of (i) ________, 2002 [eight calendar years from the Effective Date] (the "Maturity Date"), or (ii) the occurrence and during the continuance of an Event of Default (as defined below) and the receipt by Borrower from holder of a notice of acceleration, Borrower shall pay to Payee the aggregate principal amount then outstanding under this New Kroeger Note. The obligations of Borrower under this New Kroeger Note shall not bear interest.

                 Borrower shall make principal payments under this New Kroeger
Note in equal monthly installments of $20,000 each commencing on ____, 1994 and continuing up to and including ____, 2002. Each such payment shall be due on the first (1st) day of the month, and is payable not later than the tenth
(10th) day of the month. On the Maturity Date hereunder, Borrower shall repay in full all outstanding amounts of principal due under this New Kroeger Note.

                 Borrower may prepay all or any part of the principal on this New Kroeger Note at any time without premium or penalty. Payments of principal made by Borrower to Payee on account of this New Kroeger Note may not be reborrowed.

                 Upon the occurrence and during the continuance of an Event of Default (as defined below) and the receipt by Borrower from holder of a notice of acceleration, the holder of this New Kroeger Note, at holder's option, may declare all sums of principal hereunder to be immediately due and payable.

                 As used herein, "Event of Default" shall mean the failure by Borrower to pay as and when due any amount of principal of this New Kroeger Note. No other event or occurrence shall be an Event of Default hereunder nor entitle Payee to accelerate the obligations under this New Kroeger Note.

                 This New Kroeger Note shall be governed by and construed in accordance with the laws of the State of California.

                 IN WITNESS WHEREOF, the undersigned Borrower has executed this New Kroeger Note as of the day and year set forth on the first page hereof.

________________________ ,
As Borrower


By: ______________________

Its: _____________________

                                   EXHIBIT F
            FLORIN-PERKINS PROPERTIES LOT NUMBERS AND PARCEL NUMBERS
            --------------------------------------------------------

LOT #        BOND #                    PARCEL #                          BONDHOLDER
- - -----        ------                    --------                          ----------
   21           021                       062-0140-001                      Schumacher

   22           022                       062-0140-002                      Schumacher

   38           037                       062-0120-021                      OK&B, a California
                                                                            Partnership

   48           047                       062-0130-018                      OK&B

   49           048                       062-0120-012                      OK&B

   50           049                       062-0120-013                      OK&B

   51           050                       062-0120-014                      BETSY BENNETT

   52           051                       062-0120-015                      OK&B

   53           052                       062-0120-016                      OK&B

   54           053                       062-0120-017                      OK&B

   55           054                       062-0120-018                      LEVCO SECURITIES

   56           055                       062-0120-019                      LEVCO SECURITIES

   57           056                       062-0120-001                      BETSY BENNETT

   58           057                       062-0120-002                      OK&B

   59           058                       062-0120-003                      OK&B

   60           059                       062-0120-004                      OK&B

   61           060                       062-0120-005                      OK&B

   62           061                       062-0120-006                      OK&B

   63           062                       062-0120-007                      OK&B

   64           063                       062-0120-008                      OK&B

   65           064                       062-0120-009                      OK&B

   66           065                       062-0120-010                      OK&B

   67           066                       062-0120-011                      OK&B